                                                                 EXHIBIT 10-(23)





                        STANDBY NOTE PURCHASE AGREEMENT


                                     among


                                   SONAT INC.


                                      and


                        CREDIT LYONNAIS NEW YORK BRANCH
                 as Administrative Agent for the Banks party to
                      the Revolving Credit Agreement with
                    Citrus Corp. dated as of the date hereof


                                      and


                                  Citrus Corp.
                            Joining for Purposes of
                          Acknowledging and Consenting

                         Dated as of December 23, 1993



                                  Relating to
                                  $150,000,000


                           Revolving Credit Agreement
                                 Series B Notes
                                       of
                                  Citrus Corp.

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                                            TABLE OF CONTENTS
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                                                                                                      Page
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
                                                             ARTICLE I
                                                            DEFINITIONS
              SECTION 1.01.    Terms Defined in Revolving Credit Agreement   . . . . . . . . . . . . .   1
              SECTION 1.02.    Certain Defined Terms   . . . . . . . . . . . . . . . . . . . . . . . .   1
              SECTION 1.03.    Accounting Terms  . . . . . . . . . . . . . . . . . . . . . . . . . . .   4

                                                             ARTICLE II
                                                PURCHASE OF NOTES; PAYMENTS AND FEES
              SECTION 2.01.    Purchases of the Series B Notes   . . . . . . . . . . . . . . . . . . .   4
              SECTION 2.02.    Sonat's Status After Purchase of the Series B Notes   . . . . . . . . .   6
              SECTION 2.03.    Returned Payments   . . . . . . . . . . . . . . . . . . . . . . . . . .   7
              SECTION 2.04.    Amendments and Modifications  . . . . . . . . . . . . . . . . . . . . .   8

                                                            ARTICLE III
                                                        OBLIGATIONS ABSOLUTE
              SECTION 3.01.    Obligations Absolute  . . . . . . . . . . . . . . . . . . . . . . . . .   8
              SECTION 3.02.    Additional Consents and Agreements  . . . . . . . . . . . . . . . . . .   9
              SECTION 3.03.    No Duty to Pursue Others  . . . . . . . . . . . . . . . . . . . . . . .   9
              SECTION 3.04.    Waiver of Notices, etc  . . . . . . . . . . . . . . . . . . . . . . . .   9

                                                             ARTICLE IV
                                                   REPRESENTATIONS AND WARRANTIES
              SECTION 4.01.    Representations and Warranties of Sonat   . . . . . . . . . . . . . . .  10
              SECTION 4.02.    Survival of Representations; Deemed Representations   . . . . . . . . .  12

                                                             ARTICLE V
                                                         COVENANTS OF SONAT
              SECTION 5.01.    Affirmative Covenants   . . . . . . . . . . . . . . . . . . . . . . . .  13
              SECTION 5.02.    Negative Covenants  . . . . . . . . . . . . . . . . . . . . . . . . . .  15

                                                             ARTICLE VI
                                                         EVENTS OF DEFAULT
              SECTION 6.01.    Events of Default   . . . . . . . . . . . . . . . . . . . . . . . . . .  15

                                                            ARTICLE VII
                                                           MISCELLANEOUS
              SECTION 7.01.    Notices   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  17
              SECTION 7.02.    Waivers; Amendments   . . . . . . . . . . . . . . . . . . . . . . . . .  18
              SECTION 7.03.    Rights Cumulative   . . . . . . . . . . . . . . . . . . . . . . . . . .  18
              SECTION 7.04.    Continuing Obligation   . . . . . . . . . . . . . . . . . . . . . . . .  19
              SECTION 7.05.    Costs, Expenses and Taxes   . . . . . . . . . . . . . . . . . . . . . .  19
              SECTION 7.06.    Right of Set-off  . . . . . . . . . . . . . . . . . . . . . . . . . . .  21
              SECTION 7.07.    Termination   . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  21
              SECTION 7.08.    Severability  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  22



                                                                                                       Page
                                                                                                       ----
              SECTION 7.09.    Transfer of Borrower Obligations  . . . . . . . . . . . . . . . . . . . .  22
              SECTION 7.10.    Governing Law   . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  22
              SECTION 7.11.    Submission to Jurisdiction  . . . . . . . . . . . . . . . . . . . . . . .  22
              SECTION 7.12.    Headings  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  23
              SECTION 7.13.    Business Days   . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  23
              SECTION 7.14.    Confidentiality   . . . . . . . . . . . . . . . . . . . . . . . . . . . .  23
              SECTION 7.15.    Counterparts  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  24


 Exhibit A - Terms of Subordination                                                                      A-1


         This STANDBY NOTE PURCHASE AGREEMENT ("this Agreement") is made and entered into this 23rd day of December, 1993 by and among SONAT INC., a Delaware corporation ("Sonat"), Credit Lyonnais New York Branch, a duly licensed branch under the New York Banking Law of a foreign banking corporation organized under the laws of the Republic of France, as Administrative Agent for the Banks party to the Revolving Credit Agreement with Citrus Corp., a Delaware corporation, dated of even date herewith, and Citrus Corp. joining for purposes of acknowledging and consenting to the terms hereof.


                             PRELIMINARY STATEMENTS

         A. Citrus Corp. ("Citrus" or the "Borrower") has entered into that certain Revolving Credit Agreement of even date herewith with the Banks party thereto, and The Toronto-Dominion Bank and Credit Lyonnais New York Branch, as Managing Agents, and with Credit Lyonnais New York Branch, as Administrative Agent for the Banks thereunder (such agreement, as it may from time to time be amended or supplemented, the "Revolving Credit Agreement").

         B. The Banks will, subject to the terms and conditions of the Revolving Credit Agreement, make Advances to the Borrower.

         C. One of the conditions under the Revolving Credit Agreement to the Banks' making Advances to the Borrower is the execution and delivery of this Agreement by Sonat.

         D. To induce the Banks to enter into the Revolving Credit Agreement and make Advances to the Borrower subject to the terms and conditions thereof, Sonat desires to execute and deliver this Agreement to the Administrative Agent for the benefit of Citrus and each Bank.

         NOW, THEREFORE, in consideration of the premises, the parties agree as follows:


                                   ARTICLE I

                                  DEFINITIONS

         SECTION 1.01. Terms Defined in Revolving Credit Agreement. Capitalized terms which are defined in the Revolving Credit Agreement have the same meaning herein, except as otherwise defined herein.

         SECTION 1.02. Certain Defined Terms. As used in this Agreement, the following terms shall have the following meanings (such meanings to be equally applicable to both the singular and the plural forms of the terms defined):

         "Accrued Interest" means, with respect to the Series B Notes, the interest from time to time accrued thereon (including, without limitation, interest accruing or becoming owing both prior to and subsequent to the commencement of any proceeding against or with respect to the Borrower under any chapter of the Bankruptcy Code) and, with respect to any Tendered Series B Notes to be purchased hereunder, the accrued interest on such Tendered Series B Notes to but not including the date on which such Tendered Series B Notes are purchased, in all cases determined in accordance with the Revolving Credit Agreement and to the extent not previously paid by the Borrower (subject to Section 2.03(c)).

         "Additional Interest" has the meaning assigned to that term in Section 2.03(a).

         "Borrower Obligations" means all payment obligations of the Borrower under the Revolving Credit Agreement and the Notes, including, without limitation, all obligations in respect to principal of and interest on the Notes, fees, expenses and other amounts (whether due to increased cost, taxes, indemnification or otherwise) which may be due under such Loan Documents.

         "Change in Control" means

               (a) the failure of Enron and Sonat collectively to own, directly or indirectly, 51% of the outstanding Voting Stock of Citrus free and clear of all Liens (other than Liens for so long as the ability of Enron and Sonat, collectively, to fully exercise voting rights with respect to such shares remains unaffected); or

               (b) the failure of Citrus to own, directly or indirectly, 51% of the outstanding Voting Stock of FGT free and clear of all Liens (other than Liens permitted pursuant to Section 5.02(d) of the Revolving Credit Agreement).

         "Debt" of any Person means, at any date, without duplication, (i) obligations for the repayment of money borrowed which are or should be shown on a balance sheet as debt in accordance with GAAP, (ii) obligations as lessee under leases which, in accordance with GAAP, are capital leases, and (iii) guaranties of payment or collection of any obligations described in clauses (i) and (ii) of other Persons, provided, that clauses (i) and (ii) include, in the case of obligations of the Borrower or any Subsidiary, only such obligations as are or should be shown as debt or capital lease liabilities on a Consolidated balance sheet in accordance with GAAP; provided, further, that none of the following shall constitute Debt: (A) the liability of any Person as a general partner of a partnership for Debt of such partnership, if the partnership is not a Subsidiary of such Person, and (B) obligations (other than borrowings, capital leases or financial guaranties by the Borrower or any Subsidiary) related to the sale, purchase or delivery of hydrocarbons in respect of production payments conveyed in transfers constituting sales under GAAP.

        "Effective Date" means the date this Agreement becomes effective pursuant to Section 7.15.

         "Event of Default" has the meaning assigned to that term in Section
6.01.

         "Expiration Date" means the first date on which all the Series B Notes have been paid in full (except for Tendered Series B Notes purchased under this Agreement) and no Bank has any further Commitment.

         "Indemnified Party" has the meaning assigned to that term in Section 7.05(b).

         "Moody's" means Moody's Investors Service, Inc.

         "Note Purchase Event" means

               (a) the failure of Citrus to pay any or all of the Notes on the Termination Date, or

               (b) an Event of Default has occurred and is continuing, or

               (c) an Enron Event of Default has occurred and is continuing.

         "Other Accrued Obligations" means at any time one-half of the then unpaid Borrower Obligations that have become due and payable, except for principal and interest on the Notes.

         "Other Loan Documents" means all Loan Documents other than this Agreement.

         "Principal Subsidiary" means Southern Natural Gas Company and Sonat Exploration Company and any other Subsidiary of Sonat which shall acquire or succeed to all or any substantial part of the assets or stock of either such Principal Subsidiary, in which case all references to such Principal Subsidiary shall mutatis mutandi be deemed to refer to such other Subsidiary.

         "Purchase Date" means, with respect to any Tendered Series B Note, the date on which such Tendered Series B Note is to be purchased in accordance with
Section 2.01.

         "Related Indemnified Party" has the meaning assigned to that term in Section 7.05(b).

         "Remaining Purchase Commitment" means, as of any date of determination, the Standby Purchase Commitment minus the principal amount of all Series B Notes purchased theretofore in accordance with Section 2.01.

         "Return Date" has the meaning assigned to that term in Section
2.03(a).

         "Returned Payment" has the meaning assigned to that term in Section 2.03(a).

         "SEC" means the Securities and Exchange Commission.

         "Standard & Poor's" means Standard & Poor's Corporation.

         "Standby Purchase Commitment" means the obligation of Sonat to purchase Tendered Series B Notes in the principal amount up to, but not exceeding at any time, the lesser of (i) the aggregate principal amount of Series B Notes then outstanding and (ii) $150,000,000.

         "Tendered Series B Note" means any Series B Note which has been tendered for purchase in accordance with this Agreement.

         "Voting Stock" means securities (as such term is defined in Section 2(1) of the Securities Act of 1933, as amended) of any class or classes of a Person, the holders of which are ordinarily, in the absence of contingencies, entitled to elect a majority of the corporate directors (or Persons performing similar functions) of such Person.

         SECTION 1.03. Accounting Terms. All accounting terms not specifically defined herein shall be construed in accordance with GAAP, except as otherwise stated herein.

                                   ARTICLE II

                      PURCHASE OF NOTES; PAYMENTS AND FEES

         SECTION 2.01.  Purchases of the Series B Notes.

         (a) The Administrative Agent may at any time (or from time to time) while a Note Purchase Event shall have occurred and be continuing, deliver written notice to Sonat requiring Sonat to purchase Tendered Series B Notes on the Purchase Date specified in such notice which shall be at least ten Business Days after the date of such notice, which notice shall (1) state that a Note Purchase Event has occurred and is continuing, (2) demand that Sonat purchase Series B Notes hereunder, (3) specify the Purchase Date, (4) specify the principal amount of each Tendered Series B Note and of the aggregate amount of Tendered Series B Notes to be purchased by Sonat on such Purchase Date and (5) specify the Accrued Interest to be paid on each such Tendered Series B Note and in the aggregate for all such Tendered Series B Notes by Sonat on such Purchase Date, assuming, for the purposes of such notice, that

Sonat makes such purchase on such Purchase Date and that the applicable rate or rates of interest do not change. In the event of a change in such rate or rates of interest after the date of the Administrative Agent's notice pursuant to Section 2.01(a) or in the event that Sonat makes the required purchase on a date other than the Purchase Date specified in such notice, the Accrued Interest will be adjusted accordingly.

         (b) On or before each Purchase Date notified to Sonat by the Administrative Agent in accordance with Section 2.01(a), Sonat agrees to purchase Series B Notes tendered by the Banks in a principal amount not greater than the Remaining Purchase Commitment in effect on such Purchase Date at a purchase price equal to 100% of the aggregate principal amount of such Tendered Series B Notes then outstanding plus Accrued Interest thereon, subject, however, to the provisions of Section 2.03.

         (c) Upon receipt of written demand in accordance with Section 2.01(a), Sonat will honor its purchase obligations under Section 2.01(b) by transferring the purchase price in same day funds to the Administrative Agent, for the account of the Banks, not later than 11:00 a.m. New York time, on the Purchase Date. Payment by Sonat of the purchase price, as set forth in this subsection (c), shall completely satisfy Sonat's obligations with respect to such payment (subject to any adjustment in the Accrued Interest as provided in the last sentence of Section 2.01(a)), and it shall be the obligation of the Administrative Agent to transmit such funds to the Banks in accordance with their respective interests.

         (d) Pending payment thereof to the Banks, the Administrative Agent shall hold all funds paid by Sonat hereunder in trust for the benefit of Sonat. The Administrative Agent shall not disburse such funds to any Bank until the Series B Note held by such Bank (the aggregate unpaid principal of which shall be at least equal to the aggregate principal portion of the purchase price thereof) has been indorsed without recourse or warranty (except as provided in
Section 2.01(g)) to the order of Sonat and delivered by such Bank to the Administrative Agent for delivery to Sonat against such Bank's receipt of the purchase price thereof; provided, however, in the event any Bank has lost its Series B Note, such Bank may, in lieu of delivering such original Series B Note endorsed to Sonat as required above, deliver an affidavit of lost note with a photocopy of such lost Series B Note attached together with an indemnity by such Bank indemnifying Sonat for any loss Sonat may experience resulting from the loss of such Series B Note. After payment by Sonat of the purchase price for Tendered Series B Notes, the Tendered Series B Notes delivered to the Administrative Agent shall promptly thereafter be delivered to Sonat.

         (E) EACH PURCHASE OF A SERIES B NOTE HEREUNDER SHALL BE ON A NON-RECOURSE BASIS, IT BEING EXPRESSLY UNDERSTOOD AND AGREED THAT NO BANK SHALL AT ANY TIME OR UNDER ANY CIRCUMSTANCE HAVE ANY

RESPONSIBILITY OR LIABILITY WITH RESPECT TO THE VALUE, GENUINENESS, VALIDITY, ENFORCEABILITY OR COLLECTABILITY OF, OR AS TO THE VALIDITY OR SUFFICIENCY OF ANY GUARANTY OR SECURITY FOR, ANY SERIES B NOTE. EACH SUCH PURCHASE SHALL BE MADE WITHOUT REPRESENTATION OR WARRANTY OF ANY KIND BY THE ADMINISTRATIVE AGENT OR ANY BANK WITH RESPECT TO THE MATTERS DISCUSSED IN THE PRECEDING SENTENCE OR ANY OTHER REPRESENTATION OR WARRANTY WHATSOEVER (EXPRESS OR IMPLIED) BY ANY BANK EXCEPT AS TO THE MATTERS STATED IN SECTION 2.01(G) WITH RESPECT TO SUCH BANK'S TENDERED SERIES B NOTE AND BY THE ADMINISTRATIVE AGENT ON BEHALF OF SUCH BANK AS TO THE STATEMENTS MADE IN CLAUSES (1), (4) AND (5) OF SECTION 2.01(A) AND IN CLAUSE (1) OF SECTION 2.03(A) (WHICH IN EACH CASE ARE DEEMED TO BE SUBJECT TO THE MATTERS DISCUSSED IN THE PRECEDING SENTENCE), IT BEING THE INTENTION OF THE PARTIES HERETO THAT ALL RISKS INCIDENT TO THE MATTERS DISCUSSED IN THE PRECEDING SENTENCE, AS BETWEEN SONAT AND THE BORROWER, ON THE ONE HAND, AND THE ADMINISTRATIVE AGENT OR ANY BANK, ON THE OTHER HAND, SHALL BE BORNE BY SONAT AND THE BORROWER.

         (f) On each Purchase Date, the Administrative Agent will make each tender of Series B Notes to Sonat under this Agreement concurrently with a tender of Series A Notes to Enron under the Enron Note Purchase Agreement in equal amounts of principal and interest accrued thereon, except to the extent that injunctions, stay orders or other legal requirements would operate to prevent or delay such equal tenders, in which case they may be made unequally.

         (g) Each Bank that sells a Tendered Series B Note hereunder shall be deemed to warrant to Sonat that on each Purchase Date

               (i) such Bank has good title to such Tendered Series B Note and has the right to sell and transfer such Tendered Series B Note, and upon conveyance of such Tendered Series B Note to Sonat in accordance with this Agreement Sonat will receive good title thereto, free and clear of Liens attributable to such Bank,

               (ii) the unpaid principal balance of such Tendered Series B Note has been correctly stated by the Administrative Agent pursuant to
         Section 2.01(a)(4) and is correctly stated on the grid attached to such Tendered Series B Note, and

               (iii) the Accrued Interest on such Tendered Series B Note has been correctly stated by the Administrative Agent pursuant to Section 2.01(a)(5) (subject to any adjustment in the Accrued Interest as provided in the last sentence of Section 2.01(a)).

         SECTION 2.02. Sonat's Status After Purchase of the Series B Notes. Each Tendered Series B Note, upon purchase by Sonat, shall automatically (i.e., without the necessity of execution and delivery of any further instruments or agreements) become subordinated in right of payment to any and all Notes held by the Banks from time to time, in accordance with the terms of subordination in Exhibit A (which exhibit is a part of this Agreement and is incorporated herein by reference). The purchase by Sonat of Tendered Series B Notes hereunder shall not cause Sonat to be a "Bank" under the Revolving Credit Agreement or obligate Sonat to make Advances to Citrus thereunder.

         SECTION 2.03.  Returned Payments.

         (a) If any payment made by the Borrower with respect to any Series B Notes other than any Series B Notes which have been purchased by Sonat is rescinded or must otherwise be returned by the Administrative Agent or any Bank upon or as the result of the insolvency, bankruptcy or reorganization of the Borrower (a "Returned Payment"), the Administrative Agent may deliver written notice to Sonat requiring Sonat to pay to the Administrative Agent the amount of any Returned Payment (together with "Additional Interest" as provided below), subject to the provisions of Section 2.03(b), which notice shall (1) state the amount of such Returned Payment and that it has been returned on a date which shall be specified in such notice (the "Return Date"), (2) demand that Sonat pay an amount equal to such Returned Payment to the Administrative Agent, (3) specify in reasonable detail the amount of such Returned Payment attributable to (i) the principal amount of the Series B Notes and (ii) the Accrued Interest thereon to the Return Date, (4) specify the date (which shall be at least ten Business Days after the date of such notice) upon which such amount shall be paid and (5) specify the amount of interest on such Returned Payment at a rate equal to the Base Rate plus 2% per annum (but not in excess of the highest lawful rate, if any) from the Return Date to the date on which the amount of such Returned Payment is paid by Sonat (the "Additional Interest"), assuming, for the purposes of such notice, that Sonat makes such payment on the date for payment specified in such notice.

         (b) Upon receipt of any written demand in accordance with Section 2.03(a), Sonat will pay an amount equal to the sum of (i) the amount of such Returned Payment attributable to the principal amount of the Series B Notes not in excess of the Remaining Purchase Commitment in effect on the date such payment will be required pursuant to Section 2.03(a) and (ii) the Accrued Interest thereon to the Return Date and (iii) the Additional Interest, in each case, by transferring the amount thereof in same day funds to the Administrative Agent for the account of any Bank that has returned such Returned Payment, not later than 11:00 a.m. New York time, on the date specified in such demand. Payment by Sonat of the amount of any Returned Payment together with Additional Interest in accordance with this Section 2.03(b) shall completely satisfy Sonat's obligations with respect to such Returned Payment and such Additional Interest, and it shall be the obligation of the Administrative Agent to transmit such funds to the Bank entitled to receive such amount. In the event of a change in the Base Rate after the date of the Administrative Agent's notice pursuant to

Section 2.03(a) or in the event that Sonat makes the required payment on a date other than the date for payment specified in such notice, the Additional Interest will be adjusted accordingly.

         (c) If any payment made by the Borrower with respect to any Series B Notes other than Series B Notes which have been purchased by Sonat is rescinded or must otherwise be returned by the Administrative Agent or any Bank upon or as the result of the insolvency, bankruptcy or reorganization of the Borrower, such Series B Notes shall be deemed for all purposes of this Agreement to have been restored or reinstated to the principal amounts that would have been outstanding, as if such payment had never been made, and Accrued Interest shall be re-computed accordingly, net of interest not rescinded or required to be returned and any interest for periods prior to the actual return of such principal payment.

         SECTION 2.04. Amendments and Modifications. All amendments or modifications of the Loan Documents shall require the written consent of Sonat, the Borrower, the Administrative Agent and the Majority Banks (or, where required under the express terms of the Loan Documents, all the Banks). This
Section 2.04 shall not apply to waivers of compliance with the Loan Documents by the Borrower or (subject to Section 2.01(f)) Enron that might (contrary to the express provisions of Section 7.02 or of similar provisions of the Other Loan Documents) have the effect of amending or modifying the terms and provisions of the Loan Documents. Any purported amendment or modification to any Loan Document that does not meet the requirements of this Section 2.04 shall be deemed ineffective and to have no effect whatsoever for the purposes of this Agreement or otherwise.

                                  ARTICLE III

                              OBLIGATIONS ABSOLUTE

         SECTION 3.01. Obligations Absolute. Sonat's obligation under Article II shall be absolute, unconditional (other than conditions to purchase or payment expressly stated therein) and irrevocable, and shall be paid and performed strictly in accordance with the terms of this Agreement, including, without limitation, under the following circumstances:

         (a) any lack of validity or enforceability of any of the Other Loan Documents;

         (b) subject to Section 2.04, any amendment or waiver of or any consent to departure from the terms of any of the Other Loan Documents;

         (c) the existence of any claim, set-off, defense or other right which the Borrower or Enron may have at any time against Sonat or any of the Banks or the Administrative Agent, whether in connection with this Agreement or any of the Other Loan Documents or any unrelated transaction (except payment with respect to the Tendered Series B Notes, subject, however, to Section 2.03);

         (d) the existence of any claim, set-off, defense or other right which Sonat may have at any time against (i) the Borrower or Enron whether in connection with this Agreement or any of the Other Loan Documents or any unrelated transaction or (ii) the Administrative Agent, any Bank or any other Person arising out of any unrelated transaction; and

         (e) (i) any voluntary or involuntary liquidation, dissolution, receivership, insolvency, bankruptcy, proceeding for relief, assignment for benefit of creditors, reorganization, composition or readjustment of, or the marshalling of the assets and liabilities of the Borrower or Enron or (ii) any merger, consolidation, or sale or other disposition of all or substantially all of the assets of the Borrower, Enron or Sonat.

         SECTION 3.02. Additional Consents and Agreements. Sonat consents and agrees that the Administrative Agent and the Banks (or any of them) may, from time to time, in their sole discretion and without notice to the Borrower or Sonat (or either of them), except as expressly provided in Article II of this Agreement or Section 8.02 of the Revolving Credit Agreement, take any or all of the following actions:

               (a) exercise or refrain from exercising any rights against the Borrower, Enron or any other Person;

               (b) consent to or waive any breach of, or any act, omission or default by the Borrower, Enron or Sonat under, any of the Loan Documents; and

               (c) fail to notify or timely notify, Sonat of any default, event of default or similar event under any of the Loan Documents.

         SECTION 3.03. No Duty to Pursue Others. Except as expressly provided in Section 2.01(f), it shall not be necessary for the Administrative Agent or any Bank (and, to the fullest extent permitted by applicable law, Sonat hereby waives any rights which Sonat may have to require the Administrative Agent or any Bank), in order to enforce payment by Sonat hereunder, first to (i) institute suit or exhaust its remedies against the Borrower, Enron or any other Person, (ii) enforce the rights of the Administrative Agent or any Bank under any Loan Document, (iii) join Enron or any others liable on or with respect to the Borrower Obligations in any action seeking to enforce this Agreement, or
(iv) resort to any other means of obtaining payment of the Borrower
Obligations.

         SECTION 3.04. Waiver of Notices, etc. Except as expressly provided in Article II of this Agreement or Section 8.02 of the Revolving Credit Agreement, Sonat consents, with respect to its obligations under Article II, to the provisions of the Loan Documents and, to the fullest extent permitted by applicable law, hereby waives

         (a)   notice of (i) any Advances made by the Banks to the Borrower,
(ii) the acceptance of this Agreement, (iii) the execution and delivery by the Borrower, Enron, the Administrative Agent and any Bank of any Other Loan Documents, (iv) the occurrence of any breach by the Borrower or any "Event of Default" under the Revolving Credit Agreement or any Enron Event of Default,
(v) any transfer or disposition by a Bank of the Borrower Obligations or any part thereof or any interest therein, (vi) protest, presentment, demand for payment and proof of nonpayment, (vii) dishonor or nonpayment, intent to accelerate, acceleration, and default by the Borrower or any other Person and
(viii) any other action at any time taken or omitted by or on behalf of the Administrative Agent or any Bank pursuant to or in connection with any of the Other Loan Documents, except to the extent that notice thereof is expressly required by the provisions of this Agreement; and

         (b) (i) any requirement that any Person proceed against the Borrower or any other Person (subject to Section 2.01(f)) primarily or secondarily obligated with respect to any of the Borrower Obligations, or exercise any other right or remedy against the Borrower or any other Person, (ii) any right to require marshaling of assets and liabilities of the Borrower, and (iii) all diligence in collection or protection of or realization upon the Borrower Obligations or any thereof, or any obligation under the Other Loan Documents.

                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES

         SECTION 4.01. Representations and Warranties of Sonat. Sonat represents and warrants to the Banks as follows:

         (a) Sonat and each Principal Subsidiary are corporations duly incorporated, validly existing and in good standing in each case under the laws of its jurisdiction of incorporation. Sonat and each of its Principal Subsidiaries have all corporate powers and all governmental licenses, authorizations, consents and approvals required in each case to carry on its business as now conducted, except where all failures to have such licenses, authorizations, consents and approvals would not, in the aggregate, have a material adverse effect on Sonat and its Subsidiaries taken as a whole.

         (b) The execution, delivery and performance by Sonat of this Agreement are within Sonat's corporate powers, have been duly authorized by all necessary corporate action of Sonat, require no action by or in respect of, or filing with, any governmental body, agency or official and do not contravene, or constitute a default under, any provision of law or regulation (including, without limitation, Regulation X issued by the Federal Reserve Board) applicable to Sonat or Regulation U issued by the Federal Reserve Board or the restated certificate of incorporation or by-laws of Sonat or any judgment, injunction, order, decree or material ("material" for the purposes of this representation meaning creating a liability of $50,000,000 or more) agreement binding upon Sonat.

         (c) This Agreement constitutes the legal, valid and binding obligation of Sonat enforceable against Sonat in accordance with its terms, except as the enforceability thereof may be limited by the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally and by general principles of equity.

         (d) Except as disclosed in Sonat's Form 10-K for the year ended December 31, 1992 or Sonat's Form 10-Q for the quarters ended March 31, 1993, June 30, 1993 or September 30, 1993, which were delivered to the Banks prior to the date hereof, there is no action, suit or proceeding pending against Sonat or any of its Subsidiaries, or to the knowledge of Sonat threatened against Sonat or any of its Subsidiaries, before any court or arbitrator or any governmental body, agency or official in which there is a reasonable likelihood of any adverse decision which would materially adversely affect the business, Consolidated financial position or Consolidated results of operations of Sonat and its Subsidiaries taken as a whole or which in any manner draws into question the validity of this Agreement.

         (e) The audited Consolidated balance sheet of Sonat and its Subsidiaries as of December 31, 1992, and the related audited Consolidated statements of income, cash flows and changes in stockholders' equity accounts for the fiscal year then ended, and the unaudited Consolidated balance sheet of Sonat and its Subsidiaries as at September 30, 1993, and the related unaudited Consolidated statements of income and cash flows for the fiscal quarter (in the case of the statement of income) and the nine months then ended, copies of which have been delivered to each Bank, fairly present in all material respects in conformity with GAAP, except as otherwise expressly noted therein and except that such unaudited financial statements were prepared in accordance with SEC rules applicable to interim financial statements, the Consolidated financial position of Sonat and its Subsidiaries as of such dates and their Consolidated results of operations and cash flows for such fiscal periods, subject (in the case of the unaudited balance sheet and related statements) to changes resulting from audit and normal year-end adjustments.

         (f) Since December 31, 1992, there has been no material adverse change in the business, Consolidated financial condition or Consolidated results of operations of Sonat and its Subsidiaries, considered as a whole.

         (g) Sonat is not an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

         (h) Sonat is not a "holding company" under the Public Utility Holding Company Act of 1935, as amended.

         (i) Sonat has received true and accurate copies of, and is familiar with, the Revolving Credit Agreement, the Notes dated the date hereof and each Note Purchase Agreement. Sonat is familiar with, and has independently reviewed books and records regarding, the financial condition of the Borrower and is aware that no collateral will secure the payment of the Borrower Obligations; provided however, Sonat is not relying on such financial condition as an inducement to enter into this Agreement.

         (j) Sonat has independent means of obtaining information concerning the affairs, financial condition and business of the Borrower. Sonat understands that neither the Administrative Agent nor any Bank will have any duty or responsibility to provide any credit or other information concerning the affairs, financial condition or business of the Borrower which may come into their possession.

         (k) Sonat has not relied upon any representation, warranty or statement of the Administrative Agent, any Bank or any other Person in order to induce Sonat to enter into this Agreement.

         (l) Sonat is duly qualified to do business as a foreign corporation in the State of New York. Sonat has appointed Prentice-Hall Corporation System, Inc. as its registered agent for receipt of service of process in the State of New York.

         SECTION 4.02. Survival of Representations; Deemed Representations. All representations and warranties made by Sonat in this Agreement shall survive the execution and delivery of this Agreement. The acceptance of an Advance by Citrus (prior to the Termination Date) pursuant to the Revolving Credit Agreement, shall be deemed to constitute a representation and warranty by Sonat that on the date of such Advance

         (a) the representations and warranties contained in Section 4.01 are correct on and as of the date of such Advance, as though made on and as of such date (except for those expressly made as of an earlier date), and

         (b) no event has occurred and is continuing which constitutes an Event of Default or would constitute an Event of Default but for the requirement that notice be given or time elapse, or both.

                                   ARTICLE V

                               COVENANTS OF SONAT

         SECTION 5.01. Affirmative Covenants. From the date hereof until the Expiration Date Sonat shall, unless the Majority Banks shall otherwise consent in writing:

         (a) Reporting Requirements. Furnish to the Administrative Agent with a copy for each Bank:

               (i) (1) promptly after the filing thereof with the SEC, a copy of each of Sonat's reports on Form 8-K (or any successor form), (2) promptly after the filing thereof with the SEC, and in any event within 75 days after the end of each of the first three fiscal quarters of each fiscal year of Sonat, a copy of Sonat's report on Form 10-Q (or any successor form) for such quarter, which report will include Sonat's quarterly unaudited Consolidated financial statements as of the end of and for such quarter, and (3) promptly after the filing thereof with the SEC, and in any event within 135 days after the end of each fiscal year of Sonat, a copy of Sonat's annual report which it sends to its public security holders, and a copy of Sonat's report on Form 10-K (or any successor form) for such year, which annual report will include Sonat's annual audited Consolidated financial statements as of the end of and for such year;

             (ii) simultaneously with the delivery of each of the annual or quarterly reports referred to in clause (i) above, a certificate of the chief financial officer or the chief accounting officer of Sonat in a form reasonably acceptable to the Administrative Agent stating whether there exists on the date of such certificate any Event of Default or event which, with the giving of notice or lapse of time, or both, would constitute an Event of Default, and, if so, setting forth the details thereof and the action which Sonat has taken and proposes to take with respect thereto;

             (iii) as soon as possible and in any event within five days after an executive officer of Sonat having obtained knowledge thereof, notice of the occurrence of any Event of Default or any event which, with the giving of notice or lapse of time, or both, would constitute an Event of Default, continuing on the date of such notice, and a statement of the chief financial officer of Sonat setting forth details of such Event of Default or event and the action which Sonat has taken and proposes to take with respect thereto; and

               (iv) such other information respecting the condition or operations, financial or otherwise of Sonat as any Bank through the Administrative Agent may from time to time reasonably request.

         (b) Compliance with Laws, Etc. Comply, and cause each of its Subsidiaries to comply, with all applicable laws, rules, regulations and orders to the extent non-compliance therewith would have a material adverse effect on Sonat and its Subsidiaries taken as a whole, such compliance to include, without limitation, compliance with environmental laws and the paying before the same become delinquent of all taxes, assessments and governmental charges imposed upon Sonat or upon Sonat's property except to the extent contested in good faith.

         (c) Maintenance of Insurance. Maintain, and cause each of its Principal Subsidiaries to maintain, insurance with insurance companies or associations in such amounts and covering such risks as is usually carried by companies of comparable size engaged in similar businesses and owning similar properties as Sonat or such Principal Subsidiary, provided, that self-insurance by Sonat or any such Principal Subsidiary shall not be deemed a violation of this covenant to the extent that companies engaged in similar businesses and owning similar properties as Sonat or such Principal Subsidiary self-insure. Sonat may maintain its Principal Subsidiaries' insurance on behalf of them.

         (d) Preservation of Corporate Existence, Etc. Preserve and maintain, and cause each of its Principal Subsidiaries to preserve and maintain, its corporate existence; provided, however, that this Section 5.01(d) shall not apply to any transactions permitted by Section 5.02(b) and shall not prevent the termination of existence of any Principal Subsidiary pursuant to any merger or consolidation to which such Principal Subsidiary is a party.

         (e) Visitation Rights. At any reasonable time and from time to time, after reasonable notice, permit the Administrative Agent or any of the Banks or any agents or representatives thereof, to examine the records and books of account of, and visit the properties of Sonat and any of its Principal Subsidiaries and to discuss the affairs, finances and accounts of Sonat and any of its Principal Subsidiaries with any of their respective officers or directors.

         (f) Borrower's Performance of Revolving Credit Agreement. Use best efforts to cause the Borrower to perform all its obligations under the Revolving Credit Agreement; provided, that Sonat's only monetary obligations in respect of this Agreement are as stated in Article II and in Section 7.05.

         SECTION 5.02. Negative Covenants. From the date hereof until the Expiration Date Sonat shall not, without the written consent of the Majority
Banks:

         (a) Change in Control. Permit or suffer to exist a Change in Control.

         (b) Mergers, Etc. Merge or consolidate with or into, any Person, unless (i) Sonat is the survivor or (ii) the surviving Person, if not Sonat, is organized under the laws of the United States or a state thereof and assumes all obligations of Sonat under this Agreement, provided, in each case that immediately after giving effect to such proposed transaction, (x) no Event of Default or event which, with the giving of notice or the lapse of time, or both, would constitute an Event of Default would exist or result and (y) the senior unsecured long-term debt of the surviving Person, if not Sonat, is classified either Baa3 or better by Moody's or BBB- or better by Standard & Poor's.

         (c) Qualification and Service Agent in New York. (i) Cease to be duly qualified to do business in the State of New York, or (ii) cease to have Prentice-Hall Corporation System, Inc. as its duly appointed registered agent for the receipt of service of process in the State of New York, except upon 30 days' prior written notice to the Administrative Agent accompanied by a certificate of Sonat in a form reasonably acceptable to the Administrative Agent stating the name and address of any Person appointed as registered agent for the receipt of service of process in the State of New York, for purposes of
Section 7.11.


                                   ARTICLE VI

                               EVENTS OF DEFAULT

         SECTION 6.01. Events of Default. If any of the following events ("Event of Default") shall occur and be continuing:

         (a) Sonat shall fail to make any payment required under Section 2.01(c) or Section 2.03(b) when due and payable; or

         (b) Any representation or warranty made by Sonat (or any of its officers) in Article IV or in any certificate or other document delivered pursuant hereto (or deemed made pursuant to Section 4.02) shall prove to have been incorrect in any material respect when made or deemed made and such materiality is continuing; or

         (c) Sonat shall fail to perform or observe in any material respect any term or covenant contained in Section 5.02 or shall fail to perform or observe in any material respect any other term or covenant contained in this Agreement on its part to be performed or observed if, in the case of any such other term or covenant, such failure shall remain unremedied for 30 days after receipt of written notice thereof given by the Administrative Agent to Sonat, at the request of any Bank; or

         (d) (1) Sonat or any of its Principal Subsidiaries shall fail to pay any principal of or premium or interest on any Debt (other than Debt described in clause (iii) of the definition of Debt) which is outstanding in the principal amount of at least $50,000,000 in the aggregate, of Sonat or such Principal Subsidiary (as the case may be), when the same becomes due and payable (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise), and such failure shall continue after the applicable grace period, if any, specified in the agreement or instrument relating to such Debt; or (2) any other event shall occur or condition shall exist under any agreement or instrument relating to any such Debt and shall continue after the applicable grace period, if any, specified in such agreement or instrument, if the effect of such event or condition is to accelerate the maturity of such Debt, or any such Debt shall be declared to be due and payable, or required to be prepaid (other than by a regularly scheduled required prepayment or as a result of the giving of notice of a voluntary prepayment), prior to the stated maturity thereof; or (3) with respect to Debt described in clause (iii) of the definition of Debt, Sonat or any of its Principal Subsidiaries shall fail to pay any such Debt which is outstanding in the principal amount of at least $50,000,000 in the aggregate, of Sonat or such Principal Subsidiary (as the case may be), when the same becomes due and payable and such failure shall continue after the applicable grace period, if any, specified in the agreement or instrument relating to such Debt; or

         (e) Sonat or any of its Principal Subsidiaries shall generally not pay its debts as such debts become due, or shall admit in writing its inability to pay its debts generally, or shall make a general assignment for the benefit of creditors; or any proceeding shall be instituted by or against Sonat or any of its Principal Subsidiaries seeking to adjudicate it as bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee or other similar official for it or for any substantial part of its property and, in the case of any such proceeding instituted against it (but not instituted by it), shall remain undismissed or unstayed for a period of 60 consecutive days; or Sonat or any of its Principal Subsidiaries shall take any corporate action to authorize any of the actions set forth above in this subsection (e); or

         (f) Any judgment, decree or order for the payment of money in excess of $50,000,000 shall be rendered against Sonat or any of its Principal Subsidiaries and remains unsatisfied and there shall be any period of 60 consecutive days during which a stay of enforcement of such judgment, decree or order, by reason of a pending appeal or otherwise, shall not be in effect; or

         (g) Any material provision of this Agreement, after execution and delivery hereof, shall for any reason cease to be valid and binding on Sonat, or Sonat shall contest the validity or enforceability of this Agreement or so state in writing;

then, and in any such event, an Event of Default shall also exist under Section
6.01 of the Revolving Credit Agreement and the Administrative Agent and Banks may exercise the rights and remedies provided in the Revolving Credit Agreement as a result thereof, including, without limitation, such rights and remedies in respect of this Agreement.

                                  ARTICLE VII

                                 MISCELLANEOUS

         SECTION 7.01. Notices. All notices and other communications provided for hereunder shall:

         (a)   be in writing (including telecopier communication);

         (b) be (i) sent by registered or certified mail, postage prepaid, return receipt requested, (ii) sent by overnight courier service, such as Federal Express, or (iii) be sent by telecopy, or (iv) delivered by hand;

         (c)   be addressed to the following respective addresses:

                 (i)      If to the Borrower at:

                          Citrus Corp.
                          1400 Smith Street
                          Houston, Texas  77002
                          Attention:  Vice President and
                                      Chief Financial Officer
                          TELEPHONE:  (713) 853-6178
                          FAX:  (713) 646-3201

                          with a copy to Sonat at the address provided for Sonat below;

                 (ii)     If to Sonat at:

                          Sonat Inc.
                          1900 5th Avenue North
                          Birmingham, Alabama  35203
                          Attention:  Treasurer
                          TELEPHONE:  (205) 325-3528
                          FAX:  (205) 325-7490

                 (iii) if to the Administrative Agent or the Banks, to the address specified for each in Section 8.02 of the Revolving Credit Agreement;

                 (iv) in any of the foregoing cases, at such other address or telecopy number as the addressee may hereafter specify for such purpose in a notice to the other parties hereto specifically captioned Notice of Change of Address Pursuant to Section 7.01 and

         (d) All such notices, consents and communications shall be effective, if mailed, five Business Days after deposit in the mails; if sent by overnight courier service, one Business Day after delivery to the courier company; and if delivered by hand, when so delivered; and if sent by telecopier, when received by the receiving telecopier equipment, respectively; provided, however, that telecopied notices received by any party after its normal business hours (or on a day other than a Business Day) shall be effective on the next Business Day.

         SECTION 7.02. Waivers; Amendments. No failure to exercise, and no delay in exercising, on the part of the Administrative Agent or any Bank, any right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right. The rights of the Administrative Agent and the Banks hereunder shall be in addition to all other rights provided by law or by the Loan Documents. Any term, covenant, agreement or condition of this Agreement may be amended or waived, and any departure therefrom may be consented to, if, but only if, such amendment, waiver or consent is in writing and is signed by Sonat and the Majority Banks, provided, however, that no amendment, waiver or consent shall, unless in writing and signed by Sonat and all the Banks, do any of the following: (a) decrease the Standby Purchase Commitment or Remaining Purchase Commitment of Sonat, (b) reduce the purchase price for any Tendered Series B Notes, (c) postpone any Purchase Date or the date when any other amounts become payable hereunder, (d) release Sonat from its obligations under this Agreement or (e) amend this Section 7.02 or Section
7.05. Unless otherwise specified in such waiver or consent, a waiver or consent given hereunder shall be effective only in the specific instance and for the specific purpose for which given. No notice or demand given in any case shall constitute a waiver of the right to take other action in the same, similar or other instances without such notice or demand.

         SECTION 7.03. Rights Cumulative. The rights and remedies of the Administrative Agent and the Banks under this Agreement shall be cumulative and not exclusive of any rights or remedies which they would otherwise have. No failure or delay by the Administrative Agent or the Banks in exercising any right or remedy shall operate as a waiver thereof, nor shall any single or partial exercise of any remedy or right preclude their other or further exercise or the exercise of any other remedy or right.

         SECTION 7.04. Continuing Obligation. This Agreement is a continuing obligation and shall (i) be binding upon the parties and their successors and assigns, and (ii) inure to the benefit of and be enforceable by the parties and their successors, transferees and assigns; provided, that Sonat shall not have the right to assign its rights hereunder or any interest herein without the prior written consent of all Banks (other than an assignment effectuated by a merger or consolidation permitted by Section 5.02 to the surviving Person referred to therein). Each Bank shall be an express third party beneficiary of this Agreement.

         SECTION 7.05.    Costs, Expenses and Taxes.

         (a)     Sonat agrees to pay on demand,

                 (i) all reasonable costs and expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Agreement or the modification, amendment or waiver of this Agreement at the request of Sonat, including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Administrative Agent with respect thereto, and

                 (ii) for any period an Event of Default has occurred and is continuing, all reasonable costs and expenses (including, without limitation, reasonable counsel fees and out-of-pocket expenses of counsel) of each Bank in connection with the enforcement (whether through negotiations, legal proceedings or otherwise) of this Agreement.

         (b) SONAT AGREES, TO THE FULLEST EXTENT PERMITTED BY LAW, TO INDEMNIFY AND HOLD HARMLESS THE ADMINISTRATIVE AGENT AND EACH BANK (COLLECTIVELY, "THE INDEMNIFIED PARTIES") AND EACH OF THEIR RESPECTIVE DIRECTORS, OFFICERS, EMPLOYEES AND AGENTS (COLLECTIVELY WITH RESPECT TO EACH INDEMNIFIED PARTY, THE "RELATED INDEMNIFIED PARTIES") FROM AND AGAINST ONE-HALF (ENRON BEING RESPONSIBLE FOR THE OTHER ONE-HALF UNDER ITS NOTE PURCHASE AGREEMENT) OF ANY AND ALL CLAIMS, DAMAGES, LIABILITIES AND EXPENSES (INCLUDING, WITHOUT LIMITATION, REASONABLE FEES AND DISBURSEMENTS OF COUNSEL) ARISING UNDER LAWS RELATING TO THE PROTECTION OF HUMAN HEALTH AND THE PRESERVATION OF ENVIRONMENTAL QUALITY (INCLUDING, WITHOUT LIMITATION, FINES, PENALTIES, POLLUTION CLEANUP COSTS, ENVIRONMENTAL RESTORATION OBLIGATIONS, AND OTHER SIMILAR LIABILITIES ARISING UNDER SUCH LAWS) FOR WHICH ANY OF THEM MAY BECOME LIABLE OR WHICH MAY BE INCURRED BY OR ASSERTED AGAINST AN INDEMNIFIED PARTY OR RELATED INDEMNIFIED PARTY (OTHER THAN BY THE ADMINISTRATIVE AGENT OR ANOTHER BANK OR ANY OF THEIR RESPECTIVE SUCCESSORS OR ASSIGNS), IN EACH CASE IN CONNECTION WITH OR ARISING OUT OF OR BY REASON OF ANY INVESTIGATION, LITIGATION OR PROCEEDING, WHETHER OR NOT SUCH INDEMNIFIED PARTY OR RELATED INDEMNIFIED PARTY

IS A PARTY THERETO, ARISING OUT OF, RELATED TO OR IN CONNECTION WITH THIS AGREEMENT OR THE REVOLVING CREDIT AGREEMENT OR ANY TRANSACTION IN WHICH ANY PROCEEDS OF ALL OR ANY PART OF THE ADVANCES ARE APPLIED BY OR ON BEHALF OF CITRUS OR FGT, AND EXPRESSLY INCLUDING ANY SUCH CLAIM, DAMAGE, LIABILITY OR EXPENSE ATTRIBUTABLE TO THE ORDINARY, SOLE OR CONTRIBUTORY NEGLIGENCE OF SUCH INDEMNIFIED PARTY OR RELATED INDEMNIFIED PARTY (BUT EXCLUDING ANY SUCH CLAIM, DAMAGE, LIABILITY OR EXPENSE ATTRIBUTABLE TO THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF SUCH INDEMNIFIED PARTY OR RELATED INDEMNIFIED PARTY). IT IS THE INTENT OF THE PARTIES HERETO THAT EACH INDEMNIFIED PARTY AND RELATED INDEMNIFIED PARTY SHALL, TO THE EXTENT PROVIDED IN THIS SECTION 7.05(B), BE INDEMNIFIED FOR ITS OWN ORDINARY, SOLE OR CONTRIBUTORY NEGLIGENCE.

         (c) If any payment by Sonat attributable to principal of any Adjusted CD Rate Advance or LIBOR Advance with respect to any Series B Note is made other than on the last day of an Interest Period relating to such Advance as a result of a purchase pursuant to Section 2.01 or a payment pursuant to
Section 2.03, Sonat shall, upon demand by any Bank (with a copy of such demand to the Administrative Agent), pay to the Administrative Agent for the account of such Bank any amounts required to compensate such Bank for any additional losses, costs or expenses which it may reasonably incur as a result of any such payment or purchase, including, without limitation, any loss (excluding loss of anticipated profits), cost or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by such Bank to fund or maintain such Advance.

         (d) If there exists any Other Accrued Obligations (other than as determined pursuant to Sections 7.05(a), 7.05(b) or 7.05(c)), then Sonat shall, upon demand by any Bank (with a copy of such demand to the Administrative Agent) or upon demand by the Administrative Agent, pay to the Administrative Agent for the account of such Bank or the Administrative Agent, as the case may be, the amount of such Other Accrued Obligations; provided, however, Sonat's obligations under this Section 7.05(d) shall not at any time be increased as a result of Enron's failure to pay its portion of the unpaid Borrower Obligations pursuant to Section 7.05(d) of the Enron Note Purchase Agreement.

         (e) Any amount payable under Sections 7.05(a), 7.05(b), 7.05(c) and 7.05(d) shall be paid by Sonat to the Administrative Agent for the account of the appropriate Indemnified Party or Related Indemnified Party within ten Business Days following an Indemnified Party's demand therefor given in writing to Sonat with a copy to the Administrative Agent (which demand shall set forth in reasonable detail the basis and calculation of such amount). The obligations of Sonat pursuant to Sections 7.05(a), 7.05(b), 7.05(c) and 7.05(d) shall survive the termination of the Revolving Credit Agreement, the Expiration Date, the purchase of all Tendered Series B Notes, and any payment of the obligations under the Loan Documents.

         (f) Any Indemnified Party that proposes to assert the right to reimbursement under Section 7.05(b) with respect to any claim asserted against such Indemnified Party or a Related Indemnified Party will, promptly after receipt of notice of commencement of any action, suit or proceeding against such Indemnified Party or Related Indemnified Party in respect of which a claim is to be made against Sonat under Section 7.05(b), notify Sonat of the commencement of such action, suit or proceeding, enclosing a copy of all papers served. However, the failure of an Indemnified Party to notify Sonat of any such action, suit or proceeding shall not relieve Sonat from any liability that it may have to any Indemnified Party or Related Indemnified Party, except to the extent that Sonat may have been prejudiced by the failure of such Indemnified Party to so notify Sonat in which case Sonat's obligations to indemnify such Indemnified Party or Related Indemnified Party shall be discharged to the extent that Sonat has been prejudiced thereby.

         (g) In case any such action, suit or proceeding shall be brought against any Indemnified Party or any of its Related Indemnified Parties and it shall notify Sonat of the commencement thereof, then Sonat shall be entitled to participate in the defense of any such investigation, litigation or proceeding on terms reasonably acceptable to Sonat and the Indemnified Parties involved therein (whether or not as a party).

         SECTION 7.06. Right of Set-off. Upon (i) the occurrence and during the continuance of any Event of Default and the written approval of the Majority Banks, (ii) the failure of Sonat on any Purchase Date to purchase any Tendered Series B Notes pursuant to Section 2.01(c) or (iii) the failure of Sonat to pay the amount of any Returned Payment when due and payable pursuant to Section 2.03(b) each Bank is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by such Bank to or for the credit or the account of Sonat against any and all of the obligations of Sonat then existing under this Agreement owing to or for the benefit of such Bank, irrespective of whether or not the Administrative Agent or any Bank shall have made any demand under this Agreement (except as expressly required herein). Each Bank agrees promptly to notify Sonat after such set-off and application made by such Bank, provided that the failure to give such notice shall not affect the validity of such set-off and application. The rights of each Bank under this Section are in addition to other rights and remedies (including, without limitation, other rights of set-off) which such Bank may have.

         SECTION 7.07. Termination. The rights and obligations of the parties hereunder shall continue until the Expiration Date, provided that Sonat's obligations under Article II and Section 7.05 shall survive the Expiration Date.

         SECTION 7.08. Severability. If any provision of this Agreement is held to be illegal, invalid or unenforceable under present or future laws effective during the term of this Agreement, such provision shall be fully severable and this Agreement shall be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part of this Agreement, and the remaining provisions of this Agreement shall remain in full force and effect and shall not be affected by the illegal, invalid or unenforceable provision or by its severance from this Agreement.

         SECTION 7.09. Transfer of Borrower Obligations. Each Bank may, from time to time, without notice to Sonat, assign or transfer all or a part of the Borrower Obligations or any interest therein in accordance with the terms and provisions of the Revolving Credit Agreement. Notwithstanding any such assignment or transfer or any subsequent assignment or transfer thereof, such Borrower Obligations shall be and remain Borrower Obligations for purposes of this Agreement. Each and every immediate and successive assignee or transferee of any of the Borrower Obligations or of any interest therein in accordance with the terms and provisions of the Revolving Credit Agreement shall, to the extent of the interest of such assignee or transferee in the Borrower Obligations and to the extent so provided in the Revolving Credit Agreement, be entitled to the benefit of this Agreement to the same extent as if such assignee or transferee were a Bank; provided, that neither Sonat nor Enron, as purchasers under their respective Note Purchase Agreements, shall be a "Bank" or entitled to the benefits provided by this Agreement in favor of the Administrative Agent and the Banks.

         SECTION 7.10. Governing Law. Pursuant to Section 5-1401 of the New York General Obligations Law, this Agreement shall be governed by, and construed in accordance with, the laws of the State of New York. This Agreement constitutes the entire understanding among the parties hereto with respect to the subject matter hereof and supersedes any prior agreements, written or oral, with respect thereto.

         SECTION 7.11.    Submission to Jurisdiction.

         (a) Any legal action or proceeding with respect to this Agreement, the Series B Notes or any Other Loan Document may be brought in the courts of the State of New York sitting in New York City or of the United States of America for the Southern District of New York, and, by execution and delivery of this Agreement, Sonat irrevocably submits itself to the nonexclusive jurisdiction of such New York State or Federal courts to the extent permitted by law. Sonat hereby irrevocably waives any objection to the laying of venue in such courts based on the grounds of forum non conveniens.

         (b) Sonat has designated Prentice-Hall Corporation System, Inc., 15 Columbus Circle, New York, New York 10023, as the designee, appointee and agent of Sonat to receive, for and on behalf of Sonat, service of copies of the summons and complaint and any other process in such action or proceeding with respect to this Agreement, the Series B Notes or any Other Loan Document. It is understood that a copy of such process served on such agent (or on a successor agent permitted by Section 5.02(c)) will be promptly forwarded by overnight courier to Sonat at its address set forth in
Section 7.01(c), but the failure of Sonat to receive such copy shall not affect in any way the service of such process. Sonat further irrevocably consents to the service of process of any of the aforementioned courts in any such action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to Sonat at its said address, such service to become effective 30 days after such mailing.

         (c) Nothing in this Section 7.11 shall affect (i) the right of the Administrative Agent or any Bank to serve process in any other manner permitted by law or to commence legal proceedings or otherwise proceed against Sonat in any other jurisdiction or (ii) the right of Sonat to commence legal proceedings or otherwise proceed against the Administrative Agent or any Bank in any proper jurisdiction.

         SECTION 7.12. Headings. Article and section headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose. References to Articles and Sections are to this Agreement unless otherwise provided.

         SECTION 7.13. Business Days. If any payment under this Agreement shall be specified to be made upon a day which is not a Business Day, it shall be made on the next Business Day, provided, in the case of Tendered Series B Notes with one or more Interest Periods for LIBOR Advances, if such extension would cause the purchase price to be paid after the last day of any such Interest Period and in the next following calendar month, then the purchase price shall be paid on the next preceding Business Day.

         SECTION 7.14. Confidentiality. Each Bank, by accepting the benefits of this Agreement, agrees that it will use reasonable efforts not to disclose without the prior consent of Sonat (other than to its employees, auditors or counsel or to the Administrative Agent or another Bank if the disclosing Bank or such Bank's holding or parent company in its sole discretion determines that any such party should have access to such information) any information with respect to Sonat which is furnished pursuant to this Agreement and which is designated by Sonat to the Administrative Agent or the Banks in writing as confidential, provided that any Bank may disclose any such information (a) as has become generally available to the public, (b) as may be required or appropriate in any report, statement or testimony submitted to any municipal, state or federal regulatory body having or claiming to have jurisdiction over such Bank or to the Federal Reserve Board, the FDIC or similar organizations (whether in the United States or elsewhere), (c) as may be required or appropriate in response to any summons or subpoena or in connection with any litigation, (d) in order to comply with any law, order, regulation or ruling applicable to such Bank, (e) to the prospective transferee in connection with any contemplated transfer of any of the Notes or any interest therein by such Bank, provided, that such prospective transferee executes an agreement with Sonat or the transferor containing provisions substantially identical to those contained in this Section, or (f) to the extent reasonably necessary to disclose in connection with the exercise of any remedy hereunder and under the Revolving Credit Agreement and the Series B Notes.

         SECTION 7.15. Counterparts. This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement. This Agreement shall become effective when the Administrative Agent shall have received counterparts hereof executed on behalf of Sonat and the Borrower.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered by their respective, duly authorized officers, all as of the date first above written.



                                   CITRUS CORP.


                                   By:    /s/ Kurt S. Huneke
                                          --------------------------------------
                                   Title: Vice President, Finance and Treasurer



                                   SONAT INC.


                                   By:    /s/
                                          --------------------------------------
                                   Title: Vice President



                                   CREDIT LYONNAIS NEW YORK BRANCH
                                   as Administrative Agent


                                   By:    /s/ Ratouis
                                          --------------------------------------
                                   Title: Senior Vice President

                                   EXHIBIT A

                             TERMS OF SUBORDINATION


         The Series B Notes purchased by Sonat pursuant to the terms of the Standby Note Purchase Agreement dated as of December 23, 1993 among Sonat Inc. and Credit Lyonnais New York Branch as Administrative Agent (the "Subordinated Debt"), including principal and interest, shall be subordinate and junior in right of payment to the extent and in the manner set forth below, to all Superior Indebtedness (as hereinafter defined) of the Borrower. The term "Superior Indebtedness" shall mean any and all Series A Notes and Series B Notes held by the Banks and their respective successors and assigns pursuant to the Revolving Credit Agreement, except for Notes that are Tendered Series A Notes or Tendered Series B Notes which are purchased by Enron or Sonat under their respective Note Purchase Agreements.

         1. All Superior Indebtedness shall first be paid in full before any payment on account of the principal or interest is paid on any Subordinated Debt.

         2. Unless and until the Superior Indebtedness shall be paid in full, Sonat will not ask or sue for, take, demand, receive or accept from Borrower, by set-off or in any other manner, any payment or distribution on account of Subordinated Debt, nor present any instrument evidencing Subordinated Debt for payment, nor shall any property of Borrower be applied to the purchase or other acquisition or retirement of any Subordinated Debt.

         3. In the event of any receivership, insolvency, bankruptcy, assignment for the benefit of creditors, reorganization or arrangement with creditors, adjustment of debt (whether or not pursuant to bankruptcy laws), sale of all or substantially all of the assets, dissolution, liquidation or any other marshalling of the assets and liabilities of the Borrower, then the holders of the Superior Indebtedness shall be entitled to receive payment in full of all Superior Indebtedness before Sonat shall be entitled to receive any payment on account of principal of the Subordinated Debt or interest due thereon, and to that end the holders of Superior Indebtedness shall be entitled to receive for application in payment thereof any payment or distribution of any kind or character, whether in cash, property or securities, which may be payable or deliverable in any such proceedings in respect of the terms of subordination, except securities which are subordinated and junior in right of payment to the payment of all Superior Indebtedness then outstanding.

         4. In case cash, securities or other property otherwise payable or deliverable to Sonat shall have been applied, pursuant to paragraph 3, to the payment of Superior Indebtedness, then and in such case, upon the payment in full of all Superior

Indebtedness, Sonat shall be subrogated to the rights of the holders of Superior Indebtedness to receive payments and distributions made on the Superior Indebtedness until all principal of and interest shall have been paid in full, and no such payments or distributions to Sonat by reason of such subrogation, of cash, securities and other property which otherwise would be payable or distributable to the holders of Superior Indebtedness, shall, as between the Borrower and its creditors (other than the holders of Superior Indebtedness), on the one hand, and Sonat, on the other, be deemed to be a payment by the Borrower on account the Subordinated Debt.

         5. No present or future holder of any Superior Indebtedness shall be prejudiced in any way in the right to enforce the terms of subordination by any act or failure to act on the part of the Borrower. The holders of the Superior Indebtedness may, at any time and from time to time, without (i) any consent of or notice to Sonat, (ii) incurring any responsibility to Sonat, or
(iii) impairing or releasing any of the rights of holders of the Superior Indebtedness or the obligations of Sonat under these terms of subordination:

         (a) change the amount, manner, place or terms of the payment of, or change or extend for any period the time of payment of, or renew or otherwise alter, Superior Indebtedness, the Revolving Credit Agreement or any Other Loan Document in any manner consistent with the provisions of such document;

         (b) release any Person liable in any manner for payment or collection of Superior Indebtedness;

         (c) exercise or refrain from exercising any rights or remedies against the Borrower or others (including Enron or Sonat); and

         (d) apply any sums received, by whomsoever paid and however realized, to payment of Superior Indebtedness in such a manner as such holders, in their sole discretion, may deem appropriate;

provided, however, that no amendment of or addition or supplement to any Superior Indebtedness or any instrument or agreement relating thereto shall be effective to change the extent or the terms of the subordination effected hereby without the consent of Sonat. Nothing contained herein shall impair, as between the Borrower and Sonat, the obligation of the Borrower, which is absolute and unconditional, to pay to the holder the principal and interest as and when the same becomes due and payable, all subject to the rights, if any, of the holders of Superior Indebtedness to receive cash, property or securities otherwise payable or deliverable by the Borrower to Sonat.

         6. All payments or distributions upon or with respect to the Subordinated Debt which are received by Sonat contrary to these terms of subordination shall be received in trust for the benefit of the holders of Superior Indebtedness, shall be segregated from other funds and property held by Sonat and shall be immediately paid over to the Administrative Agent (with any necessary endorsement) to be applied (in the case of cash) to or held as collateral (in the case of non-cash property or securities) for the payment of the Superior Indebtedness in accordance with the terms of the Revolving Credit Agreement.

         7. Sonat and the Borrower will cause each Series B Note that becomes Subordinated Debt promptly to be endorsed with the following legend:

         "The indebtedness evidenced by this instrument is subordinated to the prior payment in full of the Superior Indebtedness (as defined in the Terms of Subordination hereinafter referred to) pursuant to and to the extent provided in the Terms of Subordination attached as Exhibit A to the Standby Note Purchase Agreement dated December 23, 1993 among Sonat Inc., Credit Lyonnais New York Branch, as Administrative Agent for the Banks party to the Revolving Credit Agreement of even date therewith, and Citrus Corp."

         8. These terms of subordination shall (i) remain in effect until the Superior Indebtedness shall either have been paid in full or entirely sold under the Note Purchase Agreements, (ii) be binding on Sonat, the Borrower and their respective successors and assigns, and (iii) inure to the benefit of and be enforceable by the Administrative Agent, the Banks and their respective successors, transferees and assigns.

                               U.S. $300,000,000


                           REVOLVING CREDIT AGREEMENT

                         Dated as of December 23, 1993

                                     Among

                                  CITRUS CORP.

                                  as Borrower

                                      and

                             THE BANKS NAMED HEREIN

                                    as Banks


                                      and

                        CREDIT LYONNAIS NEW YORK BRANCH

                                      and

                           THE TORONTO-DOMINION BANK

                               as Managing Agents

                                                          TABLE OF CONTENTS
                                                          -----------------

Section                                                                                                         Page
- -------                                                                                                         ----
                                                              ARTICLE I

                                                   DEFINITIONS AND ACCOUNTING TERMS . . . . . . . . . . . . . .   1

         1.01. Certain Defined Terms  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   1

         1.02. Computation of Time Periods  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   9

         1.03. Accounting Terms   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   9

         1.04. Miscellaneous  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   9


                                                              ARTICLE II

                                                   AMOUNT AND TERMS OF THE ADVANCES . . . . . . . . . . . . . .  10

         2.01. The Advances   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10

         2.02. Making the Advances  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10

         2.03. Fees   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11

         2.04. Repayment  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12

         2.05. Interest   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12

         2.06. Additional Interest on LIBOR Advances  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13

         2.07. Interest Rate Determination and Protection   . . . . . . . . . . . . . . . . . . . . . . . . . .  13

         2.08. Voluntary Conversion of Advances   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  15

         2.09. Prepayments  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  15

         2.10. Increased Costs; Capital Adequacy, Etc.  . . . . . . . . . . . . . . . . . . . . . . . . . . . .  16

         2.11. Illegality   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  18

         2.12. Payments and Computations  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  18

         2.13. Taxes  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  19

         2.14. Sharing of Payments, Etc.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  21

         2.15. Ratable Reduction or Termination of the Commitments  . . . . . . . . . . . . . . . . . . . . . .  22

         2.16. Replacement of Bank  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  22

         2.17. Survival   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  23


                                                             ARTICLE III

                                                        CONDITIONS TO ADVANCES  . . . . . . . . . . . . . . . .  23

         3.01. Initial Conditions Precedent   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  23

         3.02. Additional Conditions Precedent to Each Advance  . . . . . . . . . . . . . . . . . . . . . . . .  25


                                                              ARTICLE IV

                                                    REPRESENTATIONS AND WARRANTIES  . . . . . . . . . . . . . .  26

         4.01. Representations and Warranties of the Borrower   . . . . . . . . . . . . . . . . . . . . . . . .  26






                                                              ARTICLE V

                                                      COVENANTS OF THE BORROWER   . . . . . . . . . . .  28

         5.01. Affirmative Covenants  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  28

         5.02. Negative Covenants   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  30


                                                              ARTICLE VI

                                                          EVENTS OF DEFAULT   . . . . . . . . . . . . .  31

         6.01. Events of Default  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  31


                                                             ARTICLE VII

                                                       THE ADMINISTRATIVE AGENT . . . . . . . . . . . .  33

         7.01. Authorization and Action   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  33

         7.02. Agent's Reliance, Etc.   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  34

         7.03. Administrative Agent and Its Affiliates  . . . . . . . . . . . . . . . . . . . . . . . .  34

         7.04. Bank Credit Decision   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  35

         7.05. Certain Rights of the Administrative Agent   . . . . . . . . . . . . . . . . . . . . . .  35

         7.06. Holders  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  36

         7.07. Indemnification  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  36

         7.08. Resignation by the Administrative Agent  . . . . . . . . . . . . . . . . . . . . . . . .  37

         7.09. No Duty of Managing Agents or Co-Agents  . . . . . . . . . . . . . . . . . . . . . . . .  37


                                                             ARTICLE VIII

                                                            MISCELLANEOUS   . . . . . . . . . . . . . .  37

         8.01. Amendments, Etc.   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  37

         8.02. Notices, Etc.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  38

         8.03. No Waiver; Remedies  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  39

         8.04. Costs, Expenses and Taxes  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  40

         8.05. Right of Set-Off   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  41

         8.06. Binding Effect; Assignments; Participations  . . . . . . . . . . . . . . . . . . . . . .  41

         8.07. Governing Law; Entire Agreement  . . . . . . . . . . . . . . . . . . . . . . . . . . . .  44

         8.08. Interest   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  44

         8.09. Confidentiality  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  45

         8.10. Submission to Jurisdiction   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  45

         8.11. Severability   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  46

         8.12. Execution in Counterparts  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  46

         8.13. Domicile of Loans  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  46






                                   EXHIBITS
                                   --------
Exhibit 1.01     Form of Series A and Series B Note
Exhibit 2.02     Notice of Borrowing
Exhibit 3.01-A   Opinion of Vinson & Elkins L.L.P., Counsel to Borrower
Exhibit 3.01-B   Opinion of Vinson & Elkins L.L.P., Counsel to Enron
Exhibit 3.01-C   Opinion of Senior Vice President and General Counsel of Enron
Exhibit 3.01-D   Opinion of Vinson & Elkins L.L.P., Counsel to Sonat
Exhibit 3.01-E   Opinion of Vice President and Secretary of Sonat
Exhibit 3.01-F   Opinion of Andrews & Kurth L.L.P., Counsel to Managing Agents
Exhibit 8.06     Transfer Agreement

                           REVOLVING CREDIT AGREEMENT

                         Dated as of December 23, 1993


         CITRUS CORP., a Delaware corporation, the lenders party hereto (the "Banks") and Credit Lyonnais New York Branch and The Toronto-Dominion Bank, as managing agents (in such capacities the "Managing Agents"), with Credit Lyonnais New York Branch acting as administrative agent (in such capacity, the "Administrative Agent") for the Banks hereunder, agree as follows:


                                   ARTICLE I

                        DEFINITIONS AND ACCOUNTING TERMS

                 SECTION 1.01. Certain Defined Terms. As used in this Agreement, the following terms shall have the following meanings (such meanings to be equally applicable to both the singular and the plural forms of the terms defined):

                 "Address For Notices" means, with respect to any Bank, the office of such Bank specified as its "Address For Notices" on such Bank's signature page to this Agreement or, as to any Person who becomes a Bank after the date hereof, in the Transfer Agreement executed by such Person pursuant to
Section 8.06 or the document pursuant to which such Person became a party pursuant to Section 2.16, as the case may be, or such other office of such Bank as such Bank may from time to time specify to the Borrower and the Administrative Agent.

                 "Adjusted CD Rate" means, for any Interest Period for each Adjusted CD Rate Advance comprising part of the same Borrowing, an interest rate per annum equal to the sum of:

                 (a) the rate per annum obtained by dividing (i) the rate of interest determined by the Administrative Agent to be the average (rounded upward to the nearest whole multiple of 1/100 of 1% per annum, if such average is not such a multiple) of the consensus bid rate determined by each of the Reference Banks for the bid rates per annum, at 12:00 P.M. (noon) (or as soon thereafter as practicable) one Business Day before the first day of such Interest Period, of New York certificate of deposit dealers of recognized standing selected by such Reference Bank for the purchase at face value of certificates of deposit of such Reference Bank in an amount substantially equal to such Reference Bank's Adjusted CD Rate Advance comprising part of such Borrowing and with a maturity equal to such Interest Period (provided that, if bid rate quotes from such dealers are not available to any Reference Bank, such Reference Bank shall notify the Administrative Agent of a reasonably equivalent rate determined by it on the basis of another source or sources selected by it), by (ii) a percentage equal to 100% minus the Adjusted CD Rate Reserve Percentage for such Interest Period, plus

                 (b)      the Assessment Rate for such Interest Period.

The Adjusted CD Rate for the Interest Period for each Adjusted CD Rate Advance comprising part of the same Borrowing shall be determined by the Administrative Agent on the basis of applicable rates furnished to and received by the Administrative Agent from the Reference Banks one Business Day before the first day of such Interest Period, subject however, to the provisions of Section 2.07.

                 "Adjusted CD Rate Advance" means an Advance which bears interest as provided in Section 2.05(b).

                 "Adjusted CD Rate Reserve Percentage" for any Interest Period for each Adjusted CD Rate Advance comprising part of the same Borrowing means the reserve percentage applicable one Business Day before the first day of such Interest Period under regulations issued from time to time by the Federal Reserve Board for determining the maximum reserve requirement (including, but not limited to, any emergency, supplemental or other marginal reserve requirement) for a member bank of the Federal Reserve System in New York City with deposits exceeding one billion dollars with respect to liabilities consisting of or including (among other liabilities) Dollar nonpersonal time deposits in the United States with a maturity equal to such Interest Period.

                 "Administrative Agent" shall have the meaning specified in the first paragraph of this Agreement, together with any successor thereto pursuant to Section 7.08.

                 "Advance" means an advance by a Bank to the Borrower pursuant to Article II, and refers to an Adjusted CD Rate Advance, a Base Rate Advance or a LIBOR Advance (each of which shall be a "Type" of Advance).

                 "Agreement" means this Revolving Credit Agreement, as same may be amended, supplemented or modified from time to time in the future.

                 "Applicable Lending Office" means, with respect to each Bank, such Bank's Domestic Lending Office in the case of a Base Rate Advance, such Bank's CD Lending Office in the case of an Adjusted CD Rate Advance and such Bank's Eurodollar Lending Office in the case of a LIBOR Advance.

                 "Applicable Margin" means, (a) 1/2 of 1% for any Interest Period for each Adjusted CD Rate Advance comprising part of the same Borrowing, and (b) 3/8 of 1% for any Interest Period for each LIBOR Advance comprising part of the same Borrowing.

                 "Assessment Rate" for any Interest Period for each Adjusted CD Rate Advance comprising part of the same Borrowing means the annual assessment rate estimated by the Bank which is the Administrative Agent one Business Day before the first day of such Interest Period for determining the then current annual assessment payable by such Bank to the FDIC for insuring dollar deposits of such Bank at its principal office in the United States.

                 "Bankruptcy Code" means Title 11 of the United States Code, as now or hereafter in effect, or any successor thereto.

                 "Banks" has the meaning specified in the first paragraph of this Agreement, and shall include any financial institution which becomes a Bank pursuant to Section 2.16 or Section 8.06.

                 "Base Rate" means as determined by the Bank which is the Administrative Agent on a daily basis, the higher of (a) the overnight cost of funds of such Bank as determined solely by such Bank plus a margin of 1/2% per annum, or (b) the rate per annum established by such Bank from time to time as the reference rate for short term commercial loans in Dollars to domestic corporate borrowers (which the Borrower acknowledges is not necessarily such Bank's lowest rate).

                 "Base Rate Advance" means an Advance which bears interest as provided in Section 2.05(a).

                 "Borrower" means Citrus Corp., a Delaware corporation, and any successor thereto pursuant to Section 5.02(a).

                 "Borrowing" means a borrowing hereunder consisting of Advances of the same Type made on the same day by the Banks.

                 "Business Day" means (i) any day of the year except Saturday, Sunday and any day on which banks are required or authorized to close in New York City and (ii) if the applicable Business Day relates to any LIBOR Advances, any day which is a "Business Day" described in clause (i) and which is also a day for trading by and between banks in the London interbank Eurodollar market.

                 "CD Lending Office" means, with respect to any Bank, the office of such Bank specified as its "CD Lending Office" on such Bank's signature page to this Agreement, or as to any Person who becomes a Bank after the date hereof, in the Transfer Agreement executed by such Person pursuant to
Section 8.06 or the document pursuant to which such Person became a party pursuant to Section 2.16, as the case may be (or, if no such office is specified, its Domestic Lending Office), or such other office of such Bank as such Bank may from time to time specify to the Borrower and the Administrative Agent.

                 "Co-Agents" means those Banks whose names appear on the signature pages of this Agreement under the heading "Co-Agents".

                 "Code" means the Internal Revenue Code of 1986 as amended from time to time, or any successor Federal tax code, and any reference to any statutory provision of the Code shall be deemed to be a reference to any successor provision or provisions.

                 "Commitment" has the meaning specified in Section 2.01.

                 "Consolidated" as to any Person refers to the consolidation of the accounts of such Person and its Subsidiaries in accordance with GAAP.

                 "Convert", "Conversion" and "Converted" each refers to a conversion of Advances of one Type into Advances of another Type pursuant to
Section 2.07, Section 2.08 or Section 2.10(b).

                 "Credit Lyonnais" means Credit Lyonnais New York Branch.

                 "Dollar" and the sign "$" mean lawful money of the United
States.

                 "Domestic Lending Office" means, with respect to any Bank, the office of such Bank specified as its "Domestic Lending Office" on such Bank's signature page to this Agreement or, as to any Person who becomes a Bank after the date hereof, in the Transfer Agreement executed by such Person pursuant to
Section 8.06 or the document pursuant to which such Person became a party pursuant to Section 2.16, as the case may be, or such other office of such Bank as such Bank may from time to time specify to the Borrower and the Administrative Agent.

                 "Enron" means Enron Corp., a Delaware corporation.

                 "Enron Event of Default" means an "Event of Default" as defined in the Enron Note Purchase Agreement.

                 "Enron Note Purchase Agreement" means the Standby Note Purchase Agreement dated as December 23, 1993 among Enron, the Administrative Agent, and the Borrower joining therein for purposes of acknowledging the consenting thereto, as the same now exists or may hereafter be amended from time to time.

                 "Eurocurrency Liabilities" has the meaning assigned to that term in Regulation D of the Federal Reserve Board, as in effect from time to time.

                 "Eurodollar Lending Office" means, with respect to any Bank, the office of such Bank specified as its "Eurodollar Lending Office" on such Bank's signature page to this Agreement or, as to any Person who becomes a Bank after the date hereof, in the Transfer Agreement executed by such Person pursuant to Section 8.06 or the document pursuant to which such Person became a party hereto pursuant to Section 2.16, as the case may be (or if no such office is specified, its Domestic Lending Office), or such other office of such

Bank as such Bank may from time to time specify to the Borrower and the Administrative Agent.

                 "Events of Default" has the meaning specified in Section 6.01.

                 "Excepted Liens" means (a) legal or equitable encumbrances deemed to exist by reason of negative pledge covenants and other covenants or undertakings of like nature; (b) legal or equitable Liens deemed to exist by reason of the existence of any litigation or other legal proceeding or arising out of a judgment or award with respect to which an appeal is being or will timely be prosecuted, in each case securing indebtedness for money borrowed;
(c) Liens on defeasance deposits to secure indebtedness for money borrowed, which is being or will be defeased, in whole or in part, out of the moneys constituting such defeasance deposits; and (d) Liens encumbering cash or securities securing the obligations of the Borrower to reimburse draws made by the Borrower under letters of credit or obligations of the Borrower with respect to bankers acceptances, so long as such cash or securities are encumbered for the purpose of being used promptly after the payment of the letter of credit or bankers acceptance to pay such obligations of the Borrower secured by such cash or securities.

                 "FDIC" means the Federal Deposit Insurance Corporation, or any federal agency or authority of the United States from time to time succeeding to its function.

                 "Federal Funds Rate" means, for any period, a fluctuating interest rate per annum equal for each day during such period to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations for such day on such transactions received by the Administrative Agent from three Federal funds brokers of recognized standing selected by it.

                 "Federal Reserve Board" means the Board of Governors of the Federal Reserve System, or any federal agency or authority of the United States from time to time succeeding to its function.

                 "FERC" means the Federal Energy Regulatory Commission, or any federal agency or authority of the United States from time to time succeeding to its function.

                 "FGT" means Florida Gas Transmission Company, a Delaware
                  corporation.

                 "GAAP" has the meaning specified in Section 1.03.

                 "Indemnified Party" has the meaning specified in Section
8.04(c).

                 "Interest Period" means, with respect to each Adjusted CD Rate Advance or LIBOR Advance, in each case comprising part of the same Borrowing, the period commencing on the date of such Advance or the date of the Conversion of any Advance into such an Advance and ending on the last day of the period selected by the Borrower pursuant to the provisions below and, thereafter, each subsequent period commencing on the last day of the immediately preceding Interest Period and ending on the last day of the period selected by the Borrower pursuant to the provisions below. The duration of each such Interest Period shall be (a) in the case of an Adjusted CD Rate Advance, 30, 60, 90 or 180 days (including the day on which such Interest Period commences) and (b) in the case of a LIBOR Advance, the period beginning on (and including) the date on which such Interest Period commences and ending on (but excluding) the day which numerically corresponds to such date one, two, three or six months thereafter (or, if such month has no numerically corresponding day, on the last Business Day of such month), in each case as the Borrower may, upon notice received by the Administrative Agent not later than 11:00 A.M. on the third Business Day (first Business Day in the case of an Adjusted CD Rate Advance) prior to the first day of such Interest Period, select; provided, however, that:

              (i) Interest Periods commencing on the same date for Advances comprising part of the same Borrowing shall be of the same duration;

              (ii) whenever the last day of any Interest Period would otherwise occur on a day other than a Business Day, the last day of such Interest Period shall be extended to occur on the next succeeding Business Day,provided, in the case of any Interest Period for a LIBOR Advance, that if such extension would cause the last day of such Interest Period to occur in the next following calendar month, the last day of such Interest Period shall occur on the next preceding Business Day; and

              (iii)  no Interest Period may end after the Termination Date.

                 "LIBO Rate" means, for any Interest Period for each LIBOR Advance comprising part of the same Borrowing, an interest rate per annum determined by the Administrative Agent and equal to (a) an interest rate per annum shown on page 3750 of the Dow Jones & Company Telerate screen or any successor page as the composite offered rate for London interbank deposits with a period equal to such Interest Period, as shown under the heading "USD", as of 11:00 A.M. (London time) two Business Days prior to the first day of such Interest Period, (b) if the rate specified in clause (a) of this definition does not appear, an interest rate per annum based on the rates at which Dollar deposits with a period equal to such Interest Period are displayed on page "LIBO" of the Reuters Monitor Money Rates Service or such other page as may replace the LIBO page on that service for the purpose of displaying London interbank offered rates of major banks as of 11:00 A.M. (London time) two Business Days prior to the first day of such Interest Period, it being understood that if two or more such rates appear on such page, the rate will be the arithmetic average of such displayed rates and if fewer than two such rates are displayed, this clause (b) of this definition shall not be applicable, (c) if the rate specified in clause (a) of this definition does not appear and if clause (b) of this definition is not applicable, an interest rate per annum equal to the average of the rates at which deposits in Dollars are offered by the Reference Banks at approximately 11:00 A.M. (London time) two Business Days prior to the first day of such Interest Period to prime banks in the London interbank market in an amount approximately equal to such LIBOR Advance with a period equal to such Interest Period, it being understood that if two such quotations are provided, the rate shall be the arithmetic average of such provided rates and if only one such rate is provided, this clause (c) of this definition shall not be applicable, and (d) if the rate specified in clause (a) of this definition does not appear and if clauses (b) and (c) of this definition are not applicable, an interest rate per annum that is the arithmetic average of the rates quoted by major banks in New York City, selected by the Administrative Agent, at approximately 11:00 A.M. on the first day of such Interest Period to leading European banks in an amount approximately equal to such LIBOR Advance with a period equal to such Interest Period; provided, that the applicable rate determined pursuant to clause (a),
(b), (c) or (d), as the case may be, of this definition shall be rounded upward to the nearest whole multiple of 1/16 of 1%, if such rate is not such a multiple.

                 "LIBOR Advance" means an Advance which bears interest as provided in Section 2.05(c).

                 "Lien" means a mortgage, pledge, security interest or other charge or encumbrance, including any conditional sale or title retention agreement.

                 "Loan Document" means this Agreement, each Note, each Notice of Borrowing, each Note Purchase Agreement and each other document or instrument executed and delivered in connection with this Agreement.

                 "Majority Banks" means at any time Banks holding at least 66 2/3% of the then aggregate unpaid principal amount of the Notes held by Banks, or, if no such principal amount is then outstanding, Banks having at least 66 2/3% of the Commitments.

                 "Managing Agents" has the meaning specified in the first paragraph of this Agreement.

                 "Notes" means the Series A Notes and the Series B Notes.

                 "Note Purchase Agreements" means the Enron Note Purchase Agreement and the Sonat Note Purchase Agreement.

                 "Note Purchase Event" has the meaning ascribed to such term in the Enron Note Purchase Agreement and the Sonat Note Purchase Agreement.

                 "Notice of Borrowing" has the meaning specified in Section
2.02.

                 "Other Taxes" has the meaning specified in Section 2.13(c).

                 "Payment Office" means the office of the Administrative Agent located at 1301 Avenue of the Americas, New York, New York 10019, or such other office as the Administrative Agent may designate by written notice to the other parties hereto.

                 "Person" means an individual, partnership, corporation, limited liability company, business trust, joint stock company, trust, unincorporated association, joint venture, firm or other entity, or a government or any political subdivision or agency, department or instrumentality thereof.

                 "Phase III Expansion" means the proposed expansion to FGT's existing pipeline system described and approved by FERC in that certain Order Issuing Certificates, Authorizing Abandonments, and Clarifying Prior Order issued September 15, 1993 in Docket Nos. CP 92-182-004 and 005 and CP 92-415-002 and 003.

                 "Prescribed Forms" shall mean such duly executed form(s) or statement(s), and in such number of copies, which may, from time to time, be prescribed by law and which, pursuant to applicable provisions of (a) an income tax treaty between the United States and the country of residence of the Bank providing the form(s) or statement(s), (b) the Code, or (c) any applicable rule or regulation under the Code, permit the Borrower to make payments hereunder for the account of such Bank free of deduction or withholding of income or similar taxes (except for any deduction or withholding of income or similar taxes as a result of any change in or in the interpretation of any such treaty, the Code or any such rule or regulation).

                 "Reference Banks" means Credit Lyonnais New York Branch and The Toronto-Dominion Bank.

                 "Related Indemnified Party" has the meaning specified in
Section 8.04(c).

                 "Series A Note" means a promissory note of the Borrower payable to the order of any Bank, in substantially the form of Exhibit 1.01 hereto, evidencing fifty percent (50%) of the aggregate indebtedness of the Borrower to such Bank resulting from the Advances owed to such Bank.

                 "Series B Note" means a promissory note of the Borrower payable to the order of any Bank, in substantially the form of Exhibit 1.01 hereto, evidencing fifty percent (50%) of the aggregate indebtedness of the Borrower to such Bank resulting from the Advances owed to such Bank.

                 "Sonat" means Sonat Inc., a Delaware corporation.

                 "Sonat Event of Default" means an "Event of Default" as defined in the Sonat Note Purchase Agreement.

                 "Sonat Note Purchase Agreement" means the Standby Note Purchase Agreement dated as of December 23, 1993, among Sonat, the Administrative Agent, and the Borrower joining therein for purposes of acknowledging and consenting thereto, as the same now exists or may hereafter be amended from time to time.

                 "Subsidiary" means, as to any Person, any corporation, partnership, joint venture or other entity of which more than 50% of the outstanding capital stock or other equity interests having ordinary voting power (irrespective of whether or not at the time capital stock or other equity interest of any other class or classes of such corporation, partnership, joint venture or other entity shall or might have voting power upon the occurrence of any contingency) is at the time directly or indirectly owned by such Person.

                 "Taxes" has the meaning specified in Section 2.13(a).

                 "Termination Date" means the earliest to occur of (a) December 22, 1994, (b) termination in whole of the Commitments pursuant to Section 2.15 or 6.01, or (c) the Notes and all other amounts under this Agreement becoming due and payable pursuant to the final clause (ii) of Section 6.01.

                 "Transfer Agreement" has the meaning specified in Section 8.06(a).

                 SECTION 1.02. Computation of Time Periods. In this Agreement in the computation of periods of time from a specified date to a later specified date, the word "from" means "from and including" and the words "to" and "until" each means "to but excluding". Unless otherwise indicated, all references to a particular time are references to New York City time.

                 SECTION 1.03. Accounting Terms. Unless otherwise specified, all accounting terms used herein or in any other Loan Document shall be interpreted, all accounting determinations and computations hereunder or thereunder shall be made, and all financial statements required to be delivered hereunder or thereunder shall be prepared in accordance with, those generally accepted accounting principles ("GAAP") in effect at the time of application of such accounting terms for purposes of this Agreement or of such other Loan Document.

                 SECTION 1.04. Miscellaneous. The words "hereof", "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and Article, Section and Exhibit references are to Articles and Sections of and Exhibits to this Agreement, unless otherwise specified. The term "including" shall mean "including, without limitation,".

                                   ARTICLE II

                        AMOUNT AND TERMS OF THE ADVANCES

                 SECTION 2.01. The Advances. Each Bank severally agrees, on the terms and conditions hereinafter set forth, to make one or more Advances to the Borrower from time to time on any Business Day during the period from the date hereof until the Termination Date in an aggregate amount not to exceed at any time outstanding the amount set opposite such Bank's name on the signature pages hereof (as such pages are deemed modified pursuant to this Article II or Section 8.06) (as such amount may be reduced pursuant to Section 2.10(e),
Section 2.15 or Section 6.01, such Bank's "Commitment"). Each Borrowing shall be in an aggregate amount not less than (x) in the case of a Borrowing comprised of LIBOR Advances, $25,000,000 and (y) in the case of a Borrowing comprised of Base Rate Advances or Adjusted CD Rate Advances, $15,000,000, and shall consist of Advances of the same Type having (in the case of a Borrowing comprised of Adjusted CD Rate Advances or LIBOR Advances) the same Interest Period, made on the same day by the Banks ratably according to their respective Commitments. Within the limits of each Bank's Commitment, the Borrower may borrow, prepay pursuant to Section 2.09 and reborrow under this Section 2.01.

                 SECTION 2.02. Making the Advances. (a) Each Borrowing shall be made on notice, (x) in the case of a proposed Borrowing comprised of LIBOR Advances, given not later than 11:00 A.M. at least three Business Days prior to the date of the proposed Borrowing, (y) in the case of a proposed Borrowing comprised of Adjusted CD Rate Advances, given not later than 11:00 A.M. at least one Business Day prior to the date of the proposed Borrowing, and (z) in the case of a proposed Borrowing comprised of Base Rate Advances, given not later than 10:00 A.M. on the day of the proposed Borrowing, by the Borrower to the Administrative Agent, which shall give to each Bank prompt notice thereof by telecopy. Each such notice of a Borrowing (a "Notice of Borrowing") shall be by telecopy, confirmed immediately in writing, in substantially the form of
Exhibit 2.02 hereto, specifying therein the requested (i) date of such Borrowing, (ii) Type of Advances comprising such Borrowing, (iii) aggregate amount of such Borrowing, and (iv) in the case of a Borrowing comprised of Adjusted CD Rate Advances or LIBOR Advances, initial Interest Period for each such Advance, provided that the Borrower may not specify LIBOR Advances for any Borrowing if, after giving effect to such Borrowing, LIBOR Advances having more than four different Interest Periods shall be outstanding and the Borrower may not specify Adjusted CD Rate Advances for any Borrowing if, after giving effect to such Borrowing, Adjusted CD Rate Advances having more than four different Interest Periods shall be outstanding. In the case of a proposed Borrowing comprised of Adjusted CD Rate Advances or LIBOR Advances, the Administrative Agent shall promptly notify each Bank of the applicable interest rate under
Section 2.05(b) or (c). Each Bank shall, before 11:00 A.M. (2:00 P.M. in the case of a Borrowing comprised of Base Rate Advances) on the date of such Borrowing, make available for the account of its Applicable Lending Office to the Administrative Agent at its Payment Office, in same day funds, such Bank's ratable portion of such Borrowing. After the Administrative Agent's receipt of such funds and upon fulfillment of the applicable conditions set forth in Article III, the Administrative Agent will make such funds available to the Borrower at the Administrative Agent's aforesaid address.

         (b) Each Notice of Borrowing shall be irrevocable and binding on the Borrower. In the case of any Borrowing which the related Notice of Borrowing specifies is to be comprised of Adjusted CD Rate Advances or LIBOR Advances, the Borrower shall indemnify each Bank against any loss, cost or expense incurred by such Bank as a result of any failure to fulfill on or before the date specified in such Notice of Borrowing for such Borrowing the applicable conditions set forth in Article III, including, without limitation, any loss (excluding loss of anticipated profits), cost or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by such Bank to fund the Advance to be made by such Bank as part of such Borrowing when such Advance, as a result of such failure, is not made on such date.

         (c) Unless the Administrative Agent shall have received notice from a Bank prior to the date of any Borrowing that such Bank will not make available to the Administrative Agent such Bank's ratable portion of such Borrowing, the Administrative Agent may assume that such Bank has made such portion available to the Administrative Agent on the date of such Borrowing in accordance with subsection (a) of this Section 2.02 and the Administrative Agent may, in reliance upon such assumption, make available to the Borrower on such date a corresponding amount. If and to the extent that such Bank shall not have so made such ratable portion available to the Administrative Agent, such Bank and the Borrower severally agree to repay to the Administrative Agent forthwith on demand such corresponding amount together with interest thereon, for each day from the date such amount is made available to the Borrower until the date such amount is repaid to the Administrative Agent, at (i) in the case of the Borrower, the interest rate applicable at the time to Advances comprising such Borrowing and (ii) in the case of such Bank, the Federal Funds Rate. If such Bank shall repay to the Administrative Agent such corresponding amount, such amount so repaid shall constitute such Bank's Advance as part of such Borrowing for purposes of this Agreement.

         (d) The failure of any Bank to make the Advance to be made by it as part of any Borrowing shall not relieve any other Bank of its obligation, if any, hereunder to make its Advance on the date of such Borrowing, but no Bank shall be responsible for the failure of any other Bank to make the Advance to be made by such other Bank on the date of any Borrowing.

         (e) Each advance made by each Bank to the Borrower hereunder, and the indebtedness of the Borrower to such Bank resulting from such Advance, shall be evidenced 50% by a Series A Note and 50% by a Series B Note.

                 SECTION 2.03. Fees. (a) Commitment Fee. The Borrower agrees to pay to each Bank a commitment fee, at a rate per annum of 0.1875 of 1% on the average daily unused amount of such Bank's Commitment, from the date hereof until the Termination Date. The commitment fee is payable on the last day of each March, June, September and

December during the term of such Bank's Commitment, commencing
December 31, 1993, and on the date such Bank's Commitment is terminated.

         (b) Agents' Fees. The Borrower shall pay to the Managing Agents and the Administrative Agent, at or prior to the time this Agreement becomes effective pursuant to Section 8.06 hereof, such fees as may have been separately agreed to by the Borrower and the Managing Agents and the Borrower and the Administrative Agent.

                 SECTION 2.04. Repayment. The Borrower shall repay the unpaid principal amount of each Advance owed to each Bank in accordance with the Series A Note and the Series B Note to the order of such Bank evidencing such Advance. All Advances shall be due and payable on the Termination Date.

                 SECTION 2.05. Interest. The Borrower shall pay interest on the unpaid principal amount of each Advance owed to each Bank from the date of such Advance until such principal amount shall be paid in full, at the following rates per annum:

                 (a) Base Rate Advances. During such periods as such Advance is a Base Rate Advance, a rate per annum equal at all times to the Base Rate in effect from time to time, payable quarterly on the last day of each March, June, September and December during such periods and on the date such Base Rate Advance shall be Converted or paid in full; provided that any amount of principal (other than principal of Adjusted CD Rate Advances bearing interest pursuant to the proviso to Section 2.05(b) and principal of LIBOR Advances bearing interest pursuant to the proviso to Section 2.05(c)) which is not paid when due (whether at stated maturity, by acceleration or otherwise) shall bear interest, from the date on which such amount is due until such amount is paid in full, payable on demand, at a rate per annum equal at all times to 2% per annum above the Base Rate in effect from time to time.

                 (b) Adjusted CD Rate Advances. During such periods as such Advance is an Adjusted CD Rate Advance, a rate per annum equal at all times during each Interest Period for such Advance to the sum of the Adjusted CD Rate for such Interest Period for such Advance plus the Applicable Margin per annum for such Interest Period, payable on the last day of such Interest Period and, if such Interest Period has a duration of more than 90 days, on the day which occurs during such Interest Period 90 days from the first day of such Interest Period; provided that any amount of principal of any Adjusted CD Rate Advance which is not paid when due (whether at stated maturity, by acceleration or otherwise) shall bear interest, from the date on which such amount is due until such amount is paid in full, payable on demand, at a rate per annum equal at all times to the greater of (x) 2% per annum above the Base Rate in effect from time to time and (y) 2% per annum above the rate per annum required to be paid on such Advance immediately prior to the date on which such amount became due.

                 (c) LIBOR Advances. During such periods as such Advance is a LIBOR Advance, a rate per annum equal at all times during each Interest Period for such Advance to the sum of the LIBO Rate for such Interest Period for such Advance plus the Applicable Margin per annum for such Interest Period, payable on the last day of such Interest Period and, if such Interest Period has a duration of more than three months, on the day which occurs during such Interest Period three months from the first day of such Interest Period; provided that any amount of principal of any LIBOR Advance which is not paid when due (whether at stated maturity, by acceleration or otherwise) shall bear interest, from the date on which such amount is due until such amount is paid in full, payable on demand, at a rate per annum equal at all times to the greater of (x) 2% per annum above the Base Rate in effect from time to time and (y) 2% per annum above the rate per annum required to be paid on such Advance immediately prior to the date on which such amount became due.

                 SECTION 2.06. Additional Interest on LIBOR Advances. If any Bank is required under regulations of the Federal Reserve Board to maintain reserves with respect to liabilities or assets consisting of or including Eurocurrency Liabilities, and if as a result thereof there is an increase in the cost to such Bank of agreeing to make or making, funding or maintaining LIBOR Advances, then the Borrower shall from time to time, upon demand by such Bank (with a copy of such demand to the Administrative Agent), pay to the Administrative Agent for the account of such Bank additional amounts, as additional interest hereunder, sufficient to compensate such Bank for such increased cost. A certificate in reasonable detail as to the basis for and the amount of such increased cost, submitted to the Borrower and the Administrative Agent by such Bank, shall be conclusive and binding for all purposes, absent manifest error.

                 SECTION 2.07.  Interest Rate Determination and Protection.
(a) Each Reference Bank agrees to furnish to the Administrative Agent timely information for the purpose of determining each Adjusted CD Rate and, when applicable, for the purpose of determining each LIBO Rate.

         (b) The Administrative Agent shall give prompt notice to the Borrower and the Banks of the applicable interest rate determined by the Administrative Agent for purposes of Section 2.05(a), (b) or (c), and the applicable rate, if any, furnished by each Reference Bank for the purpose of determining the applicable interest rate under Section 2.05(b) or (c).

         (c) If only one Reference Bank furnishes timely information to the Administrative Agent for determining the Adjusted CD Rate for any Adjusted CD Rate Advances, or if the Administrative Agent is not able to ascertain the LIBO Rate for any LIBOR Advances as contemplated in the definition of "LIBO Rate",

                 (i) the Administrative Agent shall forthwith notify the Borrower and the Banks that the interest rate cannot be determined for such LIBOR Advances or Adjusted CD Rate Advances, as the case may be,

                (ii) each such Advance will automatically, on the last day of the then existing Interest Period therefor, Convert into a Base Rate Advance (or if such Advance is then a Base Rate Advance, will continue as a Base Rate Advance), and

               (iii) the obligation of the Banks to make, or to Convert Advances into, Adjusted CD Rate Advances or LIBOR Advances, as the case may be, shall be suspended until the Administrative Agent shall notify the Borrower and the Banks that the circumstances causing such suspension no longer exist.

         (d) If, with respect to any Adjusted CD Rate Advances or LIBOR Advances, the Majority Banks notify the Administrative Agent that the applicable interest rate for any Interest Period for such Advances will not adequately reflect the cost to such Majority Banks of making, funding or maintaining their respective Adjusted CD Rate Advances or LIBOR Advances, as the case may be, for such Interest Period, the Administrative Agent shall forthwith so notify the Borrower and the Banks, whereupon

                 (i) each such Advance will automatically, on the last day of the then existing Interest Period therefor, Convert into a Base Rate Advance (or, if such Advance is then a Base Rate Advance, will continue as a Base Rate Advance), and

                (ii) the obligation of the Banks to make, or to Convert Advances into, Adjusted CD Rate Advances or LIBOR Advances, as the case may be, shall be suspended until the Administrative Agent shall notify the Borrower and the Banks that the circumstances causing such suspension no longer exist.

         (e) If the Borrower shall fail to select the duration of any Interest Period for any Adjusted CD Rate Advances or LIBOR Advances in accordance with the provisions contained in the definition of "Interest Period" in Section 1.01, the Administrative Agent will forthwith so notify the Borrower and the Banks and such Advances will automatically, on the last day of the then existing Interest Period therefor, Convert into Base Rate Advances.

         (f) (i) On the date on which the aggregate unpaid principal amount of Advances comprising any Borrowing of LIBOR Advances shall be reduced, by payment or prepayment or otherwise, to less than $25,000,000, such Advances shall automatically Convert into Base Rate Advances, and on and after such date the right of the Borrower to Convert such Advances into LIBOR Advances shall terminate; provided, however, that if and so long as each such Advance shall be of the same Type and have the same Interest Period as Advances comprising another Borrowing or other Borrowings, and the aggregate unpaid principal amount of all such Advances of all such Borrowings shall equal or exceed $25,000,000, the Borrower shall have the right to continue all such Advances as, or to Convert all such Advances into, Advances of such Type having such Interest Period.

                (ii) On the date on which the aggregate unpaid principal amount of Advances comprising any Borrowing of Adjusted CD Rate Advances shall be reduced, by payment or prepayment or otherwise, to less than $15,000,000, such Advances shall automatically Convert into Base Rate Advances, and on and after such date the right of the Borrower to Convert such Advances into Adjusted CD Rate Advances shall terminate; provided, however, that if and so long as each such Advance shall be of the same Type and have the same Interest Period as Advances comprising another Borrowing or other Borrowings, and the aggregate unpaid principal amount of all such Advances of all such Borrowings shall equal or exceed $15,000,000, the Borrower shall have the right to continue all such Advances as, or to Convert all such Advances into, Advances of such Type having such Interest Period.

                 SECTION 2.08. Voluntary Conversion of Advances. The Borrower may on any Business Day, upon notice given to the Administrative Agent not later than 11:00 A.M. (x) in the case of a proposed Conversion into LIBOR Advances, on the third Business Day prior to the date of the proposed Conversion, (y) in the case of a proposed Conversion into Adjusted CD Rate Advances, on the first Business Day prior to the date of the proposed Conversion, and (z) in the case of a proposed Conversion into Base Rate Advances, on the date of the proposed Conversion and subject to the limitations in Section 2.02(a) as to the number of permitted Interest Periods and subject to the provisions of Sections 2.07 and 2.11, Convert all Advances of one Type comprising the same Borrowing into Advances of another Type; provided, however, that any Conversion of any LIBOR Advances shall be made on, and only on, the last day of an Interest Period for such LIBOR Advances and that any Conversion of any Adjusted CD Rate Advances shall be made on, and only on, the last day of an Interest Period for such Adjusted CD Rate Advances. Each such notice of a Conversion shall, within the restrictions specified above, specify (i) the date of such Conversion, (ii) the Advances to be Converted and the Type into which they are to be Converted, and (iii) if such Conversion is into Adjusted CD Rate Advances or LIBOR Advances, the duration of the Interest Period for each such Advance.

                 SECTION 2.09. Prepayments. The Borrower may (x) in respect of Adjusted CD Rate Advances, upon at least one Business Day's notice, (y) in respect of LIBOR Advances, upon at least three Business Days' notice, and, (z) in respect of Base Rate Advances, upon notice by 11:00 A.M. on the day of the proposed prepayment, to the Administrative Agent stating the proposed date and aggregate principal amount of the prepayment and the Types of Advances to be prepaid, and in the case of LIBOR Advances or Adjusted CD Rate Advances, the specific Borrowing or Borrowings pursuant to which made, and if such notice is given the Borrower shall, prepay the outstanding principal amounts of the Advances comprising part of the same Borrowing in whole or ratably in part, together with accrued interest to the date of such prepayment on the principal amount prepaid without premium or penalty; provided, however, that (i) each partial prepayment shall be in an aggregate principal amount not less than $10,000,000, and (ii) if the Borrower prepays any Adjusted CD Rate Advance or any LIBOR Advance on any day other than the last day of an Interest Period therefor, the Borrower shall compensate the Banks pursuant to Section 8.04(b).

                 SECTION 2.10. Increased Costs; Capital Adequacy, Etc. (a) If, due to either (i) the introduction of or any change (other than any change by way of imposition or increase of reserve requirements included in the Adjusted CD Rate Reserve Percentage) in or in the interpretation of any law or regulation by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof or (ii) the compliance with any guideline or request from any governmental authority, central bank or comparable agency (whether or not having the force of law), there shall be any increase in the cost to any Bank of agreeing to make or making, funding or maintaining Adjusted CD Rate Advances or LIBOR Advances (other than increased costs described in Section 2.06 or in clause (c) below), then the Borrower shall from time to time, upon demand by such Bank (with a copy of such demand to the Administrative Agent), pay to the Administrative Agent for the account of such Bank additional amounts sufficient to compensate such Bank for such increased cost. A certificate in reasonable detail as to the basis for and the amount of such increased cost, submitted to the Borrower and the Administrative Agent by such Bank, shall be conclusive and binding for all purposes, absent manifest error. Promptly after any Bank becomes aware of any such introduction, change or proposed compliance, such Bank shall notify the Borrower thereof. No Bank shall be permitted to recover increased costs incurred or accrued more than 90 days prior to such notice to the Borrower.

         (b) If the Borrower so notifies the Administrative Agent within five Business Days after any Bank notifies the Borrower of any increased cost pursuant to the provisions of Section 2.10(a), the Borrower shall Convert all Advances of the Type affected by such increased cost of all Banks then outstanding into Advances of another Type in accordance with Section 2.08 and, additionally, reimburse such Bank for such increased cost in accordance with
Section 2.10(a).

         (c) If any Bank shall have determined that, after the date hereof, the adoption of any applicable law, rule or regulation regarding capital adequacy, or any change therein, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by any Bank (or its lending office) with any request or directive regarding capital adequacy (whether or not having the force of law) of any such authority, central bank or comparable agency (except to the extent such request or directive arises as a result of the individual creditworthiness of such
Bank), has the effect of increasing the amount of capital required or expected to be maintained as a result of its Commitment hereunder, such Bank shall have the right to give prompt written notice thereof to the Borrower with a copy to the Administrative Agent, which notice shall show in reasonable detail the calculation of such additional amounts as shall be required to compensate such Bank for the increased cost to such Bank as a result of such increase in capital and shall certify that such costs are generally being charged by such Bank to other similarly situated borrowers under similar credit facilities, which notice shall be conclusive and binding for all purposes, absent manifest error, although the failure to give any such notice shall not, unless such notice fails to set forth the information required above or except as otherwise expressly provided in Section 2.10(d), release or diminish any of the Borrower's obligations to pay additional amounts pursuant to Section 2.10(d).

         (d) Each Bank agrees that, upon giving notice specified in Section 2.10(c), at the request of the Borrower, it will promptly enter into good faith negotiations with the Borrower with respect to the method of reimbursement for the additional costs specified in such notice. No later than 15 days after the date of the giving of any such notice, and assuming the Bank giving same has made itself available for the aforesaid good faith negotiations, the Borrower shall have the option, to be exercised in writing, to (i) compensate such Bank for the specified additional costs on the basis, if any, negotiated between such Bank and the Borrower or (ii) terminate such Bank's Commitment to the extent, and on the terms and conditions, specified in Section 2.10(e), provided that if the Borrower fails to so exercise such option, it shall be deemed to have agreed to reimburse such Bank from time to time on demand the additional costs specified in the Bank's notice delivered pursuant to Section 2.10(c). Notwithstanding the foregoing, the Borrower shall not be obligated to reimburse any Bank pursuant to this Section 2.10(d) or Section 2.10(e) or Section 2.16 for any additional costs under Section 2.10(c) incurred or accruing more than 90 days prior to the date on which such Bank gave the written notice specified in Section 2.10(c).

         (e) In the event that the Borrower has given notice to a Bank pursuant to Section 2.10(d) that it elects to terminate such Bank's Commitment (a copy of which notice shall be sent to the Administrative Agent), such termination shall become effective 15 days thereafter unless such Bank withdraws its request for additional compensation. On the date of the termination of the Commitment of any Bank pursuant to this Section 2.10(e), (x) the Borrower shall deliver notice of the effectiveness of such termination to such Bank and to the Administrative Agent, (y) the Borrower shall pay all amounts owed by the Borrower to such Bank under this Agreement or under the Notes payable to such Bank (including principal of and interest on the Advances owed to such Bank, accrued commitment fees and amounts specified in such Bank's notice delivered pursuant to Section 2.10(c) with respect to the period prior to such termination) and (z) upon the occurrence of the events set forth in (x) and (y), such Bank shall cease to be a "Bank" hereunder for all purposes (except for its obligations under Section 7.07 hereof and the obligations of the Borrower to such Bank under Sections 8.04(a)(ii) and 8.04(c) hereof). The Borrower may elect to terminate a Bank's Commitment pursuant to Section 2.10(d) only if at such time:

                 (i) no Event of Default is then in existence or would be in existence but for requirement that notice be given or time elapse or both;

                (ii) the Borrower has elected, or is then electing, to terminate the Commitments of all Banks which have made similar requests for increased compensation under Section 2.10(c), which requests have not been withdrawn, provided, that requests may be determined by the Borrower to be dissimilar based on the negotiation of materially dissimilar rates of compensation under clause (i) of
         Section 2.10(d); and

               (iii) after giving effect to such termination, there would not have been terminated pursuant to this Section 2.10(e), and not replaced pursuant to Section 2.16, Commitments aggregating more than $100,000,000.

         (f) Each Bank shall use its best efforts (consistent with its internal policies and legal and regulatory restrictions) to select a jurisdiction for its Applicable Lending Office or change the jurisdiction of its Applicable Lending Office, as the case may be, so as to avoid the imposition of any increased costs under this Section 2.10 or to eliminate the amount of any such increased cost which may thereafter accrue; provided that no such selection or change of the jurisdiction for its Applicable Lending Office shall be made if, in the reasonable judgment of such Bank, such selection or change would be disadvantageous to such Bank.

                 SECTION 2.11. Illegality. Notwithstanding any other provision of this Agreement, if the introduction of or any change in or in the interpretation of any law or regulation shall make it unlawful, or any governmental authority, central bank or comparable agency shall assert that it is unlawful, for any Bank or its Eurodollar Lending Office to perform its obligations hereunder to make LIBOR Advances or to continue to fund or maintain LIBOR Advances hereunder, then, on notice thereof and demand therefor by such Bank to the Borrower through the Administrative Agent, (i) the obligation of the Banks to make LIBOR Advances and to Convert Advances into LIBOR Advances shall terminate and (ii) the Borrower shall forthwith Convert all LIBOR Advances of all Banks then outstanding into Advances of another Type in accordance with Section 2.08.

                 SECTION 2.12. Payments and Computations. (a) The Borrower shall make each payment under any Loan Document not later than 11:00 A.M. on the day when due in Dollars to the Administrative Agent at its Payment Office in same day funds. The Administrative Agent will promptly thereafter cause to be distributed like funds relating to the payment of principal or interest or commitment fees ratably (other than amounts payable pursuant to Section 2.06, 2.10, 2.13, 2.16 or 8.04(b)) to the Banks (decreased, as to any Bank, for any taxes withheld in respect of such Bank as contemplated by Section 2.13(b)) for the account of their respective Applicable Lending Offices, and like funds relating to the payment of any other amount payable to any Bank to such Bank for the account of its Applicable Lending Office, in each case to be applied in accordance with the terms of this Agreement.

         (b) All computations of interest based on the Base Rate and of commitment fees shall be made by the Administrative Agent on the basis of a year of 365 or 366 days, as the case may be, and all computations of interest based on the Adjusted CD Rate, the LIBO Rate, or the Federal Funds Rate shall be made by the Administrative Agent, and all computations of interest pursuant to Section 2.06 shall be made by a Bank, on the basis of a year of 360 days, in each case for the actual number of days (including the first day but excluding the last day) occurring in the period for which such interest or commitment fees are payable. Each determination by the Administrative Agent (or, in the case of

Section 2.06, by a Bank) of an interest rate hereunder shall be conclusive and binding for all purposes, absent manifest error.

         (c) Whenever any payment hereunder or under the Notes shall be stated to be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day, and such extension of time shall in such case be included in the computation of payment of interest or commitment fee, as the case may be; provided, however, if such extension would cause payment of interest on or principal of LIBOR Advances to be made in the next following calendar month, such payment shall be made on the next preceding Business Day.

         (d) Unless the Administrative Agent shall have received notice from the Borrower prior to the date on which any payment is due to the Banks hereunder that the Borrower will not make such payment in full, the Administrative Agent may assume that the Borrower has made such payment in full to the Administrative Agent on such date and the Administrative Agent may, in reliance upon such assumption, cause to be distributed to each Bank on such due date an amount equal to the amount then due such Bank. If and to the extent the Borrower shall not have so made such payment in full to the Administrative Agent, each Bank shall repay to the Administrative Agent forthwith on demand such amount distributed to such Bank together with interest thereon, for each day from the date such amount is distributed to such Bank until the date such Bank repays such amount to the Administrative Agent, at the Federal Funds Rate.

         (e) Each repayment by the Borrower of the unpaid principal of and accrued interest on each Advance owing to each Bank (including any prepayment pursuant to Section 2.09) shall, if such repayment is a repayment of less than all of the unpaid principal of and accrued interest on such Advance, be applied 50% to the Series A Note evidencing such Advance and 50% to the Series B Note evidencing such Advance.

                 SECTION 2.13. Taxes. (a) Any and all payments by the Borrower hereunder or under the Notes shall be made, in accordance with Section 2.12, free and clear of and without deduction for any and all present or future taxes, levies, imposts, deductions, charges, fees, duties or withholdings, and all liabilities with respect thereto, excluding, in the case of each Bank and the Administrative Agent, (1) taxes imposed on its income, and franchise taxes imposed on it, by the jurisdiction under the laws of which such Bank or Administrative Agent (as the case may be) is organized or any political subdivision thereof and, in the case of each Bank, taxes imposed on its income, and franchise taxes imposed on it, by the jurisdiction of such Bank's Applicable Lending Office or any political subdivision thereof and (2) any taxes imposed by the United States of America by means of withholding at the source if and to the extent that such taxes shall be in effect and shall be applicable, on the date hereof, to payments to be made to such Bank or the Administrative Agent (all such non-excluded taxes, levies, imposts, deductions, charges, fees, duties, withholdings and liabilities being hereinafter referred to as "Taxes"). If the Borrower shall be required by law to deduct any Taxes from or in respect of any sum payable hereunder or under any Note to any Bank or the Administrative Agent, (i) the sum payable shall be increased as may be necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 2.13) such Bank or the Administrative Agent (as the case may be) receives an amount equal to the sum it would have received had no such deductions been made, (ii) the Borrower shall make such deductions and (iii) the Borrower shall pay the full amount deducted to the relevant taxation authority or other authority in accordance with applicable law.

         (b) Notwithstanding anything to the contrary contained in this Agreement, each of the Borrower and the Administrative Agent shall be entitled, to the extent it is required to do so by law, to deduct or withhold income or other similar taxes imposed by the United States of America from interest, fees or other amounts payable hereunder for the account of any Bank (without the payment by the Borrower of increased amounts to such Bank pursuant to clause
(a) above) other than a Bank (i) which is a domestic corporation (as such term is defined in Section 7701 of the Code) for federal income tax purposes or (ii) which has the Prescribed Forms on file with the Borrower and the Administrative Agent for the applicable year to the extent deduction or withholding of such taxes is not required as a result of the filing of such Prescribed Forms, provided that if the Borrower shall so deduct or withhold any such taxes, it shall provide a statement to the Administrative Agent and such Bank, setting forth the amount of such taxes so deducted or withheld, the applicable rate and any other information or documentation which such Bank or the Administrative Agent may reasonably request for assisting such Bank or the Administrative Agent to obtain any allowable credits or deductions for the taxes so deducted or withheld in the jurisdiction or jurisdictions in which such Bank is subject to tax.

         (c) In addition, the Borrower agrees to pay any present or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies which arise from any payment made hereunder or under the Notes or from the execution, delivery or registration of, or otherwise with respect to, this Agreement or the Notes (hereinafter referred to as "Other Taxes").

         (d) The Borrower, to the fullest extent permitted by law, will indemnify each Bank and the Administrative Agent for the full amount of Taxes or Other Taxes (including, without limitation, any Taxes or Other Taxes imposed by any jurisdiction on amounts payable under this Section 2.13) paid by such Bank or the Administrative Agent (as the case may be) and any liability (including penalties, interest and expenses) arising therefrom or with respect thereto except as a result of the gross negligence or willful misconduct of such Bank or Administrative Agent, whether or not such Taxes or Other Taxes were correctly or legally asserted. This indemnification shall be made within 30 days from the date such Bank or the Administrative Agent (as the case may be) makes written demand therefor. No Bank nor the Administrative Agent shall be indemnified for Taxes incurred or accrued more than 90 days prior to the date that such Bank or the Administrative Agent notifies the Borrower thereof.

         (e) Within 30 days after the date of any payment of Taxes by or at the direction of the Borrower, the Borrower will furnish to the Administrative Agent, at its address referred to in Section 8.02, the original or a certified copy of a receipt evidencing payment thereof. Should any Bank or the Administrative Agent ever receive any refund, credit or deduction from any taxing authority to which such Bank or the Administrative Agent would not be entitled but for the payment by the Borrower of Taxes as required by Section 2.13 (it being understood that the decision as to whether or not to claim, and if claimed, as to the amount of any such refund, credit or deduction shall be made by such Bank or the Administrative Agent in its sole discretion), such Bank or the Administrative Agent, as the case may be, thereupon shall repay to the Borrower an amount with respect to such refund, credit or deduction equal to any net reduction in taxes actually obtained by such Bank or the Administrative Agent, as the case may be, and determined by such Bank or the Administrative Agent, as the case may be, to be attributable to such refund, credit or deduction.

         (f) Each Bank shall use its best efforts (consistent with its internal policies and legal and regulatory restrictions) to select a jurisdiction for its Applicable Lending Office or change the jurisdiction of its Applicable Lending Office, as the case may be, so as to avoid the imposition of any Taxes or Other Taxes or to eliminate the amount of any such additional amounts which may thereafter accrue; provided that no such selection or change of the jurisdiction for its Applicable Lending Office shall be made if, in the reasonable judgment of such Bank, such selection or change would be disadvantageous to such Bank.

         (g) Without prejudice to the survival of any other agreement of the Borrower hereunder, the agreements and obligations of the Borrower contained in this Section 2.13 shall survive the payment in full of principal and interest hereunder and under the Notes.

                 SECTION 2.14. Sharing of Payments, Etc. If any Bank shall obtain any payment (whether voluntary, involuntary, through the exercise of any right of set-off, or otherwise) on account of the Advances made by it (other than pursuant to Section 2.06, 2.10, 2.13, 2.16 or 8.04(b)) in excess of its ratable share of payments on account of the Advances obtained by all the Banks, such Bank shall forthwith purchase from the other Banks such participations in the Advances made by them as shall be necessary to cause such purchasing Bank to share the excess payment ratably with each of them, provided, however, that if all or any portion of such excess payment is thereafter recovered from such purchasing Bank, such purchase from each Bank shall be rescinded and such Bank shall repay to the purchasing Bank the purchase price to the extent of its ratable share (according to the proportion of (i) the amount of the participation purchased from such Bank as a result of such excess payment to
(ii) the total amount of such excess payment) of such recovery together with an amount equal to such Bank's ratable share (according to the proportion of (i) the amount of such Bank's required repayment to (ii) the total amount so recovered from the purchasing Bank) of any interest or other amount paid or payable by the purchasing Bank in respect of the total amount so recovered.
The Borrower agrees that any Bank so purchasing a participation from another Bank pursuant to this Section may, to the fullest extent permitted by law, exercise all its rights of payment (including the right of set-off) with respect to such participation as fully as if such Bank were the direct creditor of the Borrower in the amount of such participation.

                 SECTION 2.15. Ratable Reduction or Termination of the Commitments. The Borrower shall have the right, upon at least three Business Days' notice to the Administrative Agent, to terminate in whole or reduce ratably in part the unused portions of the respective Commitments of the Banks (with the signature pages hereto deemed amended to reflect same), provided that each partial reduction shall be in the aggregate amount of at least $10,000,000 and shall be in integral multiples of $5,000,000.

                 Section 2.16. Replacement of Bank. In the event that any Bank shall claim payment of any increased costs pursuant to Section 2.10 or any Taxes, Other Taxes or additional amounts pursuant to Section 2.13, the Borrower shall have the right, if no Event of Default then exists or would exist but for the requirement that notice be given or time elapse or both, to replace such Bank with another commercial bank or other financial institution; provided that such replacement commercial bank or other financial institution, (i) if it is not a Bank, shall be reasonably acceptable to the Administrative Agent, (ii) shall unconditionally offer in writing (with a copy to the Administrative Agent) to purchase all of such Bank's rights hereunder and interest in the Advances owing to such Bank and the Notes held by such Bank without recourse or warranty (other than a warranty as to the outstanding principal amount of such Notes and the amount of interest and fees accrued thereon) at the principal amount of such Notes plus interest and fees accrued thereon to the date of such purchase on a date therein specified, and (iii) shall execute and deliver to the Administrative Agent a document satisfactory to the Administrative Agent pursuant to which such replacement commercial bank or other financial institution becomes a party hereto with a Commitment equal to that of the Bank being replaced, which document, if such replacement commercial bank or other financial institution is not already a Bank, shall (among other matters) specify the Address For Notices, CD Lending Office, Domestic Lending Office and Eurodollar Lending Office of such replacement commercial bank or other financial institution. Upon satisfaction of the requirements set forth in the first sentence of this Section 2.16, acceptance of such offer to purchase by the Bank to be replaced, payment to such Bank of the purchase price in immediately available funds, and the payment by the Borrower of all requested costs accruing to the date of purchase which the Borrower is obligated to pay under Section 8.04 and all other amounts owed by the Borrower to such Bank (other than the principal of and interest on the Advances of such Bank purchased by the replacement commercial bank or other financial institution), the replacement commercial bank or other financial institution shall constitute a "Bank" hereunder with a Commitment as so specified and the Bank being so replaced shall no longer constitute a "Bank" hereunder (with the signature pages being amended to reflect same). If, however, (x) a Bank accepts such an offer and such commercial bank or other financial institution fails to purchase such rights and interest on such specified date in accordance with the terms of such offer, the Borrower shall continue to be obligated to pay the increased costs to such Bank pursuant to Section 2.10 or the Taxes, Other Taxes or additional amounts pursuant to Section 2.13, as the case may be, or (y) the Bank proposed to be replaced fails to accept such purchase offer, the Borrower shall not be obligated to pay to such Bank such increased costs or additional amounts incurred or accrued from and after the date of such purchase offer.

                 Section 2.17. Survival. This Agreement and the Notes shall be reinstated with respect to the Borrower if at any time payment by the Borrower with respect to any Notes is rescinded or must otherwise be returned by the Administrative Agent, any of the Banks, Enron or Sonat, as the case may be, upon the insolvency, bankruptcy or reorganization of Enron, Sonat or the Borrower, all as though such payment had not been made.


                                  ARTICLE III

                             CONDITIONS TO ADVANCES

                 SECTION 3.01. Initial Conditions Precedent. The obligation of each Bank to make Advances pursuant to the terms and conditions of this Agreement is subject to the conditions precedent that the fees provided for in
Section 2.03(b) hereof shall have been paid and that the Administrative Agent shall have received the following, each dated on or before the date of the initial Advance hereunder (unless otherwise specified below), in form and substance satisfactory to the Administrative Agent:

                 (a) The Notes, dated the date of this Agreement, to the order of the Banks, respectively.

                 (b) Each Note Purchase Agreement, dated the date of this Agreement, executed by each party thereto (which execution may be in counterparts).

                 (c) Certified copies of the resolutions of the Board of Directors of the Borrower approving this Agreement, each Note and each Notice of Borrowing, each Note Purchase Agreement, and of all documents evidencing other necessary corporate action and governmental approvals, if any, with respect to each such Loan Document and certified copies of the restated certificate of incorporation and bylaws of the Borrower.

                 (d) A certificate of the Secretary or an Assistant Secretary of the Borrower certifying the names and true signatures of the officers of the Borrower authorized to sign each Loan Document to which it is a party and the other documents to be delivered by the Borrower hereunder.

                 (e) Certified copies of the resolutions of the Board of Directors of Enron approving the Enron Note Purchase Agreement and of all documents evidencing other necessary corporate action and governmental approvals, if any, with respect to the Enron Note Purchase Agreement, and certified copies of the restated certificate of incorporation and bylaws of Enron.

                 (f) A certificate of the Secretary or an Assistant Secretary of Enron certifying the names and true signatures of the officers of Enron authorized to sign the Enron Note Purchase Agreement, and other documents to be delivered by Enron hereunder.

                 (g) Certified copies of the resolutions of the Board of Directors of Sonat approving the Sonat Note Purchase Agreement and of all documents evidencing other necessary corporate action and governmental approvals, if any, with respect to the Sonat Note Purchase Agreement, and certified copies of the restated certificate of incorporation and bylaws of Sonat.

                 (h) A certificate of the Secretary or an Assistant Secretary of Sonat certifying the names and true signatures of the officers of Sonat authorized to sign the Sonat Note Purchase Agreement, and other documents to be delivered by Sonat hereunder.

                 (i) A favorable opinion of Vinson & Elkins L.L.P., counsel for the Borrower, dated the date of the initial Advance, to be delivered to, and for the benefit of, the Banks, the Managing Agents and the Administrative Agent, at the express instruction of the Borrower, substantially in the form of Exhibit 3.01-A hereto and as to such other matters as any Bank through the Administrative Agent may reasonably request.

                 (j) A favorable opinion of Vinson & Elkins L.L.P., counsel for Enron in connection with the Enron Note Purchase Agreement, dated the date of the initial Advance, to be delivered to, and for the benefit of, the Banks, the Managing Agents and the Administrative Agent, at the express instruction of Enron, in substantially the form of Exhibit 3.01-B hereto and as to such other matters as any Bank through the Administrative Agent may reasonably request.

                 (k) A favorable opinion of James V. Derrick, Jr., Senior Vice President and General Counsel of Enron, dated the date of the initial Advance, to be delivered to, and for the benefit of, the Banks, the Managing Agents and the Administrative Agent, at the express instruction of Enron, in substantially the form of Exhibit 3.01-C hereto and as to such other matters as any Bank through the Administrative Agent may reasonably request.

                 (l) A favorable opinion of Vinson & Elkins L.L.P., counsel for Sonat in connection with the Sonat Note Purchase Agreement, dated the date of the initial Advance, to be delivered to, and for the benefit of, the Banks, the Managing Agents and the Administrative Agent, at the express instruction of Sonat, in substantially the form of Exhibit 3.01-D hereto and as to such other matters as any Bank through the Administrative Agent may reasonably request.

                 (m) A favorable opinion of Beverley T. Krannich, Vice President and Secretary of Sonat, as counsel for Sonat, dated the date of the initial Advance, to be delivered to, and for the benefit of, the Banks, the Managing Agents and the

         Administrative Agent, at the express instruction of Sonat, in substantially the form of Exhibit 3.01-E hereto and as to such other matters as any Bank through the Administrative Agent may reasonably request.

                 (n) A favorable opinion of Andrews and Kurth L.L.P., counsel for the Managing Agents, dated the date of the initial Advance, to be delivered to, and for the benefit of, the Banks, and the Administrative Agent and the Managing Agents, at the express instruction of the Managing Agents, substantially in the form of
         Exhibit 3.01-F hereto.

                 (o) A budget prepared by the Borrower or FGT for the Phase III Expansion construction program.

                 (p) A letter from CT Corporation System accepting appointment as the designee, appointee and agent of the Borrower and Enron pursuant to, respectively, (i) Section 8.10 hereof, and (ii)
         Section 7.11 of the Enron Note Purchase Agreement.

                 SECTION 3.02. Additional Conditions Precedent to Each Advance. The obligation of each Bank to make any Advance shall be subject to the additional conditions precedent that on the date of such Advance (a) the following statements shall be true (and each of the giving of the applicable Notice of Borrowing and the acceptance by the Borrower of the proceeds of such Advance shall constitute a representation and warranty by the Borrower that on the date of such Advance such statements are true):

                 (i)      The representations and warranties contained in
         Section 4.01 of this Agreement are correct on and as of the date of such Advance (unless stated to relate solely to an earlier date, in which case such representations are true and correct as of such earlier date), before and after giving effect to such Advance and the Borrowing of which such Advance is a part and to the application of the proceeds therefrom, as though made on and as of such date, and

                (ii) No event has occurred and is continuing, or would result from such Advance or the Borrowing of which such Advance is a part or from the application of the proceeds therefrom, which constitutes an Event of Default (other than an Enron Event of Default or a Sonat Event of Default) or would constitute an Event of Default (other than an Enron Event of Default or a Sonat Event of Default) but for the requirement that notice be given or time elapse or both,

(b) the following statements shall be true (and the acceptance by the Borrower of the proceeds of such Advance shall constitute a representation and warranty of Enron and Sonat pursuant to their respective Note Purchase Agreements that on the date of such Advance such statements are true):

                 (i)      The representations and warranties contained in
         Section 4.01 of the Sonat Note Purchase Agreement, in the case of Sonat, and in Section 4.01 of the

         Enron Note Purchase Agreement, in the case of Enron, are correct on and as of the date of such Advance (unless stated to relate solely to an earlier date, in which case such representations are true and correct as of such earlier date), before and after giving effect to such Advance and the Borrowing of which such Advance is a part and to the application of the proceeds therefrom, as though made on and as of such date, and

                 (ii) No event has occurred and is continuing, or would result from such Advance or the Borrowing of which such Advance is part or from the application of the proceeds therefrom, which constitutes an Enron Event of Default, in the case of Enron, or a Sonat Event of Default, in the case of Sonat, or would constitute an Enron Event of Default or a Sonat Event of Default but for the requirement that notice be given or time elapse or both, and

(c) the Administrative Agent shall have received such other approvals, opinions or documents as any Bank through the Administrative Agent may reasonably request.


                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES

                 SECTION 4.01. Representations and Warranties of the Borrower. The Borrower represents and warrants as follows:

                 (a) The Borrower and each of its Subsidiaries are corporations duly incorporated, validly existing and in good standing in each case under the laws of its jurisdiction of incorporation. The Borrower and each of its Subsidiaries have all corporate powers and all material governmental licenses, authorizations, consents and approvals required in each case to carry on its business as now conducted.

                 (b) The execution, delivery and performance by the Borrower of each Loan Document to which it is or will be a party are within the Borrower's corporate powers, have been duly authorized by all necessary corporate action of the Borrower, require, in respect of the Borrower, no action by or in respect of, or filing with, any governmental body, agency or official and do not contravene, or constitute a default under, any provision of law or regulation (including, without limitation, Regulation X issued by the Federal Reserve Board) applicable to the Borrower or any of its Subsidiaries or Regulation U issued by the Federal Reserve Board or the restated certificate of incorporation or bylaws of the Borrower or any judgment, injunction, order, decree or material ("material" for the purposes of this representation meaning creating a liability of $15,000,000 or more) agreement binding upon the Borrower or any of its Subsidiaries or result in the creation or imposition of any Lien on any asset of the Borrower or any of its Subsidiaries.

                 (c) This Agreement and each Note are, and each other Loan Document to which the Borrower is or will be a party, when executed and delivered in accordance with this Agreement will be legal, valid and binding obligations of the Borrower enforceable against the Borrower in accordance with their respective terms, except as the enforceability thereof may be limited by the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally and by general principles of equity.

                 (d) The audited Consolidated balance sheet of each of the Borrower and FGT as of December 31, 1992 and the related audited Consolidated statements of income, cash flows and changes in stockholders' equity accounts of each of the Borrower and FGT for the fiscal year then ended and the unaudited Consolidated balance sheet of each of the Borrower and FGT as of September 30, 1993 and the related unaudited Consolidated statements of income, cash flows and changes in stockholders' equity accounts of each of the Borrower and FGT for the fiscal quarter then ended, certified by the respective chief financial or accounting officer of the Borrower or FGT, copies of which have been delivered to each of the Banks, fairly present, in conformity with GAAP except as otherwise expressly noted therein, the Consolidated financial position of each of the Borrower and FGT as of such dates and their respective Consolidated results of operations and changes in financial position for such fiscal periods, subject (in the case of the unaudited balance sheet and statements) to changes resulting from audit and normal year-end adjustments.

                 (e) Since December 31, 1992 there has been no material adverse change in the business, Consolidated financial position or Consolidated results of operations of the Borrower and its Subsidiaries, considered as a whole.

                 (f) Except as disclosed in a letter dated the date hereof from the Vice President and General Counsel of the Borrower to the Banks, the Managing Agents and the Administrative Agent, there is no action, suit or proceeding pending against the Borrower or any of its Subsidiaries, or to the knowledge of the Borrower threatened against the Borrower or any of its Subsidiaries, before any court or arbitrator or any governmental body, agency or official in which there is a reasonable possibility of an adverse decision which could materially adversely affect the business, Consolidated financial position or Consolidated results of operations of the Borrower and its Consolidated Subsidiaries taken as a whole or which in any manner draws into question the validity of this Agreement or any other Loan Document to which the Borrower is or will be a party.

                 (g) United States federal income tax returns of the Borrower and its Subsidiaries have been examined and closed through the fiscal year ended December 31, 1989. The Borrower and its Subsidiaries have filed or caused to be filed all United States federal income tax returns and all other material domestic tax returns which to the knowledge of the Borrower are required to be filed by them and have paid or provided for the payment, before the same become delinquent, of all taxes due pursuant to such returns or pursuant to any assessment received by the Borrower or any Subsidiary of the Borrower, other than those taxes contested in good faith by appropriate proceedings. The charges, accruals and reserves on the books of the Borrower and its Subsidiaries in respect of taxes are, in the opinion of the Borrower, adequate to the extent required by GAAP.

                 (h) Neither the Borrower nor any of its Subsidiaries is an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

                 (i) Neither the Borrower nor any of its Subsidiaries is a "holding company", a "subsidiary company" of a "holding company", an "affiliate" of a "holding company", or an "affiliate" of a "subsidiary company" of a "holding company", in each case as such terms are defined in the Public Utility Holding Company Act of 1935, as amended.

                 (j) Following application of the proceeds of each Advance, not more than 25 percent of the value of the assets (either of the Borrower only or of the Borrower and its Subsidiaries on a Consolidated basis), which are subject to any arrangement with the Administrative Agent or any Bank (herein or otherwise) whereby the Borrower's or any Subsidiary's right or ability to sell, pledge or otherwise dispose of assets is in any way restricted, will be margin stock (within the meaning of Regulation U issued by the Federal Reserve Board).

                 (k) On the date of this Agreement, the Borrower is the owner beneficially and of record directly or indirectly of 100% of the outstanding capital stock having ordinary voting power of FGT and its other Subsidiaries.

                                   ARTICLE V

                           COVENANTS OF THE BORROWER

                 SECTION 5.01. Affirmative Covenants. The Borrower covenants and agrees that so long as any Note shall remain unpaid or any Bank shall have any Commitment hereunder, the Borrower will, unless the Majority Banks shall otherwise consent in writing:

                 (a)      Reporting Requirements.  Furnish to the
         Administrative Agent (with a copy for each Bank):

                          (i) as soon as available and in any event within 60 days after the end of each of the first three fiscal quarters of each fiscal year of each of the Borrower and FGT, Consolidated balance sheets of each of the Borrower and FGT as of the end of such fiscal quarter and Consolidated statements of income and retained earnings and cash flow of each of the Borrower and FGT for such fiscal quarter and for the period commencing at the end of the previous fiscal year and ending with the end of such fiscal quarter, certified by the respective chief financial or accounting officer of the Borrower and FGT;

                          (ii) as soon as available and in any event within 120 days after the end of each fiscal year of each of the Borrower and FGT, a copy of the Consolidated balance sheets of each of the Borrower and FGT as at the end of such fiscal year and Consolidated statements of income and retained earnings and cash flow of each of the Borrower and FGT for such fiscal year, in each case audited by independent public accountants of recognized national standing;

                          (iii) simultaneously with the delivery of the financial statements referred to in clauses (i) and (ii) above, (x) a quarterly management discussion and analysis of the Borrower, and (y) a quarterly management report prepared by the Borrower or FGT describing the progress of the Phase III construction program;

                          (iv) simultaneously with the delivery of the financial statements referred to in clauses (i) and (ii) above, a certificate of the respective chief financial or accounting officer of the Borrower or FGT, in a form acceptable to the Administrative Agent, stating whether there exists on the date of such certificate any Event of Default (other than an Enron Event of Default or a Sonat Event of Default) or event which, with the giving of notice or lapse of time, or both, would constitute an Event of Default (other than an Enron Event of Default or a Sonat Event of Default), and, if so, setting forth the details thereof and the action which the Borrower has taken and proposes to take with respect thereto;

                          (v) as soon as possible and in any event within five days after an executive officer of the Borrower having obtained knowledge thereof, notice of the occurrence of any Event of Default (other than an Enron Event of Default or a Sonat Event of Default) or any event which, with the giving of notice or lapse of time, or both, would constitute an Event of Default (other than an Enron Event of Default or a Sonat Event of Default), continuing on the date of such notice, and a statement of the chief financial officer of the Borrower setting forth details of such Event of Default or event and the action which the Borrower has taken and proposes to take with respect thereto;

                          (vi) promptly after the sending or filing thereof, copies of all reports and registration statements, if any, which the Borrower files with the Securities and Exchange Commission or any national securities exchange; and

                          (vii) such other material information respecting the condition or operations, financial or otherwise, of the Borrower and its Consolidated

                 Subsidiaries as any Bank through the Administrative Agent may from time to time reasonably request.

         (b) Compliance with Laws, Etc. Comply, and cause each of its Subsidiaries to comply, with all applicable laws, rules, regulations and orders to the extent noncompliance therewith would have a material adverse effect on the Borrower and its Subsidiaries taken as a whole, such compliance to include, without limitation, compliance with environmental laws and the paying before the same become delinquent of all taxes, assessments and governmental charges imposed upon it or upon its property except to the extent contested in good faith.

         (c) Use of Proceeds. Use the proceeds of each Advance (either directly or by making such proceeds available to or for the use of FGT), solely to provide for interim construction and bridge financing of the Phase III Expansion and for the general corporate purposes of FGT related thereto.

         (d) Preservation of Corporate Existence, Etc. Preserve and maintain, and cause each of its Subsidiaries to preserve and maintain, its corporate existence, rights (charter and statutory), and franchises; provided, however, that this Section 5.01(d) shall not apply to any transactions permitted by Section 5.02(a) and shall not prevent the termination of existence, rights and franchises of any Subsidiary of the Borrower pursuant to any merger or consolidation to which such Subsidiary is a party, and provided, further, that the Borrower or any of its Subsidiaries shall not be required to preserve any right or franchise if the Borrower or such Subsidiary shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Borrower or such Subsidiary as the case may be, and that the loss thereof is not disadvantageous in any material respect to the Banks.

         (e) Ownership of FGT. Own at all times at least 51% of the outstanding capital stock of FGT having ordinary voting power free and clear of all Liens other than Liens permitted pursuant to Section 5.02(d) hereof.

         (f) Visitation Rights. At any reasonable time and from time to time, after reasonable notice, permit the Administrative Agent or any of the Banks or any agents or representatives thereof, to examine the records and books of account of and visit the properties of, the Borrower and its Subsidiaries and to discuss the affairs, finances and accounts of the Borrower and any of its Subsidiaries with any of their respective officers or directors.

                 SECTION 5.02. Negative Covenants. So long as any Note shall remain unpaid or any Bank shall have any Commitment hereunder, the Borrower will not at any time, without the written consent of the Majority Banks:

         (a) Mergers, Etc. Merge or consolidate with or into, any Person, unless (i) the Borrower is the survivor or (ii) the surviving Person, if not the Borrower, is organized under the laws of the United States or a state thereof and assumes all obligations of the Borrower under the Agreement, provided, in each case that immediately after giving effect to such proposed transaction, no Event of Default or event which, with the giving of notice or the lapse of time, or both, would constitute an Event of Default would exist or result.

         (b) Restricted Payments. During any period of time that an Enron Event of Default or a Sonat Event of Default is continuing, pay or declare any dividend on any class of its stock or make any other distribution on any class of its stock, or redeem, purchase or otherwise acquire, directly or indirectly, any class of its stock.

         (c) Business Activities. Engage in any business (or permit any of its Subsidiaries to engage in any business) except the general lines of business the Borrower and its Subsidiaries, collectively, are engaged in on the date hereof, and such activities as may be incidental or related thereto.

         (d) Liens. Create, incur, or assume any Lien upon any of its properties or assets, whether now or hereafter acquired, in each case to secure the payment of money borrowed, unless (x) the prior written consent of the Majority Banks has been obtained to the creation, incurrence, or assumption of such Lien, or (y) the Borrower shall have made effective provision whereby the Notes will be secured by such Lien equally and ratably with any and all other indebtedness for money borrowed thereby secured as long as such other indebtedness for money borrowed shall be so secured; provided, however, this
Section 5.02(d) shall not apply to Excepted Liens. This Section 5.02(d) shall apply only to Liens on the property or assets of the Borrower, and shall not apply to Liens on the property or assets of FGT, any other Subsidiary of the Borrower or any other Person.


                                   ARTICLE VI

                               EVENTS OF DEFAULT

                 SECTION 6.01. Events of Default. If any of the following events ("Events of Default") shall occur and be continuing:

         (a) The Borrower shall fail to pay (i) any principal on any Note when due and payable or (ii) any interest on any Note for more than five days after such interest becomes due and payable or (iii) the commitment fee set forth in Section 2.03(a) herein for more than 15 days after such fee becomes due and payable; or

         (b) Any representation or warranty made by the Borrower (or any of its officers) (including representations and warranties deemed made pursuant to
Section 3.02) under or in connection with any Loan Document shall prove to have been incorrect in any material respect when made or deemed made and such materiality is continuing; or

         (c) The Borrower shall fail to perform or observe any term, covenant or agreement contained in Section 5.02 or shall fail to perform or observe any other term, covenant or agreement contained in any Loan Document on its part to be performed or observed if, in the case of such other term, covenant or agreement, such failure shall remain unremedied for 30 days after written notice thereof shall have been given to the Borrower by the Administrative Agent at the request of any Bank; or

         (d) (i) The Borrower or any of its Subsidiaries shall fail to pay any principal of or premium or interest on any indebtedness for money borrowed which is outstanding in the principal amount of at least $15,000,000 in the aggregate, of the Borrower or such Subsidiary (as the case may be), when the same becomes due and payable (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise), and such failure shall continue after the applicable grace period, if any, specified in the agreement or instrument relating to such indebtedness, (ii) any other event shall occur or condition shall exist under any agreement or instrument relating to indebtedness for money borrowed of the Borrower or any of its Subsidiaries outstanding in the principal amount of at least $15,000,000 in the aggregate, and shall continue after the applicable grace period, if any, specified in such agreement or instrument, if the effect of such event or condition is to accelerate the maturity of such indebtedness, or (iii) any indebtedness for money borrowed of the Borrower or any of its Subsidiaries outstanding in the principal amount of at least $15,000,000 in the aggregate, shall be declared to be due and payable, or required to be prepaid (other than by a regularly scheduled required prepayment or as a result of the giving of notice of a voluntary prepayment), prior to the stated maturity thereof; or

         (e) The Borrower or any of its Subsidiaries shall generally not pay its debts as such debts become due, or shall admit in writing its inability to pay its debts generally, or shall make a general assignment for the benefit of creditors; or any proceeding shall be instituted by or against the Borrower or any of its Subsidiaries seeking to adjudicate it as bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee or other similar official for it or for any substantial part of its property and, in the case of any such proceeding instituted against it (but not instituted by it), shall remain undismissed or unstayed for a period of 60 consecutive days; or the Borrower or any of its Subsidiaries shall take any corporate action to authorize any of the actions set forth above in this subsection (e); or

         (f) Any judgment, decree or order for the payment of money in excess of $15,000,000 shall be rendered against the Borrower or any of its Subsidiaries and remains unsatisfied and either (i) enforcement proceedings shall have been commenced by any creditor upon such judgment, decree or order or (ii) there shall be any period of 60 consecutive days during which a stay of enforcement of such judgment, decree or order, by reason of a pending appeal or otherwise, shall not be in effect; or

         (g) Any material provision of this Agreement, the Notes or the other Loan Documents to which the Borrower is a party, after execution and delivery hereof, shall for any reason cease to be valid and binding on the Borrower, or the Borrower shall contest the validity or enforceability of this Agreement, the Notes or such other Loan Documents or so state in writing; or

         (h) The Enron Note Purchase Agreement ceases to be in effect or the validity or enforceability thereof is contested by any Person or the Sonat Note Purchase Agreement ceases to be in effect or the validity or enforceability thereof is contested by any Person; or

         (i)     an Enron Event of Default; or

         (j)     a Sonat Event of Default;

then, and in any such event, the Administrative Agent (i) shall at the request, or may with the consent, of the Majority Banks, by notice to the Borrower, declare the obligation of each Bank to make Advances to be terminated, whereupon the same shall forthwith terminate, (ii) shall at the request, or may with the consent, of the Majority Banks, by notice to the Borrower, declare the Notes, all interest thereon and all other amounts payable under this Agreement to be forthwith due and payable, whereupon the Notes, all such interest and all such amounts shall become and be forthwith due and payable, without presentment, demand, protest, notice of intent to accelerate or further notice of any kind, all of which are hereby expressly waived by the Borrower, (iii) shall at the request, or may with the consent, of the Majority Banks exercise all remedies available to the Banks hereunder, and (iv) further, if such event constitutes a Note Purchase Event under either the Enron Note Purchase Agreement or the Sonat Note Purchase Agreement, shall at the request, or may with the consent, of the Majority Banks exercise all remedies available to the Banks under the Enron Note Purchase Agreement or the Sonat Note Purchase Agreement or both, in accordance with the provisions of such Note Purchase Agreements; provided, however, that in the event of an actual or deemed entry of an order for relief with respect to the Borrower, Enron, or Sonat under the Bankruptcy Code, (A) the obligation of each Bank to make its Advances shall automatically be terminated and (B) the Notes, all such interest and all such amounts due under such Notes and under this Agreement shall automatically become and be due and payable, without presentment, demand, protest or any notice of any kind, all of which are hereby expressly waived by the Borrower; and provided, further that upon the tender of any Series A Notes to Enron for purchase in accordance with the provisions of the Enron Note Purchase Agreement or the tender of any Series B Notes to Sonat for purchase in accordance with the provisions of the Sonat Note Purchase Agreements, the obligation of each Bank to make Advances hereunder shall automatically terminate.

                                  ARTICLE VII

                            THE ADMINISTRATIVE AGENT

                 SECTION 7.01. Authorization and Action. Each Bank hereby appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers under the Loan Documents as are delegated to the Administrative

Agent, by the terms hereof and thereof, together with such powers as are reasonably incidental thereto. As to any matters not expressly provided for by the Loan Documents (including, without limitation, enforcement or collection of the Notes), the Administrative Agent shall not be required to exercise any discretion or take any action, but shall be required to act or to refrain from acting (and shall be fully protected in so acting or refraining from acting) upon the instructions of holders of the Majority Banks, and such instructions shall be binding upon all Banks and all holders of Notes; provided, however, that the Administrative Agent shall not be required to take any action which exposes the Administrative Agent to personal liability or which is contrary to any Loan Document or applicable law and shall not be required to initiate or conduct any litigation or other proceedings. The Administrative Agent agrees to give to each Bank prompt notice of each notice given to it by the Borrower, Enron or Sonat pursuant to the terms of this Agreement or any other Loan Document.

                 SECTION 7.02. Agent's Reliance, Etc. Neither the Administrative Agent nor any of its directors, officers, agents or employees shall be liable for any action taken or omitted to be taken by it or them under or in connection with any Loan Document, except for its or their own gross negligence or willful misconduct. The duties of the Administrative Agent shall be mechanical and administrative in nature; the Administrative Agent shall not have, by reason of this Agreement or any other Loan Document a fiduciary relationship in respect of any Bank or the holder of any Note; and nothing in this Agreement or any other Loan Document, expressed or implied, is intended or shall be so construed as to impose upon the Administrative Agent any obligations in respect of this Agreement or any other Loan Document except as expressly set forth herein. Without limitation of the generality of the foregoing, the Administrative Agent: (i) may treat the payee of any Note as the holder thereof until the Administrative Agent receives written notice of the assignment or transfer thereof signed by such payee and in form satisfactory to the Administrative Agent; (ii) may consult with legal counsel (including counsel for the Borrower), independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken in good faith by it in accordance with the advice of such counsel, accountants or experts; (iii) makes no warranty or representation to any Bank and shall not be responsible to any Bank for any statements, warranties or representations made in or in connection with any Loan Document; (iv) shall not have any duty to ascertain or to inquire as to the performance or observance of any of the terms, covenants or conditions of any Loan Document on the part of the Borrower or to inspect the property (including the books and records) of the Borrower; (v) shall not be responsible to any Bank for the due execution, legality, validity, enforceability, genuineness, sufficiency or value of any Loan Document or any other instrument or document furnished pursuant hereto; and (vi) shall incur no liability under or in respect of any Loan Document by acting upon any notice, consent, certificate or other instrument or writing (which may be by telecopier, telegram, cable or telex) believed by it to be genuine and signed or sent by the proper party or parties.

                 SECTION 7.03. Administrative Agent and Its Affiliates. With respect to its Commitment, the Advances made by it and the Notes issued to it, each Bank which is also the Administrative Agent or a branch or affiliate of the Administrative
Agent shall have the same rights and powers under the Loan Documents as any other Bank and may exercise the same as though it were not the Administrative Agent or such branch or affiliate; and the term "Bank" or "Banks" shall, unless otherwise expressly indicated, include any Bank serving as the Administrative Agent in its individual capacity. Any Bank serving as the Administrative Agent and its affiliates may accept deposits from, lend money to, act as trustee under indentures of, and generally engage in any kind of business with, the Borrower, Enron, Sonat, or any of their respective Subsidiaries or affiliates, and any Person who may do business with or own securities of the Borrower, Enron, Sonat, or any of their respective Subsidiaries or affiliates, all as if such Bank were not the Administrative Agent and without any duty to account therefor to the Banks.

                 SECTION 7.04. Bank Credit Decision. Each Bank acknowledges that it has, independently and without reliance upon the Administrative Agent or any other Bank and based on the financial statements referred to in Section 4.01(d) and such other documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Bank also acknowledges that it will, independently and without reliance upon the Administrative Agent or any other Bank and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement and the other Loan Documents. The Administrative Agent shall not have any duty or responsibility, either initially or on a continuing basis, to provide any Bank or the holder of any Note with any credit or, except as expressly provided herein, other information with respect thereto, whether coming into its possession before the making of the Advances or at any time or times thereafter. The Administrative Agent shall not be responsible to any Bank or the holder of any Note for any recitals, statements, information, representations or warranties herein or in any document, certificate or other writing delivered in connection herewith or for the execution, effectiveness, genuineness, validity, enforceability, collectibility, priority or sufficiency of this Agreement or any other Loan Document or the financial condition of the Borrower or be required to make any inquiry concerning either the performance or observance of any of the terms, provisions or conditions of this Agreement or any other Loan Document, or the financial condition of the Borrower or the existence or possible existence of any Event of Default or event of which would constitute an Event of Default but for the requirement that notice be given or time elapse or both.

                 SECTION 7.05. Certain Rights of the Administrative Agent. If the Administrative Agent shall request instructions from the Majority Banks with respect to any act or action (including failure to act) in connection with this Agreement or any other Loan Document, the Administrative Agent shall be entitled to refrain from such act or taking such action unless and until the Administrative Agent shall have received instructions from Majority Banks; and it shall not incur liability to any Person by reason of so refraining. Without limiting the foregoing, no Bank or the holder of any Note shall have any right of action whatsoever against the Administrative Agent as a result of its acting or refraining from acting hereunder or under any other Loan Document in accordance with the instructions of the Majority Banks or all of the Banks, as the case may be. Furthermore, except for action expressly required of the Administrative Agent hereunder, the Administrative Agent shall in all cases be fully justified in failing or refusing to act hereunder unless it shall be specifically indemnified to its satisfaction by the Banks against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action.

                 SECTION 7.06. Holders. Any request, authority or consent of any Person who, at the time of making such request or giving such authority or consent, is the holder of any Note shall be conclusive and binding on any subsequent holder, transferee, assignee or indorsee, as the case may be, of such Note or of any Note or Notes issued in exchange therefor.

                 SECTION 7.07. INDEMNIFICATION. THE BANKS AGREE TO INDEMNIFY THE ADMINISTRATIVE AGENT (TO THE EXTENT NOT REIMBURSED BY THE BORROWER), RATABLY ACCORDING TO THE RESPECTIVE PRINCIPAL AMOUNTS OF THE NOTES THEN HELD BY EACH OF THEM (OR IF NO PRINCIPAL OF THE NOTES IS AT THE TIME OUTSTANDING OR IF ANY PRINCIPAL OF THE NOTES IS HELD BY PERSONS WHICH ARE NOT BANKS, RATABLY ACCORDING TO THE RESPECTIVE AMOUNTS OF THEIR COMMITMENTS THEN EXISTING, OR, IF NO SUCH PRINCIPAL AMOUNTS ARE THEN OUTSTANDING AND NO COMMITMENTS ARE THEN EXISTING, RATABLY ACCORDING TO THE RESPECTIVE AMOUNTS OF THE COMMITMENTS EXISTING IMMEDIATELY PRIOR TO THE TERMINATION THEREOF), FROM AND AGAINST ANY AND ALL LIABILITIES, OBLIGATIONS, LOSSES, DAMAGES, PENALTIES, ACTIONS, JUDGMENTS, SUITS, COSTS, EXPENSES OR DISBURSEMENTS OF ANY KIND OR NATURE WHATSOEVER WHICH MAY BE IMPOSED ON, INCURRED BY, OR ASSERTED AGAINST THE ADMINISTRATIVE AGENT IN ANY WAY RELATING TO OR ARISING OUT OF ANY OF THE LOAN DOCUMENTS OR ANY ACTION TAKEN OR OMITTED BY THE ADMINISTRATIVE AGENT UNDER THE LOAN DOCUMENTS, PROVIDED THAT NO BANK SHALL BE LIABLE FOR ANY PORTION OF SUCH LIABILITIES, OBLIGATIONS, LOSSES, DAMAGES, PENALTIES, ACTIONS, JUDGMENTS, SUITS, COSTS, EXPENSES OR DISBURSEMENTS RESULTING FROM THE ADMINISTRATIVE AGENT'S GROSS NEGLIGENCE OR WILLFUL MISCONDUCT. IT IS THE INTENT OF THE BANKS THAT THE ADMINISTRATIVE AGENT SHALL, TO THE EXTENT PROVIDED IN SECTION 7.07 HEREOF, BE INDEMNIFIED FOR ITS ORDINARY, SOLE OR CONTRIBUTORY NEGLIGENCE. WITHOUT LIMITATION OF THE FOREGOING, EACH BANK AGREES TO REIMBURSE THE ADMINISTRATIVE AGENT PROMPTLY UPON DEMAND FOR SUCH BANK'S RATABLE SHARE OF ANY REASONABLE OUT-OF-POCKET EXPENSES (INCLUDING REASONABLE COUNSEL FEES) INCURRED BY THE ADMINISTRATIVE AGENT IN CONNECTION WITH THE PREPARATION, EXECUTION, DELIVERY, ADMINISTRATION, MODIFICATION, AMENDMENT OR ENFORCEMENT (WHETHER THROUGH NEGOTIATIONS, LEGAL PROCEEDINGS OR OTHERWISE) OF, OR LEGAL ADVICE IN RESPECT OF RIGHTS OR RESPONSIBILITIES UNDER, THE LOAN DOCUMENTS, OR ANY OF THEM, TO THE

EXTENT THAT THE ADMINISTRATIVE AGENT IS NOT REIMBURSED FOR SUCH EXPENSES BY THE BORROWER.

                 SECTION 7.08. Resignation by the Administrative Agent. (a) The Administrative Agent may resign from the performance of all its functions and duties hereunder and under the other Loan Documents at any time by giving 15 Business Days' prior written notice to the Borrower and the Banks. Such resignation shall take effect upon the appointment of a successor Administrative Agent pursuant to clauses (b) and (c) below or as otherwise provided below.

                 (b) Upon any such notice of resignation, the Majority Banks shall have the right to appoint a successor Administrative Agent which shall be a commercial bank or trust company reasonably acceptable to the Borrower.

                 (c) If a successor to a resigning Administrative Agent shall not have been so appointed within such 15 Business Day period, the resigning Administrative Agent, with the consent of the Borrower (which consent will not be unreasonably withheld), shall have the right to then appoint a successor Administrative Agent who shall serve as Administrative Agent until such time, if any, as the Majority Banks appoint a successor Administrative Agent as provided above.

                 (d) If no successor Administrative Agent has been appointed pursuant to clauses (b) or (c) above and shall have accepted such appointment by the 20th Business Day after the date such notice of resignation was given by the resigning Administrative Agent, the resigning Administrative Agent's resignation shall become effective and the Banks shall thereafter perform all the duties of the resigning Administrative Agent hereunder and under any other Loan Document until such time, if any, as the Majority Banks appoint a successor Administrative Agent as provided above.

                 SECTION 7.09. No Duty of Managing Agents or Co-Agents. Neither theManaging Agents nor any Co-Agents shall have any duties, responsibilities or liabilities with respect to the administration of this Agreement.


                                  ARTICLE VIII

                                 MISCELLANEOUS

                 SECTION 8.01. Amendments, Etc. No amendment, modification or waiver of any provision of any Loan Document, nor consent to any departure by the Borrower therefrom, shall in any event be effective unless the same shall be in writing and signed by the Majority Banks, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided, however, that (a) no amendment, modification, waiver or consent shall, unless in writing and signed by all the

Banks, do any of the following:   (i) waive any of the conditions specified in
Article III, (ii) increase the Commitments of the Banks or subject the Banks to any additional obligations, (iii) forgive or reduce the principal of, or interest on, the Notes or any fees or other amounts payable hereunder, (iv) postpone any date fixed for any payment of principal of, or interest on, the Notes or any fees or other amounts payable hereunder, (v) take any action which requires the signing of all the Banks pursuant to the terms of any Loan Document, (vi) change the percentage of the Commitments or of the aggregate unpaid principal amount of the Notes which shall be required for the Banks or any of them to take any action under any Loan Document, (vii) release Enron or Sonat from any obligation under its respective Note Purchase Agreement or any other matter set forth in clauses (a) through (e) of the proviso to Section
7.02 of either Note Purchase Agreement, or (viii) amend this Section 8.01; (b) no amendment, waiver or consent shall, unless in writing and signed by the Administrative Agent in addition to the Banks required above to take such action, affect the rights or duties of the Administrative Agent under any Loan Document; and (c) no such amendment or modification shall be effective unless approved or consented to in writing by both Enron and Sonat, but no approval or consent of either Enron or Sonat shall be required for any waiver of compliance by the Borrower with the terms hereof or for any consent to departure by the Borrower from the terms hereof.

                 SECTION 8.02. Notices, Etc. All notices and other communications provided for hereunder shall be in writing (including telecopier communication) and mailed, telecopied, sent by overnight courier service (such as Federal Express), or delivered by hand, if to the Borrower, at its address or telecopier number set forth below:

                         Citrus Corp.
                         1400 Smith Street
                         Houston, Texas  77002

                         Attention:       Vice President and Chief Financial
                                          Officer
                         Telecopier No.:  713-646-3201


if to any Bank, at its Address for Notices; if to the Administrative Agent, at its address or telecopier number set forth below:

                         Credit Lyonnais New York Branch
                         c/o Credit Lyonnais Houston Representative Office 1000 Louisiana
                         Suite 5360
                         Houston, Texas 77002

                         Attention:       Richard S. Kaufman
                                          Vice President

                         Telecopier No.:  (713) 751-0307
or, as to the Borrower or the Administrative Agent, at such other address as shall be designated by such party in a written notice to the other parties. A copy of each notice and communication provided for hereunder sent to or by the Borrower or to or by the Administrative Agent shall be sent to Enron and Sonat at their respective addresses or telecopier numbers set forth below, or at such other addresses as shall be designated by Enron or Sonat, as the case may be, to the parties hereto:

                          Enron
                          1400 Smith Street
                          Houston, Texas 77002

                          Attention:       Vice President, Finance and Treasurer

                          Telecopier No.:  (713) 646-3422


                          Sonat Inc.
                          1900 5th Avenue North
                          Birmingham, Alabama 35203

                          Attention:       Treasurer

                          Telecopier No.:  (205) 325-7490


All such notices and communications shall be effective, if mailed, five Business Days after deposit in the mails; if sent by overnight courier, one Business Day after delivery to the courier company; if delivered by hand, when so delivered; and if sent by telecopier, when received by the receiving telecopier equipment, respectively; provided, however, that (i) notices and communications to the Administrative Agent shall not be effective until received by the Administrative Agent and (ii) telecopied notices received by any party after its normal business hours (or on a day other than a Business
Day) shall be effective on the next Business Day.

                 SECTION 8.03. No Waiver; Remedies. No failure on the part of any Bank or the Administrative Agent to exercise, and no delay in exercising, any right under any Loan Document shall operate as a waiver thereof; nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right. The remedies provided in the Loan Documents are cumulative and not exclusive of any remedies provided by law.

                 SECTION 8.04. Costs, Expenses and Taxes. (a) The Borrower agrees to pay on demand, (i) all reasonable costs and expenses in connection with the preparation, execution, delivery, administration, modification and amendment of the Loan Documents and the other documents to be delivered under the Loan Documents, including, without limitation, the reasonable fees and out-of- pocket expenses of one law firm as counsel for both the Managing Agents and the Administrative Agent with respect to preparation, execution and delivery of the Loan Documents and the satisfaction of the matters referred to in Section 3.01, and (ii) all reasonable legal and other costs and expenses, if any, of the Managing Agents, the Administrative Agent and each Bank in connection with the enforcement (whether through negotiations, legal proceedings or otherwise) of the Loan Documents and the other documents to be delivered under the Loan Documents or incurred in connection with any workout, restructuring or bankruptcy.

         (b) If any payment or purchase of principal of, or Conversion of, any Adjusted CD Rate Advance or LIBOR Advance is made other than on the last day of an Interest Period relating to such Advance, as a result of a payment, purchase or Conversion pursuant to Sections 2.07(f), 2.08, 2.09, 2.10, 2.11,
2.13 or 2.16 or acceleration of the maturity of the Notes pursuant to Section
6.01 or for any other reason, the Borrower shall, upon demand by any Bank (with a copy of such demand to the Administrative Agent), pay to the Administrative Agent for the account of such Bank any amounts required to compensate such Bank for any additional losses, costs or expenses which it may reasonably incur as a result of such payment, purchase or Conversion, including, without limitation, any loss (excluding loss of anticipated profits), cost or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by such Bank to fund or maintain such Advance.

         (c) THE BORROWER AGREES, TO THE FULLEST EXTENT PERMITTED BY LAW, TO INDEMNIFY AND HOLD HARMLESS THE ADMINISTRATIVE AGENT AND EACH BANK (COLLECTIVELY, THE "INDEMNIFIED PARTIES") AND EACH OF THEIR RESPECTIVE DIRECTORS, OFFICERS, EMPLOYEES AND AGENTS (COLLECTIVELY, THE "RELATED INDEMNIFIED PARTIES") FROM AND AGAINST ANY AND ALL CLAIMS, DAMAGES, LIABILITIES AND EXPENSES (INCLUDING, WITHOUT LIMITATION, REASONABLE FEES AND DISBURSEMENTS OF COUNSEL) ARISING UNDER LAWS RELATING TO THE PROTECTION OF HUMAN HEALTH AND THE PRESERVATION OF ENVIRONMENTAL QUALITY (INCLUDING, WITHOUT LIMITATION, FINES, PENALTIES, POLLUTION CLEANUP COSTS, ENVIRONMENTAL RESTORATION OBLIGATIONS, AND OTHER SIMILAR LIABILITIES ARISING UNDER SUCH LAWS) FOR WHICH ANY OF THEM MAY BECOME LIABLE OR WHICH MAY BE INCURRED BY OR ASSERTED AGAINST AN INDEMNIFIED PARTY OR RELATED INDEMNIFIED PARTY (OTHER THAN BY THE ADMINISTRATIVE AGENT OR ANOTHER BANK OR ANY OF THEIR RESPECTIVE SUCCESSORS OR ASSIGNS), IN EACH CASE IN CONNECTION WITH OR ARISING OUT OF OR BY REASON OF ANY INVESTIGATION, LITIGATION, OR PROCEEDING, WHETHER OR NOT SUCH INDEMNIFIED PARTY OR RELATED INDEMNIFIED PARTY IS

A PARTY THERETO, ARISING OUT OF, RELATED TO OR IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR ANY TRANSACTION IN WHICH ANY PROCEEDS OF ALL OR ANY PART OF THE ADVANCES ARE APPLIED BY OR ON BEHALF OF THE BORROWER OR FGT, AND EXPRESSLY INCLUDING ANY SUCH CLAIM, DAMAGE, LIABILITY OR EXPENSE ATTRIBUTABLE TO THE ORDINARY, SOLE OR CONTRIBUTORY NEGLIGENCE OF SUCH INDEMNIFIED PARTY OR RELATED INDEMNIFIED PARTY (BUT EXCLUDING ANY SUCH CLAIM, DAMAGE, LIABILITY OR EXPENSE ATTRIBUTABLE TO THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF SUCH INDEMNIFIED PARTY). IT IS THE INTENT OF THE PARTIES HERETO THAT EACH INDEMNIFIED PARTY AND RELATED INDEMNIFIED PARTY SHALL, TO THE EXTENT PROVIDED IN THIS SECTION 8.04(c), BE INDEMNIFIED FOR ITS OWN ORDINARY, SOLE OR CONTRIBUTORY NEGLIGENCE.

                 SECTION 8.05. Right of Set-Off. Upon (i) the occurrence and during the continuance of any Event of Default and (ii) the making of the request or the granting of the consent specified by Section 6.01 to authorize the Administrative Agent to declare the Notes due and payable pursuant to the provisions of Section 6.01, each Bank is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by such Bank to or for the credit or the account of the Borrower against any and all of the obligations of the Borrower now or hereafter existing under this Agreement and the Notes held by such Bank, irrespective of whether or not such Bank shall have made any demand under this Agreement or such Notes and although such obligations may be unmatured. Each Bank agrees promptly to notify the Borrower after any such set-off and application made by such Bank, provided that the failure to give such notice shall not affect the validity of such set-off and application. The rights of each Bank under this Section are in addition to other rights and remedies (including, without limitation, other rights of set-off) which such Bank may have.

                 Section 8.06.  Binding Effect; Assignments; Participations.
(a) This Agreement shall become effective when it shall have been executed by the Borrower and the Administrative Agent and when the Administrative Agent shall have, as to each Bank, either received a copy of the signature page hereof executed by such Bank or been notified by such Bank that such Bank has executed it and thereafter shall be binding upon and inure to the benefit of and be enforceable by the Borrower, the Administrative Agent and each Bank and their respective successors and assigns, except that the Borrower shall not have the right to assign its rights hereunder or any interest herein without the prior written consent of the Banks (other than an assignment effectuated by a merger or consolidation permitted by Section 5.02(a) to the surviving Person referred to therein). Each Bank may assign to one or more banks or other Persons all or any part of, or may grant participations to one or more banks or other Persons, in each case in accordance with applicable law, in or to all or any part of, the Advances owing to such Bank and the Notes held by such Bank and all or any portion of such Bank's Commitment (except as otherwise stated herein), and to the extent of any such assignment or participation (unless otherwise stated therein) the assignee or purchaser of such assignment or participation shall, to the fullest extent permitted by law, have the same rights and benefits hereunder and under such Notes as it would have if it were such Bank hereunder, provided that, except in the case of an assignment meeting the requirements of the next sentence hereof, (i) such Bank's obligations under this Agreement, including, without limitation, its Commitment to the Borrower hereunder, shall remain unchanged, such Bank shall remain responsible for the performance thereof, such Bank shall remain the holder of any such Notes for all purposes under this Agreement, and the Borrower, the Administrative Agent and the other Banks shall continue to deal solely with and directly with such Bank in connection with such Bank's rights and obligations under this Agreement; (ii) no such assignee or participant shall be entitled to receive any greater payment pursuant to Sections 2.06, 2.10 and 2.13 hereof than such Bank would have been entitled to receive with respect to the rights assigned except as a result of circumstances arising after the date of such assignment or participation to the extent that such circumstances affect other Banks and participants generally; and (iii) no Bank shall assign or grant a participation that conveys to the assignee or participant the right to vote or consent under this Agreement, other than the right to vote upon or consent to (A) any increase in the amount of such Bank's Commitment; (B) any reduction of the principal amount of, or interest to be paid on, such Bank's Advances or Notes;
(C) any reduction of the commitment fee; (D) any postponement of any date for the payment of any amount payable in respect of such Bank's Advances or Notes; or (E) the release of Sonat or Enron from any obligation under its respective Note Purchase Agreement or any other matter set forth in clauses (a) through
(e) of the proviso to Section 7.02 of either Note Purchase Agreement. If the assignee of any Bank is either another Bank or is approved in writing by the Administrative Agent and the Borrower (which approval will not be unreasonably withheld), and if such assignee assumes all or any portion (which portion shall be a constant, and not a varying, percentage, and the amount of the Commitment assigned, whether all or a portion, shall be in a minimum amount of $5,000,000 and in integral multiples of $1,000,000 and, if such assignee is not already a Bank hereunder, the remaining Commitment of the assigning Bank following such assignment shall not be less than $10,000,000) of such assigning Bank's Commitment by document in the form of Exhibit 8.06 (or in substantially the form of Exhibit 8.06, if all changes to such form have been approved in writing by the Administrative Agent in its sole discretion as evidenced by its execution thereof) duly executed by the Administrative Agent, the Borrower, such assigning Bank and such assignee and delivered to the Administrative Agent ("Transfer Agreement"), then upon such delivery and to the extent set forth in the Transfer Agreement, (i) such assigning Bank shall be released from its obligations under this Agreement with respect to all or such portion, as the case may be, of its Commitment, (ii) such assignee shall become obligated for all or such portion, as the case may be, of such Commitment and all other obligations of such assigning Bank hereunder with respect to or arising as a result of all or such portion, as the case may be, of such Commitment, (iii) such assignee shall be assigned the right to vote or consent under this Agreement, to the extent of all or such portion of such Commitment, as the case may be, (iv) the Borrower shall deliver, in replacement of the Notes of such assigning Bank then outstanding (X) to such assignee, new Notes in the amount of all or such portion of such Commitment, as the case may be, plus, in the case of any assignee which is already a Bank hereunder, the amount of such assignee's Commitment immediately prior to such assignment (any such assignee which is already a Bank hereunder agrees to cancel and return to the Borrower, with reasonable promptness following the delivery of such new Notes, the Notes being replaced thereby), (Y) to such assigning Bank (if the assigning Bank has retained any portion of its Commitment), new Notes in the amount of the balance of the Commitment of such assigning Bank retained by such assigning Bank (and the assigning Bank agrees to cancel and return to the Borrower, with reasonable promptness following delivery of such new Notes, the Notes being replaced thereby), and (Z) to the Administrative Agent, photocopies of such new Notes,
(v) if such assignment is of all of such assigning Bank's Commitment, all of the outstanding Advances made by such assigning Bank shall be transferred to such assignee, (vi) if such assignment is not of all of such Commitment, a part of each Advance equal to the amount of such Advance multiplied by a fraction, the numerator of which is the amount of such portion of such Commitment so assumed and the denominator of which is the amount of the Commitment of such assigning Bank immediately prior to such assumption, shall be transferred to such assignee and evidenced by such assignee's Notes, and the balance of such Advance shall be evidenced by such assigning Bank's new Notes delivered pursuant to clause (iv)(Y) of this sentence, (vii) if such assignee is not a "Bank" hereunder prior to such assignment, such assignee shall become a party to this Agreement as a Bank and shall be deemed to be a "Bank" hereunder,
(viii) if such assignee is not a Bank hereunder prior to such assignment, such assignee shall be deemed to have specified the offices of such assignee named in the respective Transfer Agreement as its "Address For Notices", "Domestic Lending Office", "CD Lending Office" and "Eurodollar Lending Office" for all purposes of this Agreement, and (ix) the signature pages to this Agreement shall be deemed to be modified to reflect the Commitments of such assignee, such assignor and the other Banks; and the Administrative Agent shall promptly after execution of any Transfer Agreement by the Administrative Agent and the other parties thereto notify the Banks and the Borrower of the parties to such Transfer Agreement and the amount of the assigning Bank's Commitment assumed thereby; provided that the Administrative Agent shall receive at the time of such transfer, from the assigning or assignee Bank, a non-refundable assignment fee of $2,000.

         (b) In addition to the assignments and participations permitted under subsection (a) of this Section 8.06, any Bank may assign, as collateral or otherwise, any of its rights (including, without limitation, rights to payments of principal of and/or interest on the Notes) under any Loan Document to any Federal Reserve Bank without notice to or consent of the Borrower or the Administrative Agent; provided, that no such assignment under this subsection
(c) shall release the assigning Bank from its obligations hereunder.

         (c) Notwithstanding anything in this Section 8.06 to the contrary, each Advance made to the Borrower hereunder, and the indebtedness of the Borrower resulting from such Advance, shall always be evidenced 50% by a Series A Note and 50% by a Series B Note. Each assignment or grant of a participation by any Bank hereunder shall be made in accordance with the provisions of the preceding sentence.

         (d) Each Bank that tenders its Series A Note to Enron for purchase by Enron pursuant to the Enron Note Purchase Agreement shall tender and assign such Series A Note to Enron in accordance with the provisions of the Enron Note Purchase Agreement. Each Bank that tenders its Series B Note to Sonat for purchase by Sonat pursuant to the Sonat Note Purchase Agreement shall tender and assign such Series B Note to Sonat in accordance with the provisions of the Sonat Note Purchase Agreement. Upon the purchase by Enron of a Series A Note pursuant to the Enron Note Purchase Agreement, the Borrower shall make all payments of amounts then or thereafter due on such Series A Note to Enron.
Upon the purchase by Sonat of a Series B Note pursuant to the Sonat Note Purchase Agreement, the Borrower shall make all payments of amounts then or thereafter due on such Series B Note to Sonat. Notwithstanding the foregoing,
(i) the Borrower shall make payments under each Series A Note purchased by Enron, only in compliance with the subordination provisions set forth in Exhibit A to the Enron Note Purchase Agreement, and (ii) the Borrower shall make payments under each Series B Note purchased by Sonat, only in compliance with the subordination provisions set forth in Exhibit A to the Sonat Note Purchase Agreement. The purchase by Enron of Series A Notes under the Enron Note Purchase Agreement and the purchase by Sonat of Series B Notes under the Sonat Note Purchase Agreement shall not cause Enron or Sonat to be a Bank hereunder and shall not obligate Enron or Sonat to make Advances to the Borrower hereunder.

                 SECTION 8.07.  Governing Law; Entire Agreement.  Pursuant to
Section 5-1401 of the New York General Obligations Law, this Agreement and the Notes shall be governed by, and construed in accordance with, the laws of the State of New York. This Agreement, the Notes, the other Loan Documents and any fee letter to the Administrative Agent or the Managing Agents signed by the Borrower constitute the entire understanding among the parties hereto with respect to the subject matter hereof and supersede any prior agreements, written or oral, with respect thereto.

                 SECTION 8.08. Interest. It is the intention of the parties hereto that the Administrative Agent and each Bank shall conform strictly to usury laws applicable to it, if any. Accordingly, if the transactions with the Administrative Agent or any Bank contemplated hereby would be usurious under applicable law, if any, then, in that event, notwithstanding anything to the contrary in the Notes, this Agreement or any other agreement entered into in connection with this Agreement or the Notes, it is agreed as follows: (i) the aggregate of all consideration which constitutes interest under applicable law that is contracted for, taken, reserved, charged or received by the Administrative Agent or such Bank, as the case may be, under the Notes, this Agreement or under any other agreement entered into in connection with this Agreement or the Notes shall under no circumstances exceed the maximum amount allowed by such applicable law and any excess shall be cancelled automatically and, if theretofore paid, shall at the option of the Administrative Agent or such Bank, as the case may be, be applied on the principal amount of the obligations owed to the Administrative Agent or such Bank, as the case may be, by the Borrower or refunded by the Administrative Agent or such Bank, as the case may be, to the Borrower, and (ii) in the event that the maturity of any Note or other obligation payable to the Administrative Agent or such Bank, as the case may be, is accelerated or in the event of any permitted prepayment, then such consideration that constitutes interest under law applicable to the Administrative Agent or such Bank, as the case may be, may never include more than the maximum amount allowed by such applicable law and excess interest, if any, to the Administrative Agent or such Bank, as the case may be, provided for in this Agreement or otherwise shall be cancelled automatically as of the date of such acceleration or prepayment and, if theretofore paid, shall, at the option of the Administrative Agent or such Bank, as the case may be, be credited by the Administrative Agent or such Bank, as the case may be, on the principal amount of the obligations owed to the Administrative Agent or such Bank, as the case may be, by the Borrower or refunded by the Administrative Agent or such Bank, as the case may be, to the Borrower. All sums paid, or agreed to be paid, to the Administrative Agent or any Bank for the use, forbearance or detention of the indebtedness of the Borrower to the Administrative Agent or any Bank evidenced by this Agreement and each Note and the other Loan Documents shall, to the fullest extent permitted by applicable law, be amortized, pro rated, allocated and spread throughout the full term of the indebtedness evidenced by this Agreement, such Note and such other Loan Documents.

                 SECTION 8.09. Confidentiality. Each Bank agrees that it will use reasonable efforts not to disclose without the prior consent of the Borrower (other than to its employees, auditors or counsel or to the Administrative Agent or another Bank if the disclosing Bank or the disclosing Bank's holding or parent company in its sole discretion determines that any such party should have access to such information) any information with respect to the Borrower or its Subsidiaries which is furnished pursuant to this Agreement or any other Loan Document and which is designated by the Borrower to the Banks in writing as confidential, provided that any Bank may disclose any such information (a) as has become generally available to the public, (b) as may be required or appropriate in any report, statement or testimony submitted to any municipal, state or Federal regulatory body having or claiming to have jurisdiction over such Bank or to the Federal Reserve Board, or the FDIC or similar organizations (whether in the United States or elsewhere), (c) as may be required or appropriate in response to any summons or subpoena or in connection with any litigation, (d) in order to comply with any law, order, regulation or ruling applicable to such Bank, (e) to the prospective transferee in connection with any contemplated transfer of any of the Notes or any interest therein by such Bank, provided, that such prospective transferee executes an agreement with the Borrower or the transferor containing provisions substantially identical to those contained in this Section, or (f) to the extent reasonably necessary to disclose in connection with the exercise of any remedy hereunder and under the Notes.

                 SECTION 8.10.  Submission to Jurisdiction.

         (a) Any legal action or proceeding with respect to this Agreement, any Notes or any other Loan Document may be brought in the courts of the State of New York sitting in New York City or of the United States of America for the Southern District of New York, and, by execution and delivery of this Agreement, the Borrower irrevocably submits itself to the nonexclusive jurisdiction of such New York State or Federal courts to the extent permitted by law. The Borrower hereby irrevocably waives any objection, to the laying of venue based on the grounds of forum non conveniens.

         (b) The Borrower hereby irrevocably designates CT Corporation System, 1633 Broadway, New York, New York 10019 as the designee, appointee and agent of the Borrower to receive, for and on behalf of the Borrower, service of copies of the summons and complaint and any other process in such action or proceeding with respect to this Agreement, any Note or any other Loan Document. It is understood that a copy of such process served on such agent will be promptly forwarded by overnight courier to the Borrower at its address set forth in Section 8.02, but the failure to the Borrower to receive such copy shall not affect in any way the service of such process. The Borrower further irrevocably consents to the service of process of any of the aforementioned courts in any such action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to the Borrower at its said address, such service to become effective 30 days after such mailing.

         (c) Nothing in this Section 8.10 shall affect (i) the right of the Administrative Agent, the Managing Agents or any Bank to serve process in any other manner permitted by law or to commence legal proceedings or otherwise proceed against the Borrower in any other jurisdiction or (ii) the right of the Borrower to commence legal proceedings or otherwise proceed against the Administrative Agent, the Managing Agents or any Bank in any other jurisdiction.

                 SECTION 8.11. Severability. If any provision of this Agreement is held to be illegal, invalid or unenforceable under present or future laws effective during the term of this Agreement, such provision shall be fully severable and this Agreement shall be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part of this Agreement, and the remaining provisions of this Agreement shall remain in full force and effect and shall not be affected by the illegal, invalid or unenforceable provision or by its severance from this Agreement.

                 SECTION 8.12. Execution in Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

                 SECTION 8.13. Domicile of Loans. Each Bank may transfer and carry its loans at, to or for the account of any office, subsidiary or affiliate of such Bank provided that no Bank shall be relieved of its Commitment as a result thereof.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.



                                  BORROWER:
                                  --------

                                  CITRUS CORP.

                                  By: /s/ Kurt S. Huneke
                                     -------------------
                                  Name:   Kurt S. Huneke

                                  Title:  Vice President, Finance and Treasurer



                                  ADMINISTRATIVE AGENT:
                                  ----------------------

                                  CREDIT LYONNAIS NEW YORK BRANCH

                                  By: /s/Ratouis
                                     -------------------
                                     Authorized Officer


                                  MANAGING AGENTS:
                                  ----------------------

                                  CREDIT LYONNAIS NEW YORK BRANCH

                                  By: /s/Ratouis
                                     -------------------
                                     Authorized Officer


                                  THE TORONTO-DOMINION BANK

                                  By: /s/
                                     -------------------
                                     Authorized Officer

                                  CO-AGENTS
                                  ---------

                                  CIBC, Inc.
                                  The Fuji Bank, Limited, Houston Agency
                                  Mellon Bank, N.A.
                                  NationsBank of Texas, N.A.
                                  The Bank of Nova Scotia
                                  Shawmut Bank, N.A.

                             Banks
                             -----

Commitment:  $20,000,000     THE BANK OF NOVA SCOTIA



                             By: /s/ A.S. Norsworthy
                                --------------------
                             Name:   A.S. Norsworthy
                             Title:  Assistant Agent

                             Address:  The Bank of Nova Scotia
                                       600 Peachtree Street N.E., Suite 2700
                                       Atlanta, Georgia 30308

                             Telecopy No.:  (404) 888-8998

                             Domestic lending Office
                             -----------------------
                             The Bank of Nova Scotia
                             600 Peachtree Street N.E., Suite 2700
                             Atlanta, Georgia 30308

                             CD Lending Office
                             -----------------
                             The Bank of Nova Scotia
                             600 Peachtree Street N.E., Suite 2700
                             Atlanta, Georgia 30308

                             Eurodollar Lending Office
                             -------------------------
                             600 Peachtree Street N.E., Suite 2700
                             Atlanta, Georgia 30308

                             With a copy to:
                             1100 Louisiana, Suite 3000
                             Houston, Texas 77002

                              Banks
                              -----

Commitment:  $10,000,000      BAYERISCHE VEREINSBANK AG, LOS ANGELES AGENCY



                              By: /s/ Christine Taylor
                                  --------------------
                              Name:   Christine Taylor
                              Title:  Vice President



                              By:  /s/ John Carlson
                                  -----------------
                              Name:    John Carlson
                              Title:   Assistant Vice President

                              Address:  800 Wilshire Blvd., Suite 1600
                                        Los Angeles, California 90017-2620

                              Telecopy No.:  (213) 622-6341

                              Domestic Lending Office
                              -----------------------
                              Bayerische Vereinsbank AG, Los Angeles Agency 800 Wilshire Blvd., Suite 1600
                              Los Angeles, California 90017-2620

                              CD Lending Office
                              -----------------
                              Bayerische Vereinsbank AG, Los Angeles Agency 800 Wilshire Blvd., Suite 1600
                              Los Angeles, California 90017-2620

                              Eurodollar Lending Office
                              -------------------------
                              Bayerische Vereinsbank AG, Cayman Island Branch c/o Bayerische Vereinsbank AG, Los Angeles Agency 800 Wilshire Blvd., Suite 1600
                              Los Angeles, California 90017-2620

                             Banks
                             -----

Commitment:  $10,000,000     CAISSE NATIONALE DE CREDIT AGRICOLE



                             By:  /s/ Dean Balige
                                 ----------------
                             Name:    Dean Balige
                             Title:   Senior Vice President and Branch Manager

                             Address:  55 East Monroe, Suite 4700
                                       Chicago, Illinois 60603
                                       Attn:  Wilma Persenaire

                             Telecopy No.:  (312) 372-4421

                             Domestic Lending Office
                             -----------------------
                             Caisse Nationale de Credit Agricole
                             55 East Monroe, Suite 4700
                             Chicago, Illinois 60603
                             Attn:  Wilma Persenaire

                             CD Lending Office
                             -----------------
                             Caisse Nationale de Credit Agricole
                             55 East Monroe, Suite 4700
                             Chicago, Illinois 60603
                             Attn:  Wilma Persenaire

                             Eurodollar lending Office
                             -------------------------
                             Caisse Nationale de Credit Agricole
                             55 East Monroe, Suite 4700
                             Chicago, Illinois 60603
                             Attn:  Wilma Persenaire

                             Banks
                             -----


Commitment:  $20,000,000     CIBC, INC.



                             By: /s/ M.A.G. Corkum
                                 -----------------
                             Name:   M.A.G. Corkum
                             Title:  Vice President

                             Address:  Two Paces West
                                       2727 Paces Ferry Road, Suite 1200
                                       Atlanta, Georgia 30339

                             Telecopy No.:  (404) 319-4950

                             Domestic Lending office
                             -----------------------
                             CIBC, Inc.
                             Two Paces West
                             2727 Paces Ferry Road, Suite 1200
                             Atlanta, Georgia 30339
                             Attn:  Adrienne Burch

                             CD Lending Office
                             -----------------
                             CIBC, Inc.
                             Two Paces West
                             2727 Paces Ferry Road, Suite 1200
                             Atlanta, Georgia 30339
                             Attn:  Adrienne Burch

                             Eurodollar Lending Office
                             -------------------------
                             CIBC, Inc.
                             Two Paces West
                             2727 Paces Ferry Road, Suite 1200
                             Atlanta, Georgia 30339
                             Attn:  Adrienne Burch

                                Banks
                                -----

Commitment:  $40,000,000        CREDIT LYONNAIS CAYMAN ISLAND BRANCH



                                By:  /s/ Ratouis
                                   -------------------------
                                Name:    Ratouis
                                Title:   Authorized Signature

                                Address:  1301 Avenue of the Americas
                                          New York, New York 10019

                                Telecopy No.:  (212) 261-7368

                                With a copy to:
                                Credit Lyonnais Houston Representative Office 1000 Louisiana, Suite 5360
                                Houston, Texas 77002
                                Attention:  Richard S. Kaufman
                                Telecopy No.:  (713) 751-0307

                                Domestic Lending Office
                                -----------------------
                                Credit Lyonnais Cayman Island Branch
                                c/o Credit Lyonnais New York Branch
                                1301 Avenue of the Americas
                                New York, New York 10019

                                CD Lending Office
                                -----------------
                                Credit Lyonnais Cayman Island Branch
                                c/o Credit Lyonnais New York Branch
                                1301 Avenue of the Americas
                                New York, New York 10019

                                Eurodollar Lending Office
                                -------------------------
                                Credit Lyonnais Cayman Island Branch
                                c/o Credit Lyonnais New York Branch
                                1301 Avenue of the Americas
                                New York, New York 10019

                                Banks
                                -----

Commitment:  $20,000,000        THE FUJI BANK, LIMITED, HOUSTON AGENCY



                                By: /s/Toyohiro Nakamari
                                    -------------------------
                                Name:  Toyohiro Nakamari
                                Title: Joint General Manager

                                Address:  Two Houston Center
                                          909 Fannin Street, Suite 2800
                                          Houston, Texas 77010

                                Telecopy No.:  (713) 759-0048

                                Domestic Lending Office
                                -----------------------
                                The Fuji Bank, Limited
                                Two Houston Center
                                909 Fannin Street, Suite 2800
                                Houston, Texas 77010

                                CD Lending Office
                                -----------------
                                The Fuji Bank, Limited
                                Two Houston Center
                                909 Fannin Street, Suite 2800
                                Houston, Texas 77010

                                Eurodollar Lending Office
                                -------------------------
                                The Fuji Bank, Limited
                                Two Houston Center
                                909 Fannin Street, Suite 2800
                                Houston, Texas 77010

                                Banks
                                -----

Commitment:  $20,000,000        MELLON BANK, N.A.



                                By: /s/ Mary Ellen Usher
                                    --------------------
                                Name:   Mary Ellen Usher
                                Title:  Vice President

                                Address:  Roger Howard/Janet O. Jenkins
                                          Mellon Financial Services
                                          1100 Louisiana, Suite 3600
                                          Houston, Texas 77002

                                Telecopy No.:  (713)  650-3409

                                Domestic Lending Office
                                -----------------------
                                Mellon Bank, N.A.
                                Three Mellon Bank Center, Room 2305
                                Pittsburgh, Pennsylvania 15259-0003
                                Attn:  Sue Cooke

                                CD Lending Office
                                -----------------
                                Mellon Bank, N.A.
                                Three Mellon Bank Center, Room 2305
                                Pittsburgh, Pennsylvania 15259-0003
                                Attn:  Sue Cooke

                                Eurodollar Lending Office
                                -------------------------
                                Mellon Bank, N.A.
                                Three Mellon Bank Center, Room 2305
                                Pittsburgh, Pennsylvania 15259-0003
                                Attn:  Sue Cooke

                                Banks
                                -----

Commitment:  $20,000,000        NATIONSBANK OF TEXAS, N.A.



                                By: /s/  Jo A. Tamalis
                                    -----------------
                                Name:   Jo A. Tamalis
                                Title:  Senior Vice President

                                Address:  700 Louisiana, 8th Floor
                                          Houston, Texas 77002

                                Telecopy No.:  (713) 247-6432

                                Domestic lending Office
                                -----------------------
                                NationsBank of Texas, N.A.
                                700 Louisiana, 8th Floor
                                Houston, Texas 77002
                                Attn:  Amy McGilvra

                                CD Lending Office
                                -----------------
                                NationsBank of Texas, N.A.
                                700 Louisiana, 8th Floor
                                Houston, Texas 77002
                                Attn:  Amy McGilvra

                                Eurodollar Lending Office
                                -------------------------
                                NationsBank of Texas, N.A.
                                700 Louisiana, 8th Floor
                                Houston, Texas 77002
                                Attn:  Amy McGilvra

                            Banks
                            -----
Commitment:  $15,000,000    THE SAKURA BANK, LIMITED
                            HOUSTON AGENCY



                            By:  /s/ Akira Hara
                                 --------------
                            Name:   Akira Hara
                            Title:  General Manager

                            Address:  1100 Louisiana, Suite 2900
                                      Houston, Texas 77002

                            Telecopy No.:  (713) 659-1404

                            Domestic Lending Office
                            -----------------------
                            The Sakura Bank, Limited
                            Houston Agency
                            1100 Louisiana, Suite 2900
                            Houston, Texas 77002

                            CD Lending Office
                            -----------------
                            The Sakura Bank, Limited
                            Houston Agency
                            1100 Louisiana, Suite 2900
                            Houston, Texas 77002

                            Eurodollar Lending Office
                            -------------------------
                            The Sakura Bank, Limited
                            Houston Agency
                            1100 Louisiana, Suite 2900
                            Houston, Texas 77002

                                Banks
                                -----
Commitment:  $15,000,000        THE SANWA BANK LIMITED



                                By:  /s/ Robert J. Jelnick
                                     ---------------------
                                Name:   Robert J. Jelnick
                                Title:  Vice President

                                Address:  901 Main Street, Suite 2830, LB165
                                          Dallas, Texas 75202

                                Telecopy No.:  (214) 741-6535

                                Domestic Lending Office
                                -----------------------
                                The Sanwa Bank Limited, Dallas Agency
                                901 Main Street, Suite 2830, LB165
                                Dallas, Texas 75202

                                CD Lending Office
                                -----------------
                                The Sanwa Bank Limited, Dallas Agency
                                901 Main Street, Suite 2830, LB165
                                Dallas, Texas 75202

                                Eurodollar Lending Office
                                -------------------------
                                The Sanwa Bank Limited, Dallas Agency
                                901 Main Street, Suite 2830, LB165
                                Dallas, Texas 75202

                                                                    EXHIBIT 1.01


                         SERIES (A)(B) PROMISSORY NOTE

U.S. $________________
Dated:  ________ ___, 199__

     FOR VALUE RECEIVED, the undersigned, Citrus Corp., a Delaware corporation (the "Borrower"), HEREBY PROMISES TO PAY to the order of
_______________________________________________________________________________
(the "Bank") for the account of its Applicable Lending Office (as defined in the Revolving Credit Agreement referred to below) on the Termination Date (as defined in the Revolving Credit Agreement referred to below) the principal sum of ____________________ U.S. dollars (U.S. $__________________) (which is fifty percent of the Bank's Commitment as defined in the Revolving Credit Agreement referred to below) or, if less, fifty percent of the aggregate unpaid principal amount of the Advances (as defined in the Revolving Credit Agreement dated as of December ___, 1993 among the Borrower, the Bank, certain other lenders parties thereto, Credit Lyonnais New York Branch and The Toronto-Dominion Bank as Managing Agents and Credit Lyonnais New York Branch as Administrative Agent for the Bank and such other lenders; such Revolving Credit Agreement, as amended from time to time being herein referred to as the "Revolving Credit Agreement") owing to the Bank outstanding on the Termination Date (as defined in the Revolving Credit Agreement).

     The Borrower promises to pay interest on the unpaid principal amount of this Series (A)(B) Note (such unpaid principal amount being the lesser of $ (amount equal to fifty percent of the Bank's Commitment) or fifty percent of each Advance owing to the Bank) from the date of such Advance until such principal amount is paid in full, at such interest rates, and payable at such times, as are specified in the Revolving Credit Agreement.

     Both principal and interest are payable in lawful money of the United States of America to Credit Lyonnais New York Branch as Administrative Agent, at 1301 Avenue of the Americas, New York, New York 10019, in same day funds. Fifty percent of each Advance owed to the Bank by the Borrower pursuant to the Revolving Credit Agreement, and fifty percent of all payments made on account of principal of such Advances, shall be recorded by the Bank and, prior to any transfer hereof, endorsed on the grid attached hereto which is part of this Series (A)(B) Note; provided that the failure of the Bank to make any such recordation or endorsement shall not affect the obligations of the Borrower hereunder or under the Revolving Credit Agreement.

     This Series (A)(B) Note is one of the Series (A)(B) Notes referred to in, and is subject to and is entitled to the benefits of, the Revolving Credit Agreement. The sum of (a) the principal amount of this Series (A)(B) Note and
(b) the principal amount of the Series (B)(A) Note (as defined in the Revolving Credit Agreement) payable to order of the Bank, equals one hundred percent of the principal amount of the Advances owed to the Bank by the Borrower pursuant to the Revolving Credit Agreement. The Revolving Credit Agreement, among other things, (i) provides for the making of Advances by the Bank to the Borrower from time to time in an aggregate amount not to exceed the amount of such Banks's Commitment, and (ii) contains provisions for acceleration of the maturity hereof upon the happening of certain stated events, the tender to and purchase by (Enron Corp.)(Sonat Inc.) pursuant to the (Enron)(Sonat) Note Purchase Agreement (as defined in the Revolving Credit Agreement) upon the happening of certain events, and also for prepayments on account of principal hereof prior to the maturity hereof upon the terms and conditions therein specified.

     Pursuant to Section 5-1401 of the New York General Obligations Law, this Series (A)(B) Note shall be governed by, and construed in accordance with, the laws of the State of New York.

                                        CITRUS CORP.



                                        By:
                                           -----------------------------------
                                                  Title:

              FIFTY PERCENT OF ADVANCES AND PAYMENTS OF PRINCIPAL

                                          Amount of
         50% of                           Principal           Unpaid
         Amount                           Paid or             Principal
           of          Type of            Prepaid on          Balance of           Notation
Date     Advance       Advance            This Note           This Note            Made By
- ----     -------       -------            ----------          ----------           --------





                                                                    EXHIBIT 2.02

                              NOTICE OF BORROWING


Credit Lyonnais New York Branch
c/o Credit Lyonnais Houston Representative Office
1000 Louisiana
Suite 5360
Houston, Texas 77002

                                                                          (Date)
     Attention:    Richard S. Kaufman
                   Vice President

Ladies and Gentlemen:

     The undersigned, Citrus Corp., refers to the Revolving Credit Agreement, dated as of December ___, 1993 (such Revolving Credit Agreement, as amended from time to time being herein referred to as the "Revolving Credit Agreement," the terms defined therein being used herein as therein defined), among the undersigned, certain Banks parties thereto, Credit Lyonnais New York Branch and The Toronto-Dominion Bank as Managing Agents, and Credit Lyonnais New York Branch as Administrative Agent for said Banks, and hereby gives you notice, irrevocably, pursuant to Section 2.02 of the Revolving Credit Agreement that the undersigned hereby requests a Borrowing under the Revolving Credit Agreement, and in that connection sets forth below the information relating to such Borrowing (the "Proposed Borrowing") as required by Section 2.02(a) of the Credit Agreement.

           (i)     The Business Day of the Proposed Borrowing is ____________,
     199___.

          (ii) The Type of Advances comprising the Proposed Borrowing is (Base Rate Advances) (Adjusted CD Rate Advances) (LIBOR Advances).

         (iii) The aggregate amount of the Proposed Borrowing is $______________.

         *((iv)    The initial Interest Period for each Advance made as part of the Proposed Borrowing is _____ (days) (months).)

________________
* To be included for a Proposed Borrowing comprised of Adjusted CD Rate Advances or LIBOR Advances.

     The undersigned hereby certifies that the applicable conditions precedent set forth in Article III of the Revolving Credit Agreement to the making of the Proposed Borrowing have been satisfied.

                                 Very truly yours,

                                 CITRUS CORP.




                                 By:
                                    ----------------------------
                                      Title:

                                                                  EXHIBIT 3.01-A

                           (Opinion of Borrower's Counsel)

                               Vinson & Elkins L.L.P.
                               2500 First City Tower
                                 1001 Fannin Street
                             Houston, Texas  77002-6760

                                       (Date)

To each of the Banks parties to the Revolving
Credit Agreement dated as of December 23, 1993 among Citrus Corp., said Banks, Credit Lyonnais
New York Branch and The Toronto-Dominion Bank as Managing Agents, and Credit Lyonnais New York
Branch, as Administrative Agent for said Banks, and to such Managing Agents and Administrative
Agent


                               Re:  Citrus Corp.


Ladies and Gentlemen:

     This opinion is furnished to you pursuant to Section 3.01(i) of the Revolving Credit Agreement dated as of December 23, 1993 (the "Credit Agreement"), among Citrus Corp. (the "Borrower"), the Banks parties thereto, Credit Lyonnais New York Branch and The Toronto-Dominion Bank as Managing Agents, and Credit Lyonnais New York Branch as Administrative Agent for said Banks. Except as otherwise defined herein, terms defined in the Credit Agreement are used herein as therein defined.

     We have acted as counsel for the Borrower in connection with the preparation, execution, delivery and effectiveness of the Credit Agreement.

     In that connection, we have examined:

     (1) The Credit Agreement;

     (2) The Notes; and

     (3) The Note Purchase Agreements.

December __, 1993
Page 2



     We have also examined the originals, or copies certified to our satisfaction, of the documents listed in a certificate of the Vice President and Chief Financial Officer of the Borrower and FGT dated the date hereof and attached hereto as Exhibit "A" (the "Officer's Certificate"), certifying that the documents listed therein are all of the material (meaning for purposes of this opinion those creating a monetary liability of $10,000,000 or more) indentures, loan or credit agreements, receivables sale or financing agreements, lease financing agreements, capital leases, mortgages, security agreements, bonds and notes (except bonds and notes issued pursuant to the aforesaid indentures and loan or credit agreements), and guaranties of any such obligations, to which the Borrower or FGT is subject and to the effect that there are no orders, writs, judgments, awards, injunctions or decrees which affect or purport to affect (i) the Borrower's right to borrow money or the Borrower's obligations under the Credit Agreement or the Notes, or (ii) the execution, delivery and consent by the Borrower to the terms of the Note Purchase Agreements. In addition, we have (i) investigated such questions of law and (ii) relied on such certificates from officers and representatives of the Borrower, FGT, Enron Corp. and Sonat Inc., and from public officials, as we have deemed necessary or appropriate for the purposes of this opinion.

     In rendering the opinions herein set forth, we have assumed (i) with respect to our opinions set forth in paragraphs 5 and 6 below, the due authorization, execution and delivery of the Credit Agreement and the Note Purchase Agreements by all parties to such documents (other than Enron and Sonat with respect to their respective Note Purchase Agreements and Citrus with respect to the Note Purchase Agreements and the Credit Agreement), and that the Credit Agreement and the Note Purchase Agreements are valid, binding and enforceable (subject to limitations on enforceability of the types referred to in paragraphs (a) and (b) below) against all parties to such documents (other than Enron and Sonat with respect to their respective Note Purchase Agreements and Citrus with respect to the Note Purchase Agreements and the Credit Agreement), (ii) the legal capacity of natural persons, (iii) the genuineness of all signatures, (iv) the authenticity of all documents submitted to us as originals, and (v) the conformity to original documents of all documents submitted to us as copies.

     Based upon the foregoing and upon such investigation as we have deemed necessary, we are of the following opinion:

         1. The Borrower is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware.

         2. The Borrower has the corporate power and authority to enter into and perform its obligations under each of the Credit Agreement and the Notes, and to execute, deliver and consent to the terms of the Note Purchase Agreements. The Borrower's execution, delivery and performance of its obligations under the Credit Agreement and the Notes, and the execution, delivery and consent by the Borrower

December __, 1993
Page 3


     to the terms of the Note Purchase Agreements, have been duly authorized by all requisite corporate action. The Credit Agreement has been validly executed and delivered by the Borrower.

         3. No authorization, approval or other action by, and no notice to or filing with, any governmental authority or regulatory body (including, without limitation, FERC) is required to be made or obtained by the Borrower for (i)the execution, delivery and performance by the Borrower of its obligations under the Credit Agreement and the Notes and (ii) the execution, delivery and consent by the Borrower to the terms of the Note Purchase Agreements.

         4. The execution, delivery and performance by the Borrower of the Credit Agreement and the Notes, and the execution, delivery and consent by the Borrower to the terms of the Note Purchase Agreements, does not contravene (i) its Restated Certificate of Incorporation or Bylaws, (ii) any provision of law or regulation (including, without limitation, Regulation X issued by the Federal Reserve Board) applicable to the Borrower or of Regulation U issued by the Federal Reserve Board, or (iii) any contractual or legal restriction contained in any document listed in the Officer's Certificate. The execution, delivery and performance by the Borrower of the Credit Agreement and the Notes, and the execution, delivery and consent by the Borrower to the terms of the Note Purchase Agreements, will not result in the imposition of any Lien upon the property or assets of the Borrower or FGT under any document listed in the Officer's Certificate.

         5. The Credit Agreement and the Notes constitute the legal, valid and binding obligations of the Borrower enforceable against the Borrower in accordance with their terms.

         6. The consent by the Borrower to the terms of the Note Purchase Agreements is valid and binding as against the Borrower and enforceable against the Borrower in accordance with its terms.

         7. The Borrower is not an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

         8. The Borrower is not a "holding company", a "subsidiary company" of a "holding company", an "affiliate" of a "holding company", or an "affiliate" of a "subsidiary company" of a "holding company", in each case as such term is defined in the Public Utility Holding Company Act of 1935, as amended ("PUHCA").

         9. The Borrower is duly qualified to transact business as a foreign corporation and is in good standing in each of the States of Texas, Georgia, Louisiana, Mississippi, Alabama and Florida.

December __, 1993
Page 4



         10. All of the outstanding shares of capital stock of FGT are owned of record directly by the Borrower.

The opinions set forth above are subject to the following qualifications:

         (a) Our opinions in paragraphs 5 and 6 above are subject, as to enforceability, to the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors' rights generally.

         (b) Our opinions in paragraphs 5 and 6 above are subject, as to enforceability, to the effect of general principles of equity (regardless of whether considered in a proceeding in equity or at law), including without limitation, concepts of materiality, reasonableness, good faith and fair dealing, and also to the possible unavailability of specific performance or injunctive relief. Such principles of equity are of general application, and in applying such principles a court, among other things, might not allow a creditor to accelerate maturity of a debt upon the occurrence of a default deemed immaterial or might decline to order the Borrower to perform covenants.

     In rendering the opinions expressed in paragraph 4 above we have made no examination of any accounting or financial matters and express no opinion with respect thereto.

     In rendering the opinions set forth in paragraphs 3, 4, 5, 6 and 8 above, we call to your attention the fact that on June 1, 1987, the Securities and Exchange Commission issued an order declaring that FGT is not a "gas utility company" under PUHCA notwithstanding making a very limited number of "farm tap sales". Such order has not been modified or rescinded.

     In rendering the opinions set forth in paragraphs 3, 4, 5, 6 and 8 above, we have relied upon the opinions stated respectively in (a) paragraph 5 of the opinion, dated today of the Vice President and General Counsel of Enron which is hereby delivered to you pursuant to Section 3.01(k) of the Credit Agreement, and (b) paragraph 5 of the opinion, dated today, of the Vice President and Secretary of Sonat which is being delivered to you pursuant to Section 3.01(m) of the Credit Agreement.

     We have not been called upon to, and accordingly do not, express any opinion as to the various state and Federal laws regulating banks or the conduct of their business (except Regulation U issued by the Federal Reserve Board) that may relate to the Loan Documents or the transactions contemplated thereby. Without limiting the generality of the foregoing, we express no opinion as to the effect of the law of any jurisdiction other than the State of Texas and the State of New York wherein any Bank may be located or where any

December __, 1993
Page 5


enforcement of the Loan Documents may be sought which limits the rates of interest legally chargeable or collectible.

     This opinion is limited to the laws of the State of Texas and the State of New York, the General Corporation Law of the State of Delaware and the Federal law of the United States.

     The opinions herein are solely for the benefit of the Administrative Agent, the Managing Agents, each Bank and each Person that becomes a Bank pursuant to the provisions of the Credit Agreement, in connection with the subject transaction and may not be relied upon by any other person, or by such beneficiaries or any other person in any other context, without the prior written consent of the undersigned.

                            Very truly yours,



                            Vinson & Elkins L.L.P.

                                                              EXHIBIT 3.01-B


                     (Opinion of Vinson & Elkins L.L.P. --
                     Enron Standby Note Purchase Agreement)


                             Vinson & Elkins L.L.P.
                             2500 First City Tower
                               1001 Fannin Street
                           Houston, Texas  77002-6760
                                                               (Date)

To each of the Banks parties to the Revolving
Credit Agreement dated as of December 23, 1993 among Citrus Corp., said Banks, Credit Lyonnais
New York Branch and The Toronto-Dominion
Bank as Managing Agents, and Credit Lyonnais
New York Branch as Administrative Agent for said Banks, and to such Managing Agents and Administrative Agent


                Re:  Enron Corp. Standby Note Purchase Agreement


Ladies and Gentlemen:

         We have acted as counsel for Enron Corp., a Delaware corporation ("Enron"), in connection with the preparation, execution and delivery of the Standby Note Purchase Agreement dated as of December 23, 1993 (the "Enron Note Purchase Agreement") among Enron, Credit Lyonnais New York Branch as Administrative Agent, and Citrus Corp. ("Citrus") joining for the purpose of acknowledging and consenting to the terms thereof. The Enron Note Purchase Agreement relates to the Series A Notes executed and delivered pursuant to, and this opinion is furnished to you pursuant to Section 3.01(j) of, the Revolving Credit Agreement dated as of December 23, 1993 (the "Credit Agreement"), among Citrus, the Banks parties thereto, Credit Lyonnais New York Branch and The Toronto-Dominion Bank as Managing Agents, and Credit Lyonnais New York Branch as Administrative Agent for said Banks. Terms used herein but not defined herein shall have the meanings ascribed to such terms in the Enron Note Purchase Agreement, or if not defined in the Enron Note Purchase Agreement, in the Credit Agreement.

December __, 1993
Page 2



     In that connection, we have examined:

     (1) The Enron Note Purchase Agreement; and

     (2) The Credit Agreement.


     We have also examined the originals, or copies certified to our satisfaction, of the documents listed in a certificate of the Vice President, Finance and Treasurer of Enron dated the date hereof (the "Officer's Certificate"), certifying that the documents listed in such certificate are all of the material (meaning for purposes of this opinion those creating a monetary liability of $50,000,000 or more) indentures, loan or credit agreements, receivables sale or financing agreements, lease financing agreements, capital leases, mortgages, security agreements, bonds and notes (except bonds and notes issued pursuant to the aforesaid indentures and loan or credit agreements), and guaranties of any such obligations, to which Enron is subject and to the effect that there are no orders, writs, judgments, awards, injunctions or decrees which affect or purport to affect Enron's obligations under the Enron Note Purchase Agreement. In addition, we have (i) investigated such questions of law and (ii) relied on such certificates from officers and representatives of Enron and from public officials, as we have deemed necessary or appropriate for the purposes of this opinion.

     In rendering the opinions herein set forth, we have assumed (i) with respect to our opinion set forth in paragraph 3 below, the due authorization, execution and delivery of the Enron Note Purchase Agreement and the Credit Agreement by all parties to such documents (other than Enron and Citrus with respect to the Enron Note Purchase Agreement and Citrus with respect to the Credit Agreement) and that each such document is valid, binding and enforceable (subject to limitations on enforceability of the types referred to in paragraphs (a) and (b) below) against the parties thereto (other than Enron and Citrus with respect to the Enron Note Purchase Agreement and Citrus with respect to the Credit Agreement), (ii) the legal capacity of natural persons,
(iii) the genuineness of all signatures, (iv) the authenticity of all documents submitted to us as originals, and (v) the conformity to original documents of all documents submitted to us as copies.

     Based upon the foregoing and upon such investigation as we have deemed necessary, we are of the following opinion:

         1. No authorization, approval or other action by, and no notice to or filing with, any governmental authority or regulatory body (including, without limitation, FERC) is required to be made or obtained by Enron for the execution, delivery and performance by Enron of the Enron Note Purchase Agreement.

December __, 1993
Page 3



         2. The execution, delivery and performance by Enron of the Enron Note Purchase Agreement does not contravene (i) its Restated Certificate of Incorporation, as amended, or Bylaws, as amended, (ii) any provision of law or regulation applicable to Enron, or (iii) any contractual or legal restriction contained in any document listed in the Officer's Certificate.

         3. The Enron Note Purchase Agreement constitutes the legal, valid and binding obligation of Enron enforceable against Enron in accordance with its terms.

The opinions set forth above are subject to the following qualifications:

         (a) Our opinion in paragraph 3 above is subject, as to enforceability, to the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors' rights generally.

         (b) Our opinion in paragraph 3 above is subject, as to enforceability, to the effect of general principles of equity (regardless of whether considered in a proceeding in equity or at law), including without limitation, concepts of materiality, reasonableness, good faith and fair dealing, and also to the possible unavailability of specific performance or injunctive relief. Such principles of equity are of general application, and in applying such principles a court, among other things, might decline to order Enron to perform covenants.

     In rendering the opinions expressed in paragraphs 1, 2 and 3 above, we have relied upon the opinions stated in paragraphs 1, 2 (so far as such paragraph 2 relates to the corporate powers of, and due authorization of the Enron Note Purchase Agreement by, Enron), 4 and 5 of the opinion, dated today, of the Senior Vice President and General Counsel of Enron Corp. which is being delivered to you pursuant to Section 3.01(k) of the Credit Agreement.

     In rendering the opinions expressed in paragraph 2 above we have made no examination of any accounting or financial matters and express no opinion with respect thereto.

     This opinion is limited to the laws of the State of Texas and the State of New York, the General Corporation Law of the State of Delaware and the Federal law of the United States.

     The opinions herein are solely for the benefit of the Administrative Agent, the Managing Agents, each Bank and each Person that becomes a Bank pursuant to the provisions of the Credit Agreement, in connection with the subject transaction and may not

December __, 1993
Page 4


be relied upon by any other person, or by such beneficiaries or any other person in any other context, without the prior written consent of the undersigned.


                                 Very truly yours,



                                 Vinson & Elkins L.L.P.

                                                                  EXHIBIT 3.01-C


                       (Opinion of Senior Vice President
                     and General Counsel of Enron Corp. --
                        Standby Note Purchase Agreement)


                                  Enron Corp.

                                                                          (Date)


To each of the Banks parties to the
Revolving Credit Agreement dated
as of December 23, 1993 among
Citrus Corp., said Banks, Credit
Lyonnais New York Branch and
The Toronto-Dominion Bank as
Managing Agents, and Credit Lyonnais
New York Branch as Administrative
Agent for said Banks, and to such
Managing Agents and Administrative Agent

     Re: Enron Corp. Standby Note Purchase Agreement

Ladies and Gentlemen:

     As Senior Vice President and General Counsel of Enron Corp., a Delaware corporation ("Enron"), I am familiar with the Standby Note Purchase Agreement dated as of December 23, 1993 (the "Enron Note Purchase Agreement") among Enron, Credit Lyonnais New York Branch as Administrative Agent, and Citrus Corp. ("Citrus") joining for the purposes of acknowledging and consenting to the terms thereof. The Enron Note Purchase Agreement relates to the Series A Notes executed and delivered pursuant to the Revolving Credit Agreement dated as of December 23, 1993 (the "Credit Agreement") among Citrus, the Banks parties thereto, Credit Lyonnais New York Branch and The Toronto-Dominion Bank as Managing Agents, and Credit Lyonnais New York Branch as Administrative Agent for said Banks. In such capacities, I am also familiar with the Restated Certificate of Incorporation, as amended, and Bylaws, as amended, of Enron. This opinion is being furnished to you pursuant to Section 3.01 (k) of the Credit Agreement. Terms used herein but not defined herein shall have the same meaning ascribed to such terms in the Enron Note Purchase Agreement, or if not defined in the Enron Note Purchase Agreement, in the Credit Agreement.

December __, 1993
Page 2




     Before rendering this opinion, I (or other attorneys with Enron's legal department acting under my direction) have examined the Enron Note Purchase Agreement and the Credit Agreement, and have examined and relied upon originals or photostatic or certified copies of such corporate records, certificates of officers of Enron and of public officials, and such agreements, documents and instruments, and have made such investigations of law, as I or such other attorneys have deemed relevant and necessary as the basis for the opinion hereinafter expressed. In such examination, I or such other attorneys assumed the genuineness of all signatures (other than signatures of officers of Enron on the Enron Note Purchase Agreement), the authenticity of all documents submitted to us as originals, and the conformity to original documents of all documents submitted to us as photostatic or certified copies.

     Upon the basis of the foregoing, I am of the opinion that:

         1. Enron is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, and has all corporate powers and all governmental licenses, authorizations, consents and approvals required to carry on its business as now conducted, except to the extent failure to obtain such licenses, authorizations, consents or approvals would not materially adversely affect the business, consolidated financial position or consolidated results of operations of Enron and its Subsidiaries taken as a whole.

         2. The execution, delivery and performance by Enron of the Enron Note Purchase Agreement are within Enron's corporate powers, have been duly authorized by all necessary corporate action on the part of Enron, and do not contravene, or constitute a default under, (a) the Restated Certificate of Incorporation, as amended, or Bylaws, as amended, of Enron,
     (b) any contractual restriction contained in any material (meaning for the purposes of this opinion those creating a monetary liability of $50,000,000 or more) indenture, loan or credit agreement, receivables sale or financing agreement, lease financing agreement, capital lease, mortgage, security agreement, bond or note, or any guaranty of any of such obligations to which Enron is a party, or (c) any judgment, injunction, order or decree known to me to be binding upon Enron. The execution, delivery and performance by Enron of the Enron Note Purchase Agreement will not result in the creation or imposition of any lien, security interest or other charge or encumbrance on any asset of Enron. The Enron Note Purchase Agreement has been duly executed and delivered by Enron.

         3. Except as disclosed in Enron's Form 10-K for the year ended December 31, 1992, or Enron's Form 10-Q for the quarters ended March 31, 1993, June 30, 1993 or September 30, 1993 there is no action, suit or proceeding pending or, to my knowledge, threatened against Enron or any of its Subsidiaries before any

December __, 1993
Page 3



     court or arbitrator or any governmental agency, in which there is a reasonable possibility of an adverse decision which could materially adversely affect the business, consolidated financial position or consolidated results of operations of Enron and its Subsidiaries taken as a whole or which in any manner draws into question the validity of the Enron Note Purchase Agreement.


         4. Enron is not, and is not directly or indirectly "controlled" by any Person which is, an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

         5. Enron is not a "holding company", an "affiliate" of a "holding company" or a "subsidiary company" of a "holding company", in each case as such terms are defined in the Public Utility Holding Company Act of 1935, as amended.

         6. Fifty percent of the outstanding shares of capital stock of Citrus are owned of record, indirectly through a wholly-owned Subsidiary of Enron, by Enron.

     The opinions set forth above are subject to the following qualifications:

         1. In rendering the opinions expressed in paragraph 2 above, neither I nor any other attorney acting under my direction has made any examination of any accounting or financial matters related to certain of the covenants contained in certain documents to which Enron may be subject, and I express no opinion with respect thereto.

         2. This opinion is limited in all respects to the laws of the State of Texas and the General Corporation Law of the State of Delaware and Federal law.

         3. In rendering the opinion expressed in paragraph 3 above, I (or the other attorneys acting under my direction) have only reviewed the files and records of Enron and its Subsidiaries, and we have consulted with such senior officers of Enron and its Subsidiaries as we have deemed necessary.

     This opinion is solely for the benefit of the Administrative Agent, the Managing Agents, each Bank and each Person that becomes a Bank pursuant to the provisions of the Credit Agreement, in connection with the subject transaction and may not be relied upon by any other person, or by such beneficiaries or any other person in any other context, without the written consent of the undersigned; provided, however, that Vinson & Elkins L.L.P. may rely on certain provisions of this opinion to the extent stated in its

December __, 1993
Page 4



opinion for the purposes of rendering its opinion pursuant to Sections 3.01(i) and 3.01(j) of the Credit Agreement

                                      Very truly yours,



                                      James V. Derrick, Jr.

                                                                  EXHIBIT 3.01-D


                 (Form of Opinion of Vinson & Elkins L.L.P. --
                     Sonat Standby Note Purchase Agreement)


                             Vinson & Elkins L.L.P.
                             2500 First City Tower
                               1001 Fannin Street
                           Houston, Texas  77002-6760

                                                             (Date)

To each of the Banks parties to the Revolving
Credit Agreement dated as of December 23, 1993 among Citrus Corp., said Banks, Credit Lyonnais
New York Branch and The Toronto-Dominion
Bank as Managing Agents, and Credit Lyonnais
New York Branch as Administrative Agent for said Banks, and to such Managing Agents and Administrative Agent


                Re:  Sonat Inc. Standby Note Purchase Agreement


Ladies and Gentlemen:

         We have acted as counsel for Sonat Inc., a Delaware corporation ("Sonat"), in connection with the preparation, execution and delivery of the Standby Note Purchase Agreement dated as of December 23, 1993 (the "Sonat Note Purchase Agreement") among Sonat, Credit Lyonnais New York Branch as Administrative Agent, and Citrus Corp. ("Citrus") joining for the purpose of acknowledging and consenting to the terms thereof. The Sonat Note Purchase Agreement relates to the Series B Notes executed and delivered pursuant to, and this opinion is furnished to you pursuant to Section 3.01(l) of, the Revolving Credit Agreement dated as of December 23, 1993 (the "Credit Agreement"), among Citrus, the Banks parties thereto, Credit Lyonnais New York Branch and The Toronto-Dominion Bank as Managing Agents, and Credit Lyonnais New York Branch as Administrative Agent for said Banks. Terms used herein but not defined herein shall have the meanings ascribed to such terms in the Sonat Note Purchase Agreement, or if not defined in the Sonat Note Purchase Agreement, in the Credit Agreement.

December __, 1993
Page 2




     In that connection, we have examined:

     (1) The Sonat Note Purchase Agreement; and

     (2) The Credit Agreement.


     We have also (i) investigated such questions of law and (ii) relied on such certificates from officers and representatives of Sonat and from public officials, as we have deemed necessary or appropriate for the purposes of this opinion.

     In rendering the opinion herein set forth, we have assumed (i) the due authorization, execution and delivery of the Sonat Note Purchase Agreement and the Credit Agreement by all parties to such documents (other than Sonat and Citrus with respect to the Sonat Note Purchase Agreement and Citrus with respect to the Credit Agreement) and that each such document is valid, binding and enforceable (subject to limitations on enforceability of the types referred to in paragraphs (a) and (b) below) against the parties thereto (other than Sonat and Citrus with respect to the Sonat Note Purchase Agreement and Citrus with respect to the Credit Agreement), (ii) the legal capacity of natural persons, (iii) the genuineness of all signatures, (iv) the authenticity of all documents submitted to us as originals, and (v) the conformity to original documents of all documents submitted to us as copies.

     Based upon the foregoing and upon such investigation as we have deemed necessary, we are of the opinion that the Sonat Note Purchase Agreement constitutes the legal, valid and binding obligation of Sonat enforceable against Sonat in accordance with its terms.

The opinion set forth above is subject to the following qualifications:

         (a) Our opinion above is subject, as to enforceability, to the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors' rights generally.

         (b) Our opinion above is subject, as to enforceability, to the effect of general principles of equity (regardless of whether considered in a proceeding in equity or at law), including without limitation, concepts of materiality, reasonableness, good faith and fair dealing, and also to the possible unavailability of specific performance or injunctive relief.
     Such principles of equity are of general application, and in applying such principles a court, among other things, might decline to order Sonat to perform covenants.

December __, 1993
Page 3




     In rendering the opinion expressed above, we have relied upon the opinions stated in paragraphs 1, 2, 3, 4, 5 and 6 of the opinion, dated today, of the Vice President and Secretary of Sonat which is being delivered to you pursuant to Section 3.01(m) of the Credit Agreement.

     This opinion is limited to the laws of the State of Texas and the State of New York, the General Corporation Law of the State of Delaware and the Federal law of the United States.

     The opinions herein are solely for the benefit of the Administrative Agent, the Managing Agents, each Bank and each Person that becomes a Bank pursuant to the provisions of the Credit Agreement, in connection with the subject transaction and may not be relied upon by any other person, or by such beneficiaries or any other person in any other context, without the prior written consent of the undersigned.

                                 Very truly yours,



                                 Vinson & Elkins L.L.P.

                                                                  EXHIBIT 3.01-E


                           (Opinion of Vice President
                         and Secretary of Sonat Inc. --
                        Standby Note Purchase Agreement)


                                   Sonat Inc.

                                                                 (Date)



To each of the Banks parties to the
Revolving Credit Agreement dated
as of December 23, 1993 among
Citrus Corp., said Banks, Credit
Lyonnais New York Branch and
The Toronto-Dominion Bank as
Managing Agents, and Credit Lyonnais
New York Branch as Administrative
Agent for said Banks, and to such
Managing Agents and Administrative Agent

     Re: Sonat Inc. Standby Note Purchase Agreement

Ladies and Gentlemen:

     As Vice President and Secretary of Sonat Inc., a Delaware corporation ("Sonat"), and an attorney licensed to practice law under the laws of the State of Alabama, I am familiar with the Standby Note Purchase Agreement dated as of December 23, 1993 (the "Sonat Note Purchase Agreement") among Sonat, Credit Lyonnais New York Branch as Administrative Agent, and Citrus Corp. ("Citrus") joining for the purposes of acknowledging and consenting to the terms thereof. The Sonat Note Purchase Agreement relates to the Series B Notes executed and delivered pursuant to the Revolving Credit Agreement dated as of December 23, 1993 (the "Credit Agreement") among Citrus, the Banks parties thereto, Credit Lyonnais New York Branch and The Toronto-Dominion Bank as Managing Agents, and Credit Lyonnais New York Branch as Administrative Agent for said Banks. In such capacities, I am also familiar with the Restated Certificate of Incorporation and By-laws of Sonat. This opinion is being furnished to you pursuant to Section 3.01(m) of the Credit Agreement. Terms used herein but not defined herein shall have the same meaning ascribed to such terms in the Sonat Note Purchase Agreement, or if not defined in the Sonat Note Purchase Agreement, in the Credit Agreement.

December __, 1993
Page 2




     Before rendering this opinion, I (or other attorneys with Sonat's legal department acting under my direction) have examined the Sonat Note Purchase Agreement and the Credit Agreement, and have examined and relied upon originals or photostatic or certified copies of such corporate records, certificates of officers of Sonat and of public officials, and such agreements, documents and instruments, and have made such investigations of law, as I or such other attorneys have deemed relevant and necessary as the basis for the opinion hereinafter expressed. In such examination, I or such other attorneys assumed the genuineness of all signatures (other than signatures of officers of Sonat on the Sonat Note Purchase Agreement), the authenticity of all documents submitted to us as originals, and the conformity to original documents of all documents submitted to us as photostatic or certified copies.

     Upon the basis of the foregoing, I am of the opinion that:

         1. Sonat is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all corporate powers and all governmental licenses, authorizations, consents and approvals required to carry on its business as now conducted, except to the extent failure to obtain such licenses, authorizations, consents or approvals would not materially adversely affect the business, consolidated financial position or consolidated results of operations of Sonat and its Subsidiaries taken as a whole.

         2. The execution, delivery and performance by Sonat of the Sonat Note Purchase Agreement are within Sonat's corporate powers, have been duly authorized by all necessary corporate action on the part of Sonat, and do not contravene, or constitute a default under, (a) the Restated Certificate of Incorporation or By-laws of Sonat, (b) any contractual or legal restriction contained in any material (meaning for the purposes of this opinion those creating a monetary liability of $50,000,000 or more) indenture, loan or credit agreement, receivables sale or financing agreement, lease financing agreement, capital lease, mortgage, security agreement, bond or note, or any guaranty of any of such obligations to which Sonat is a party, (c) any provision of any law or regulation applicable to Sonat or (d) any judgment, injunction, order or decree known to me to be binding upon Sonat. The execution, delivery and performance by Sonat of the Sonat Note Purchase Agreement will not result in the creation or imposition of any lien, security interest or other charge or encumbrance on any asset of Sonat except as provided in the Sonat Note Purchase Agreement. The Sonat Note Purchase Agreement has been duly executed and delivered by Sonat.

         3. No authorization, approval or other action by, and no notice to or filing with, any governmental authority or regulatory body (including, without

December __, 1993
Page 3



     limitation, FERC) is required to be made or obtained by Sonat for the execution, delivery and performance by Sonat of the Sonat Note Purchase Agreement.

         4. Sonat is not, and is not directly or indirectly "controlled" by any Person which is, an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

         5. Sonat is not a "holding company", an "affiliate" of a "holding company" or a "subsidiary company" of a "holding company", in each case as such terms are defined in the Public Utility Holding Company Act of 1935, as amended.

         6. Fifty percent of the outstanding shares of capital stock of Citrus are owned of record directly by Sonat.

     The opinions set forth above are subject to the following qualifications:

         1. In rendering the opinions expressed in paragraph 2 above, neither I nor any other attorney acting under my direction has made any examination of any accounting or financial matters related to certain of the covenants contained in certain documents to which Sonat may be subject, and I express no opinion with respect thereto.

         2. This opinion is limited in all respects to the laws of the State of Alabama, the General Corporation Law of the State of Delaware and Federal law.

     In rendering the above opinion, I call to your attention that, except as disclosed in Sonat's Form 10-K for the year ended December 31, 1992, or Sonat's Form 10-Q for the quarters ended March 31, 1993, June 30, 1993 or September 30, 1993, to my knowledge there is no action, suit or proceeding pending or overtly threatened in writing against Sonat or any of its Subsidiaries before any court or arbitrator or any governmental agency, in which there is a reasonable likelihood of an adverse decision which would materially adversely affect the business, consolidated financial position or consolidated results of operations of Sonat and its Subsidiaries taken as a whole or which in any manner draws into question the validity of the Sonat Note Purchase Agreement. In calling to your attention the matters set forth in the preceding sentence, I (or the other attorneys acting under my direction) have only reviewed the files and records of Sonat and its Subsidiaries, and we have consulted with such senior officers of Sonat and its Subsidiaries as we have deemed necessary.

     This opinion is solely for the benefit of the Administrative Agent, the Managing Agents, each Bank and each Person that becomes a Bank pursuant to the provisions of the

December __, 1993
Page 4



Credit Agreement, in connection with the subject transaction and may not be relied upon by any other person, or any such person in any other context, without the prior written consent of the undersigned; provided, however, that Vinson & Elkins L.L.P. may rely on certain provisions of this opinion to the extent stated in its opinion for the purposes of rendering its opinion pursuant to Sections 3.01(i) and 3.01(l) of the Credit Agreement.

                                 Very truly yours,




                                 Beverley T. Krannich

                                                                  EXHIBIT 3.01-F



                      (Opinion of Andrews & Kurth L.L.P.)



                              December _____, 1993



The Banks, the Administrative
Agent and the Managing Agents
Referred to Below
c/o Credit Lyonnais



Ladies and Gentlemen:

     We have acted as special counsel to Credit Lyonnais New York Branch and The Toronto-Dominion Bank, as managing agents (in such capacity, the "Managing Agents"), in connection with negotiation, execution and delivery by Citrus Corp., a Delaware corporation (the "Borrower"), of the Revolving Credit Agreement dated as of December 23, 1993 (the "Credit Agreement") with the banks party thereto (the "Banks"), Credit Lyonnais New York Branch, as administrative agent for the Banks (in such capacity, the "Administrative Agent"), and the Managing Agents, the Series A Notes and the Series B Notes dated the date hereof and issued by the Borrower to the Banks pursuant to the Credit Agreement (the "Notes"), the Standby Note Purchase Agreement dated as of December ____, 1993 (the "Enron Note Purchase Agreement") among Enron Corp., a Delaware corporation, the Administrative Agent and the Borrower and the Standby Note Purchase Agreement dated as of December 23, 1993 among Sonat Inc., a Delaware corporation, the Administrative Agent and the Borrower (the "Sonat Note Purchase Agreement"). This opinion is being delivered pursuant to Section 3.01(m) of the Credit Agreement. The Credit Agreement, the Notes, the Enron Note Purchase Agreement and the Sonat Note Purchase Agreement are herein individually referred to as a "Loan Document" and collectively referred to as the "Loan Documents." The Borrower, Enron and Sonat are herein individually referred to as a "Loan Party."

     In connection with this opinion, we have examined executed originals or copies, certified or otherwise identified to our satisfaction of the Loan Documents.

     For purposes of this opinion, we have assumed with your permission and without independent investigation the following:

     (a) that each of the parties to the Loan Documents has the requisite power and authority to execute, deliver and perform its obligations thereunder;

The Banks, the Administrative
Agent and the Managing Agents
Date
Page 2



     (b) that the Loan Documents have been duly authorized, executed and delivered by each of the parties thereto;

     (c) the genuineness of all signatures of, and the authority of, all Persons signing all documents examined by us in connection with this opinion on behalf of parties thereof;

     (d)  the capacity of each signing party; and

     (e) the authenticity of all documents submitted to us as originals, the conformity to original documents of all documents submitted to us as certified or photostatic copies and the authenticity of the originals of such copies.

     Based upon and subject to the foregoing and other qualifications and assumptions set forth below, and upon such other matters as we have deemed appropriate, we are of the opinion that each Loan Document constitutes the valid, binding and enforceable obligation of each Loan Party party thereto enforceable against such Loan Party in accordance with its terms.

     The foregoing opinion is subject to the following qualifications:

     The enforceability of the Loan Documents may be limited by the effect of applicable bankruptcy, insolvency, reorganization, moratorium and similar laws affecting the enforcement of creditors' rights generally and by general principles of equity (regardless of whether considered in a proceeding in equity or at law), including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing, and also to the possible unavailability of specific performance or injunctive relief. Such principles of equity are of general application, and in applying such principles a court, among other things, might not allow a creditor to accelerate maturity of a debt upon the occurrence of a default deemed immaterial or might decline to order a Loan Party to perform covenants.

     We express no opinion as to the effect of the law of any jurisdiction other than the State of Texas and the State of New York wherein any Bank may be located or where any enforcement of the Loan Documents may be sought which limits the rates of interest legally chargeable or collectible.

     This opinion is limited in all respects to the laws of the States of Texas and New York and applicable federal law. This opinion is provided to you solely for the purpose of complying with a condition set forth in the Credit Agreement and, without our prior written consent, may not be relied upon in any manner by any other person (other than a person who becomes a Bank pursuant to the provisions of the Credit Agreement).

                                 Very truly yours,

                                                                    EXHIBIT 8.06

                               TRANSFER AGREEMENT

     This Transfer Agreement dated as of ____________________ (this "Agreement"), is made by and among Citrus Corp., a Delaware corporation (the "Borrower"), Credit Lyonnais New York Branch as Administrative Agent (under the Revolving Credit Agreement dated as of December 23, 1993 among the Borrower, the Managing Agents, the Administrative Agent and the Banks parties thereto, such Revolving Credit Agreement as amended from time to time being herein referred to as the "Revolving Credit Agreement"), ________________________ ____________________ (the "Assignor") and ________________________ (the
"Assignee"). In consideration of the mutual covenants herein contained, the parties agree to the following:

         1. Transfer. Pursuant to Section 8.06 of the Revolving Credit Agreement, the Assignor assigns to the Assignee (without representation or warranty to the Assignee and without the Assignee having recourse against the Assignor as a result of such assignment), and the Assignee assumes, $___________ of the Assignor's $____________ Commitment under the Revolving Credit Agreement. (The Assignee is already a Bank under the Revolving Credit Agreement with a Commitment of $__________ prior to the assumption contemplated hereby.) (The Assignee is approved by the Administrative Agent and the Borrower for purposes of this assignment and assumption.) As contemplated by
Section 8.06, it is agreed that:

     (i) the Assignor is released from all of its obligations under the Revolving Credit Agreement with respect to or arising as a result of the $______________ portion of its Commitment hereby assigned;

     (ii) the Assignee is obligated for such $______________ portion of such Commitment hereby assigned and all other obligations of the Assignor (including, without limitation, obligations to the Administrative Agent under Section 7.05 of the Revolving Credit Agreement or otherwise) under the Revolving Credit Agreement with respect to such portion of such Commitment hereby assigned;

     (iii) the Assignee is assigned the right to vote or consent under the Revolving Credit Agreement and all other rights and obligations of the Assignor under the Revolving Credit Agreement, in each case to the extent of such portion of such Commitment hereby assigned;
     (iv) the Borrower, contemporaneously (except as stated below) with the execution and delivery of this Agreement, will deliver, in replacement of the Series A Note of the Assignor currently outstanding ((and in replacement of the Assignee's existing $__________ Series A Note)) (a) to the Assignee, a new Series A
              Note in the amount of $_____________, such amount being 50 percent of the Assignee's Commitment

              Commitment after giving effect to this Agreement ((and the Assignee agrees to cancel and return to the Borrower, with reasonable promptness following such delivery, the Series A Note of the Assignee being replaced thereby)), (b) to the Assignor, if the Assignor has a Commitment after giving effect to this Agreement, a new Series A Note in the amount of $___________, such amount being 50 percent of the Commitment, if any, of the Assignor after giving effect to this Agreement (and the Assignor agrees to cancel and return to the Borrower, with reasonable promptness following delivery of such new Series A Note, the Series A Note of the Assignor being replaced thereby, and if the Assignor has no Commitment after giving effect to this Agreement the Assignor agrees to cancel and return to the Borrower, contemporaneously with the execution of this Agreement, the exiting Series A Note of the Assignor), and (c) to the Administrative Agent, photocopies of all such new Series A Notes and, with reasonable promptness after the receipt by the Borrower of such cancelled Series A Notes, photocopies of all such cancelled Series A Notes;

     (v) the Borrower, contemporaneously (except as stated below) with the execution and delivery of this Agreement, will deliver, in replacement of the Series B Note of the Assignor currently outstanding ((and in replacement of the Assignee's existing $__________ Series B Note)) (a) to the Assignee, a new Series B
              Note in the amount of $_____________, such amount being 50 percent of the Assignee's Commitment after giving effect to this Agreement ((and the Assignee agrees to cancel and return to the Borrower, with reasonable promptness following such delivery, the Series B Note of the Assignee being replaced thereby)), (b) to the Assignor, if the Assignor has a Commitment after giving effect to this Agreement, a new Series B Note in the amount of $__________, such amount being 50 percent of the Commitment, if any, of the Assignor after giving effect to this Agreement (and the Assignor agrees to cancel and return to the Borrower, with reasonable promptness following delivery of such new Series B Note, the Series B Note of the Assignor being replaced thereby, and if the Assignor has no Commitment after giving effect to this Agreement the Assignor agrees to cancel and return to the Borrower, contemporaneously with the execution of this Agreement, the exiting Series B Note of the Assignor), and (c) to the Administrative Agent, photocopies of all such new Series B Notes and, with reasonable promptness after the receipt by the Borrower of such cancelled Series B Notes, photocopies of all such cancelled Series B Notes;

     ((vi) inasmuch as there are currently no outstanding Advances, no transfer of Advances is hereby made;)

     ((vi) $____________ of the Assignor's outstanding Advances are transferred to the Assignee, which amount represents (the aggregate amount of all of the Assignor's outstanding Advances) (the aggregate amount of the assigned portion of the outstanding Advances of the Assignor, there being assigned to the Assignee a portion of each such Advance with the assigned portion of each such Advance being equal to the amount of such Advance multiplied by a fraction, the numerator of which is the amount of the Assignor's Commitment assumed by the Assignee and the denominator of which is the amount of the Assignor's Commitment immediately prior to such assumption;)

     (vii) the Assignee confirms that it is a party to the Revolving Credit Agreement as a Bank and agrees that after giving effect to this Agreement its Commitment will be $_________________; and

     (viii) the Assignor agrees that after giving effect to this Agreement its Commitment will be $__________;

     (ix) the Assignee (a) represents and warrants that it is legally authorized to enter into this Agreement, (b) confirms that it has received copies of the Revolving Credit Agreement and the Note Purchase Agreements together with copies of the most recent financial statements delivered pursuant to Section 5.01 of each of the Revolving Credit Agreement and the Note Purchase Agreements and such other Loan Documents and other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Agreement, (c) agrees that it will, independently and without reliance upon the Administrative Agent or any other Bank and based upon such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, (d) appoints and authorizes the Administrative Agent to take such action as Administrative Agent on its behalf and to exercise such powers under the Loan Documents as are delegated to the Administrative Agent by the terms thereof, together with such powers as are reasonably incidental thereto(, AND) (e) agrees that it will perform in accordance with their respective terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Bank (AND (F) REPRESENTS THAT IT HAS DELIVERED TO THE BORROWER AND THE ADMINISTRATIVE AGENT ALL APPLICABLE PRESCRIBED FORMS);*(and)





__________________________________

(     *  To be included if Assignee is organized under the laws of a jurisdiction outside the United States.)

     ((x) the Assignee specifies the following offices as its Applicable Lending Offices and its Address For Notices under the Revolving Credit Agreement:

                       Domestic                   CD Lending                      Eurodollar
                     Lending Office                 Office                      Lending Office
                     -------------               -----------                    --------------

                   ____________________      ______________________         __________________________
                   ____________________      ______________________         __________________________
                   Attention:__________      Attention:____________         Attention:________________
                   Telecopy: __________      Telecopy:_____________         Telecopy:_________________




                                            Address For Notices:
                                            _____________________
                                            _____________________
                                            _____________________
                                            Attention:___________
                                            Telecopy:____________



              ; and)

     (xi) The Assignor and Assignee have caused a counterpart of this Agreement to be delivered to the Administrative Agent, together with the non-refundable assignment fee referred to in Section
              8.06 of the Revolving Credit Agreement.

         2. Amendments, Etc. This Agreement shall not be amended, waived or otherwise modified except in writing executed by the parties hereto.

         3. Governing Law. Pursuant to Section 5-1401 of the New York General Obligations Law, this Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

         4. Definitions. Capitalized terms used herein which are defined in the Revolving Credit Agreement and not defined herein are used herein as defined in the Revolving Credit Agreement.

         5. Execution in Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

         6. Effective Date. This Agreement shall be effective as of the date first above written for purposes of computation of facility fees under the Revolving Credit Agreement and for all other relevant purposes.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

CITRUS CORP.                     (NAME OF ASSIGNEE)


________________________         ________________________
By:_____________________         By:_____________________
Title:__________________         Title:__________________



CREDIT LYONNAIS, NEW YORK        (NAME OF ASSIGNOR)
BRANCH, as Administrative Agent


________________________         ________________________
By:_____________________         By:_____________________
Title:__________________         Title:__________________

                                      Banks

Commitment:  $20,000,000              SHAWMUT BANK, N.A.



                                      By: /s/ Philip A. Messina
                                         -----------------------
                                      Name:   Philip A. Messina
                                      Title:  Vice President

                                      Address:  Resources & Utilities Group
                                                One Federal Street Boston,
                                                Massachusetts 02211

                                      Telecopy No.:  (617) 292-2969
                                      Domestic lending Office
                                      -----------------------------
                                      Shawmut Bank, N.A.
                                      One Federal Street
                                      Boston, Massachusetts 02211

                                      CD Lending Office
                                      -----------------------------
                                      Shawmut Bank, N.A.
                                      One Federal Street
                                      Boston, Massachusetts 02211

                                      Eurodollar Lending Office
                                      -----------------------------
                                      Shawmut Bank, N.A.
                                      One Federal Street
                                      Boston, Massachusetts 02211

                                        Banks
                                        ------
Commitment:  $15,000,000                SOCIETE  GENERALE, SOUTHWEST AGENCY



                                        By:  /s/ Mark A. Cox
                                           -----------------
                                        Name:  Mark A. Cox
                                        Title: Vice President

                                        Address:  2001 Ross Avenue, Suite 4800
                                                  Dallas, Texas 75201

                                        Telecopy No.:  (214) 979-1104

                                        Domestic Lending Office
                                        -----------------------
                                        Societe Generale, Southwest Agency
                                        Trammel Crow Center
                                        2001 Ross Avenue, Suite 4800
                                        Dallas, Texas 75201

                                        CD Lending Office
                                        -----------------
                                        Societe Generale, Southwest Agency
                                        Trammel Crow Center
                                        2001 Ross Avenue, Suite 4800
                                        Dallas, Texas 75201

                                        Eurodollar Lending Office
                                        -------------------------
                                        Societe Generale, Southwest Agency
                                        Trammel Crow Center
                                        2001 Ross Avenue, Suite 4800
                                        Dallas, Texas 75201

                                                                    Banks
                                                                    -----
Commitment:  $10,000,000               THE SUMITOMO BANK, LIMITED
                                       HOUSTON AGENCY



                                        By: /s/ H. Kobayashi
                                           -----------------
                                        Name:  H. Kobayashi
                                        Title: Joint General Manager

                                        Address:  NationsBank Center, Suite
                                                  1750 700 Louisiana Street
                                                  Houston, Texas 77002

                                        Telecopy No.:  (713) 759-0020

                                        Domestic Lending Office
                                        -----------------------
                                        The Sumitomo Bank, Limited Houston
                                        Agency NationsBank Center, Suite 1750
                                        700 Louisiana Street
                                        Houston, Texas 77002

                                        Eurodollar Lending Office
                                        -------------------------
                                        The Sumitomo Bank, Limited Houston
                                        Agency NationsBank Center, Suite 1750
                                        700 Louisiana Street
                                        Houston, Texas 77002

                                        Banks
                                        -----
Commitment:  $40,000,000                TORONTO DOMINION (TEXAS), INC.



                                        By:  /s/ Kathy Lynn
                                           ----------------
                                        Name:   Kathy Lynn
                                        Title:  Director

                                        Address:  909 Fannin Street, 17th Floor
                                                  Houston, Texas 77010

                                        Telecopy No.:  (713) 951-9921

                                        With a copy to:
                                        The Toronto-Dominion Bank
                                        31 W. 52nd Street
                                        New York, New York 10019-6101
                                        Attn:  Director Utilities & Project
                                        Finance Telecopy No.:  (212)
                                        262-1929

                                        Domestic Lending Office
                                        -----------------------
                                        The Toronto-Dominion Bank
                                        909 Fannin Street, 17th Floor
                                        Houston, Texas 77010

                                        CD Lending Office
                                        -----------------
                                        The Toronto-Dominion Bank
                                        909 Fannin Street, 17th Floor
                                        Houston, Texas 77010

                                        Eurodollar Lending Office
                                        -------------------------
                                        The Toronto-Dominion Bank
                                        909 Fannin Street, 17th Floor
                                        Houston, Texas 77010

                                        Banks
                                        -----
Commitment:  $15,000,000                TRUST COMPANY BANK




                                        By:/s/ James O. Clarke, III
                                           ------------------------
                                        Name:  James O. Clarke, III
                                        Title: Group Vice President



                                        By:  /s/ William J. Bartlett
                                             ----------------------------
                                        Name:    William J. Bartlett
                                        Title:   Banking Officer

                                        Address:  Trust Company Bank
                                                  P. O. Box 4418
                                                  Atlanta, Georgia 30302

                                        Telecopy No.:  (404) 588-8833

                                        Domestic Lending Office
                                        -----------------------
                                        Trust Company Bank
                                        Center 120
                                        25 Park Place, N.E.
                                        Atlanta, Georgia 30303

                                        CD Lending Office
                                        -----------------------
                                        Trust Company Bank
                                        Center 120
                                        25 Park Place, N.E.
                                        Atlanta, Georgia 30303

                                        Eurodollar Lending Office
                                        -------------------------
                                        Trust Company Bank
                                        Center 120
                                        25 Park Place, N.E.
                                        Atlanta, Georgia 30303

                                        Banks
                                        -----
Commitment:  $10,000,000                WESTDEUTSCHE LANDESBANK
                                        GIROZENTRALE, NEW YORK AND
                                        CAYMAN ISLANDS BRANCHES



                                        By:  /s/ Richard Pearse
                                           --------------------
                                        Name:  Richard Pearse
                                        Title: Manager-Director, Credit



                                        By:  /s/ Stephen Frey
                                           ------------------
                                        Name:   S.Frey
                                        Title:  Vice President

                                        Address:  1211 Avenue of the Americas
                                                  New York, New York 10036
                                                  Attn: Richard Newman
                                        Telecopy No.:  (212) 852-6307

                                        Domestic Lending Office
                                        -----------------------
                                        Westdeutsche Landesbank Girozentrale,
                                        New York Branch
                                        1211 Avenue of the Americas
                                        New York, New York 10036
                                        Attn:  Cheryl Wilson
                                        Telecopy No.:  (212) 852-6300

                                        CD Lending Office
                                        -----------------
                                        Westdeutsche Landesbank Girozentrale,
                                        New York Branch
                                        1211 Avenue of the Americas
                                        New York, New York 10036
                                        Attn:  Cheryl Wilson
                                        Telecopy No.:  (212) 852-6300

                                        Eurodollar Lending Office
                                        -------------------------
                                        Westdeutsche Landesbank Girozentrale,
                                        Cayman Islands Branch
                                        1211 Avenue of the Americas
                                        New York, New York 10036
                                        Attn:  Cheryl Wilson
                                        Telecopy No.:  (212) 852-6300





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